Filed Pursuant to Rule 497(c)
Relating to Securities Act File No. 333-157821

ING CLARION REAL ESTATE INCOME FUND
201 King of Prussia Road
Radnor, Pennsylvania  19087
(888) 711-4272

June 19 , 2009
Dear Shareholder:

You are cordially invited to attend a special shareholder meeting (the "Special Meeting") of ING Clarion Real Estate Income Fund ("IIA") a statutory trust organized under the laws of the State of Delaware, to be held on Thursday, July 23, 2009.  Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting IIA.

The proposal you will be asked to consider at the Special Meeting, as described in the enclosed Combined Proxy Statement/Prospectus, is the proposed reorganization (the "Reorganization") of IIA with ING Clarion Global Real Estate Income Fund ("IGR"), a statutory trust organized under the laws of the State of Delaware, having identical investment objectives and investment policies similar, but not identical, to those of IIA.

The Board of Trustees of IIA believes the Reorganization is in the best interests of IIA and its shareholders, and unanimously recommends that you vote "FOR" the proposed Reorganization.

The enclosed materials explain this proposal in more detail, and I encourage you to review it carefully.  As a shareholder, your vote is important, and we hope that you will respond today to ensure that your common shares will be represented at the Special Meeting.  You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;

•	By Internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Broadridge Financial Solutions, Inc., our proxy solicitor, to vote your common shares over the phone.

As always, we appreciate your support.

Sincerely,

T. Ritson Ferguson
President and Chief Executive
Officer of IIA

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be.  If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted "For" the Reorganization.  If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

June 19, 2009

IMPORTANT NOTICE

TO SHAREHOLDERS OF
ING CLARION REAL ESTATE INCOME FUND

QUESTIONS & ANSWERS

Although we recommend that you read the complete Combined Proxy Statement/Prospectus, we have provided for your convenience a brief overview of certain issues which may affect your vote, in question and answer format.

Q:           Why is a shareholder meeting being held?

A:           You are being asked to vote on a reorganization (the "Reorganization") of ING Clarion Real Estate Income Fund ("IIA") with ING Clarion Global Real Estate Income Fund ("IGR" and, together with IIA, each, a "Fund" and, collectively, the "Funds"), a closed-end fund that pursues identical investment objectives and has investment policies that are similar, but not identical, to those of IIA and has the same investment advisor as IIA.

Q:           Why is the Reorganization being recommended?

A:           Each Fund's investment advisor recommended to the Board of Trustees of each Fund (each, a "Board") that they approve the Reorganization.  Each Board has unanimously determined that the Reorganization will benefit the common shareholders of such Fund.  As a result of the Reorganization, it is anticipated that common shareholders of each Fund will experience a reduced annual operating expense ratio, as certain recurring administrative costs will be spread across the combined fund's larger asset base, while the combined fund will continue the same distribution policy, in terms of amount and frequency of payment, that each Fund currently maintains.  In addition, the Reorganization will provide IIA shareholders with enhanced diversification, by providing access to a broader global universe of real estate equity securities, and certain market advantages, such as increased research coverage.  In addition, the Reorganization may provide greater secondary market liquidity and stability as the combined fund would be larger than and have more outstanding common shares than either of the Funds.

IIA and IGR are substantially similar, but not identical.  IIA's and IGR's investment objectives and fundamental policies are identical.  IIA's and IGR's primary investment objective is high current income, and their secondary investment objective is capital appreciation.  IIA and IGR seek to achieve their investment objectives by concentrating their investments in the real estate industry and not in any other industry.  IIA and IGR invest primarily in real estate equity securities.  Additionally, each Fund has the same Board, the same investment advisor, largely overlapping investment advisory personnel and portfolio managers, and substantially similar nonfundamental investment policies, strategies, risks and restrictions.  The primary difference between IIA and IGR is that IIA focuses on real estate companies in the U.S. whereas IGR is able to invest globally, including emerging market countries.

Q:           How will the Reorganization be effected?

A:           Assuming shareholders approve the Reorganization, IIA will merge with and into IGR Merger Subsidiary ("Merger Subsidiary"), a direct, wholly-owned subsidiary of IGR, and IIA will terminate its registration under the Investment Company Act of 1940.  You will become a shareholder of IGR.  You will receive newly-issued common shares of beneficial interest of IGR in exchange for your IIA common shares, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of the common shares you held immediately prior to the Reorganization, less the costs of the Reorganization (though you may receive cash for a fractional share).  Following the Reorganization, Merger Subsidiary will dissolve under Delaware law and be liquidated into IGR.

Q:           At what prices have common shares of IIA and IGR historically traded?

A:           Historically, each Fund's common shares have fluctuated between trading at a premium or discount to net asset value.  Recently, IIA's common shares have not traded in any particular pattern of a greater or lesser premium or discount than IGR's shares.  There can be no assurance that, after the Reorganization, common shares of the combined fund will trade at, above or below net asset value.

Q:           Will I have to pay any sales load, commission or other similar fees in connection with the Reorganization?

A:           You will pay no sales loads or commissions in connection with the Reorganization.  However, if the Reorganization is completed, the costs associated with the Reorganization, including the costs associated with the shareholder meeting, will be borne directly by the respective Fund incurring the expense or allocated between the Funds based on the Boards' assessment of the function of the expense as appropriate.  Such costs are estimated to be $314,000 in the aggregate, of which, on a preliminary basis, approximately $35,000 is attributable to IIA and approximately $279,000 is attributable to IGR.

Q:           Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A:           The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.  If the Reorganization so qualifies, in general, shareholders of IIA will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their IIA common shares solely for IGR common shares pursuant to the Reorganization.  Additionally, IIA will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization.  Neither IGR nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization.

Prior to the closing date of the transactions with respect to the Reorganization (the "Closing Date"), IIA will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to IIA's shareholders all of IIA's investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, if any, through the Closing Date.  Such distributions will be taxable to IIA shareholders.

In connection with the Reorganization, IIA may sell a portion of its portfolio assets, though it does not intend to do so.  The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and IIA's basis in such assets.  Any capital gains that IIA recognizes in these sales will be distributed to IIA's shareholders as a capital gain dividend (to the extent of net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of net short-term capital gain) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The Funds' shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

Q:           What happens if shareholders of IIA do not approve the Reorganization?

A:           In the event that shareholders of IIA do not approve the Reorganization, IIA will continue to exist and operate on a stand alone basis and the Board of IIA will consider what additional actions, if any, to take in light of the failure to obtain shareholder approval.

Q:           How does the Board of IIA suggest that I vote?

A:           After careful consideration, the Board of IIA recommends that you vote "FOR" each of the proposed items.

Q:           How do I vote my proxy?

A:           You may cast your vote by mail, phone, Internet or in person at the Special Meeting.  To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided.  If you choose to vote by phone or Internet, please refer to the instructions found on the proxy card accompanying this Combined Proxy Statement/Prospectus.  To vote by phone or Internet, you will need the "control number" that appears on the proxy card.

Each shareholder who has given a proxy may revoke it at any time prior to its exercise by delivering to the secretary of IIA a written revocation or a duly executed proxy bearing a later date, by voting over the Internet or by telephone at a later time, or by notifying the secretary of IIA at any time before his or her proxy is voted that he or she will be present at the Special Meeting and wishes to vote in person.  Votes provided over the Internet or by telephone must be received by 1:59 p.m. Eastern time on July 23, 2009.  Please note that being present at the Special Meeting alone does not revoke a previously executed and returned proxy.

If you hold shares in the name of a brokerage firm, bank, nominee or other institution (commonly referred to as in "street name"), please contact the person responsible for your account and give instructions on how to vote your shares.  In order to vote your shares held in street name at the Special Meeting, you must provide a legal proxy from the institution through which you hold those shares.

Q:           Whom do I contact for further information?

A:           You may contact your financial adviser for further information.  You may also call Broadridge Financial Solutions, Inc., the Fund's proxy solicitor, at (866) 412-8385.

ING CLARION REAL ESTATE INCOME FUND
201 King of Prussia Road
Radnor, Pennsylvania  19087
(888) 711-4272

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, JULY 23, 2009

Notice is hereby given that a special meeting of shareholders (the "Special Meeting") of ING Clarion Real Estate Income Fund ("IIA") will be held at the offices of ING Clarion Real Estate Securities, L.P., 201 King of Prussia Road, Radnor, Pennsylvania 19087, on Thursday, July 23, 2009 at 2:00 p.m. for the following purposes:

1.     Reorganization

a.
To approve an Agreement and Plan of Reorganization between IIA, ING Clarion Global Real Estate Income Fund ("IGR") and IGR Merger Subsidiary ("Merger Subsidiary"), a direct, wholly-owned subsidiary of IGR.

2.     Adjournment or Postponement of the Special Meeting

a.
To approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Agreement and Plan of Reorganization and related matters as proposed in Proposal 1.  Proposal 2 relates only to an adjournment or postponement of the Special Meeting for purposes of soliciting additional proxies to obtain the requisite shareholder vote to approve the Agreement and Plan of Reorganization and related matters as proposed in Proposal 1.  The Board of Trustees of IIA retains full authority to adjourn or postpone the Special Meeting for any other purpose, including absence of a quorum, without the consent of shareholders.

Shareholders of record as of the close of business on June 9, 2009 are entitled to vote at the Special Meeting or any adjournment thereof.

THE BOARD OF TRUSTEES OF IIA REQUESTS THAT YOU VOTE YOUR COMMON SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF TRUSTEES OF IIA RECOMMENDS THAT YOU CAST YOUR VOTE:

-	FOR THE AGREEMENT AND PLAN OF REORGANIZATION AS DESCRIBED IN THE COMBINED PROXY STATEMENT/PROSPECTUS.

-
FOR THE ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND RELATED MATTERS AS PROPOSED IN PROPOSAL 1.

v

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of Trustees,

T. RITSON FERGUSON
President and Chief Executive Officer
ING Clarion Real Estate Income Fund
June 19, 2009

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE
OR VIA THE INTERNET, NO MATTER HOW MANY COMMON SHARES YOU OWN.

COMBINED PROXY STATEMENT/PROSPECTUS
RELATING TO THE REORGANIZATION OF

ING CLARION REAL ESTATE INCOME FUND

IN EXCHANGE FOR COMMON SHARES OF

ING CLARION GLOBAL REAL ESTATE INCOME FUND

201 King of Prussia Road
Radnor, Pennsylvania  19087
(888) 711-4272

SPECIAL MEETING OF SHAREHOLDERS

June 19, 2009

This Combined Proxy Statement/Prospectus is furnished to you as a shareholder of ING Clarion Real Estate Income Fund ("IIA"), a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act").  A special meeting of shareholders of IIA (the "Special Meeting") will be held at the offices of ING Clarion Real Estate Securities, L.P. ("ING Clarion RES"), 201 King of Prussia Road, Radnor, Pennsylvania 19087, on Thursday, July 23, 2009 at 2:00 p.m. to consider the items listed below and discussed in greater detail elsewhere in this Combined Proxy Statement/Prospectus.  If you are unable to attend the Special Meeting or any adjournment thereof, the Board of Trustees of IIA (the "IIA Board") requests that you vote your common shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet.  The approximate mailing date of this Combined Proxy Statement/Prospectus and accompanying form of proxy is June 19, 2009.

The purposes of the Special Meeting are:

1.     Reorganization

a.
To approve an Agreement and Plan of Reorganization between IIA, ING Clarion Global Real Estate Income Fund ("IGR"), a registered non-diversified, closed-end management investment company under the 1940 Act, and IGR Merger Subsidiary ("Merger Subsidiary"), a direct, wholly-owned subsidiary of IGR.

2.     Adjournment or Postponement of the Special Meeting

a.
To approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Agreement and Plan of Reorganization and related matters as proposed in Proposal 1.  Proposal 2 relates only to an adjournment or postponement of the Special Meeting for purposes of soliciting additional proxies to obtain the requisite shareholder vote to approve the Agreement and Plan of Reorganization and related matters as proposed in Proposal 1.  The IIA Board retains full authority to adjourn or postpone the Special Meeting for any other purpose, including absence of a quorum, without the consent of shareholders.

IGR is sometimes referred to herein as the "Acquiring Fund."  IIA and the Acquiring Fund are each sometimes referred to herein as a "Fund" and, collectively, as the "Funds."  The Agreement and Plan of Reorganization is sometimes referred to herein as the "Reorganization Agreement."  The Reorganization Agreement that IIA shareholders are being asked to consider involves transactions that will be referred to in this Combined Proxy Statement/Prospectus as the "Reorganization."

The Reorganization seeks to combine two substantially similar, but not identical, Funds to achieve certain economies of scale and other operational efficiencies.  The Funds' investment objectives and fundamental policies are identical.  IIA's and IGR's primary investment objective is high current income, and their secondary investment objective is capital appreciation.  IIA and IGR seek to achieve their investment objectives by concentrating their investments in the real estate industry and not in any other industry.  IIG and IGR invest primarily in real estate equity securities.  Additionally, each Fund has the same Board of Trustees, the same investment advisor, largely overlapping investment advisory personnel and portfolio managers, and substantially similar nonfundamental investment policies, strategies, risks and restrictions.  The primary difference between IIA and IGR is that IIA focuses on real estate companies in the U.S. whereas IGR is able to invest globally, including emerging markets.

As a result of the Reorganization, it is anticipated that common shareholders of each Fund will experience a reduced annual operating expense ratio, as certain recurring administrative costs will be spread across the combined fund's larger asset base, while the combined fund will continue the same distribution policy, in terms of amount and frequency of payment, that each Fund currently maintains.  In addition, the Reorganization will provide IIA shareholders with enhanced diversification, by providing access to a broader global universe of real estate equity securities, and certain market advantages, such as increased research coverage.  In addition, the Reorganization may provide greater secondary market liquidity and stability as the combined fund would be larger than and have more outstanding common shares than either of the Funds.

In the Reorganization, IIA will merge with and into Merger Subsidiary and shareholders of IIA will receive newly-issued common shares of beneficial interest of IGR, par value $0.001 per share ("IGR Common Shares").  IIA will then terminate its registration under the 1940 Act, and Merger Subsidiary will dissolve under Delaware law and be liquidated into IGR.  The aggregate net asset value (not the market value) of IGR Common Shares received by IIA investors in the Reorganization will equal the aggregate net asset value (not the market value) of IIA common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for their fractional common shares).  IGR will continue to operate after the Reorganization as a registered, non-diversified, closed-end investment company with the investment objectives and policies described in this Combined Proxy Statement/Prospectus.

In the event that shareholders of IIA do not approve the Reorganization, IIA will continue to exist and operate on a stand alone basis and the IIA Board will consider what additional actions, if any, to take in light of the failure to obtain shareholder approval.

This Combined Proxy Statement/Prospectus sets forth concisely the information shareholders of IIA should know before voting on the proposals for their Fund and constitutes an offering of IGR Common Shares.  Please read it carefully and retain it for future reference.  A Statement of Additional Information, dated June 19, 2009, relating to this Combined Proxy Statement/Prospectus (the "Statement of Additional Information") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference.  If you wish to request the Statement of Additional Information, please ask for the "Statement of Additional Information."  Copies of IGR's and IIA's most recent annual report and semi-annual report can be obtained on a web site maintained by ING Clarion RES at www.ingclarionres.com.  In addition, IGR and IIA will furnish, without charge, a copy of the Statement of Additional Information, its most recent annual report and any more recent semi-annual report to any shareholder upon request.  Any such request should be directed to ING Clarion RES by calling (888) 711-4272 or by writing to the respective Fund at 201 King of Prussia Road, Radnor, Pennsylvania 19087.  The address of the principal executive offices of the Funds is 201 King of Prussia Road, Radnor, Pennsylvania 19087, and the telephone number is (888) 711-4272.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports, proxy statements, proxy material and other information with the SEC.  Materials filed with the SEC can be reviewed and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC's web site at www.sec.gov.  Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at

(202) 551-8090.  You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.

The common shares of IGR are listed on the New York Stock Exchange (the "NYSE") under the ticker symbol "IGR" and will continue to be so listed subsequent to the Reorganization.  The common shares of IIA are listed on the NYSE under the ticker symbol "IIA."  Reports, proxy statements and other information concerning IGR or IIA may be inspected at the offices of the NYSE 11 Wall Street, New York, New York 10005.

This Combined Proxy Statement/Prospectus serves as a prospectus of IGR in connection with the issuance of IGR Common Shares in the Reorganization.  No person has been authorized to give any information or make any representation not contained in this Combined Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized.  This Combined Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Combined Proxy Statement/Prospectus is June 19, 2009.

x

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Combined Proxy Statement/Prospectus and in the Statement of Additional Information.  Shareholders should read the entire Combined Proxy Statement/Prospectus carefully.

PROPOSAL 1:  REORGANIZATION OF IIA

The Proposed Reorganization

The Board of Trustees of each Fund (each a "Board"), including the Trustees who are not "interested persons" of each Fund (as defined in the 1940 Act) (the "Independent Trustees"), has unanimously approved the Reorganization Agreement.  If the common shareholders of IIA approve the Reorganization Agreement, IIA will merge with and into Merger Subsidiary and shareholders of IIA will receive IGR Common Shares.  IIA will then terminate its registration under the 1940 Act, and Merger Subsidiary will dissolve under Delaware law and be liquidated into IGR.  The aggregate net asset value (not the market value) of IGR Common Shares received by IIA investors in the Reorganization will equal the aggregate net asset value (not the market value) of IIA common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for fractional common shares).

Background and Reasons for the Proposed Reorganization

The Reorganization seeks to combine two substantially similar, but not identical, Funds to achieve certain economies of scale and other operational efficiencies.  IIA's and IGR's fundamental investment objectives and investment restrictions are identical.  IIA's and IGR's primary investment objective is high current income, and their secondary investment objective is capital appreciation.  IIA and IGR seek to achieve their investment objectives by concentrating their investments in the real estate industry and not in any other industry.  IIA and IGR invest primarily in real estate equity securities.  Additionally, each Fund has the same Board, the same investment advisor, largely overlapping investment advisory personnel and portfolio managers, and substantially similar investment policies, strategies, risks and restrictions.  The primary difference between IIA and IGR is that IIA focuses on real estate companies in the U.S. whereas IGR is able to invest globally, including emerging markets.

The proposed Reorganization will combine the assets of the Funds through a merger of IIA with and into Merger Subsidiary.  The IIA Board, based upon its evaluation of all relevant information, anticipates that the common shareholders of IIA will benefit from the Reorganization.  The Board of IGR (the "IGR Board"), based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit shareholders of IGR.  Each Board reviewed data presented by ING Clarion Real Estate Securities, L.P., investment advisor to each of the Funds (the "Advisor"), showing that common shareholders of each Fund expect to experience a reduced annual operating expense ratio as a result of the Reorganization.  The combined fund resulting from the Reorganization will have a larger asset base than either of the Funds has currently.  Certain recurring administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.  In addition, each Board reviewed data presented by the Advisor showing that the combined fund will provide IIA shareholders with certain market advantages, such as increased research coverage.  Each Board also considered the expectation that the Reorganization may provide greater secondary market liquidity and stability as the combined fund would be larger than and have more outstanding shares than either of the Funds and may provide IIA shareholders with enhanced diversification by providing access to a broader global universe of real estate equity securities.

In approving the proposed Reorganization Agreement, the Board of each Fund, including the Independent Trustees, determined that participation in the Reorganization is in the best interests of the relevant Fund and its shareholders and that the interests of the shareholders of the relevant Fund will not be diluted with respect to net asset value as a result of the Reorganization.

Before reaching these conclusions, the Board of each Fund, including the Independent Trustees, engaged in a thorough review process relating to the proposed Reorganization.  The Independent Trustees also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Trustees' deliberations.  The Board of each Fund, including all of the Independent Trustees, considered the Reorganization at meetings held on December 4, 2008 and February 5, 2009 and approved the Reorganization at the February 5, 2009 meeting.

The primary factors considered by the Board of each Fund with regard to the Reorganization include the following:

•	The fact that the investment objectives and fundamental policies of IIA and IGR are identical. See "Proposal 1: Reorganization of IIA—Comparison of the Funds."

•	The expectation that the combined fund will have the same distribution policy and amount and frequency of payment as each of the Funds currently has.

•	The expectation that the combined fund will have an annual operating expense ratio that is lower than that of each Fund prior to the Reorganization.

•	The expectation that the combined fund will provide IIA shareholders with certain market advantages, such as more research coverage.

•
The expectation that the combined fund will provide greater secondary market liquidity and stability as it would be larger than and have more outstanding common shares than each Fund prior to the Reorganization and may have greater institutional presence in its shareholder base.

•	The expectation that the combined fund will provide IIA shareholders with access to a broader global universe of real estate securities.

•
The opinion of counsel that no gain or loss will be recognized by the Funds or their shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code, as amended (the "Code").

•	The management team who will manage IGR and the management team's investment style and strategies. See "Proposal 1: Reorganization of IIA—Management of the Funds."

•	The fact that contractual fee waivers at the combined fund will roll off on a marginally slower timetable than at IIA and at the same timetable as IGR.

•	The fact that the expenses of the Reorganization and the shareholder approval requirement are lower than for a liquidation or open-ending of IIA.

•
The fact that the costs incurred by IGR to acquire the IIA portfolio via the Reorganization are similar to the transaction costs associated with acquiring a comparable portfolio in the open market (without accounting for market impact and assuming IGR had the capital available to acquire such assets).

•	The fact that IGR will expand its asset base by approximately 11% in a non-dilutive transaction at a time when raising new assets is not generally feasible.

•
The expectation that the yield on the combined fund's portfolio will increase marginally, as a result of the addition of the assets currently held in the IIA portfolio, in comparison to the yield on IGR's existing portfolio.

•	The expectation that shareholders will receive substantially the same services after the Reorganization.

•	The fact that the Advisor recommended to each Board that they approve the Reorganization.

Considering these reasons, the Board of each Fund unanimously concluded that completion of the Reorganization is in the best interests of each Fund and its shareholders and that the interests of the shareholders of the Funds will not be diluted with respect to net asset value as a result of the Reorganization.  This determination was made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.  See "Proposal 1:  Reorganization of IIA—Reasons for the Reorganization."

If the Reorganization is not approved by IIA's shareholders, IIA will continue to exist and operate as a stand alone Delaware statutory trust advised by the Advisor, and the IIA Board will consider what additional actions, if any, to take in light of the failure to obtain shareholder approval.

The table below illustrates the anticipated reduction in operating expenses expected as a result of the Reorganization.  The table sets forth (i) the fees and expenses paid by IIA for the 12-month period ended December 31, 2008, (ii) the fees and expenses paid by IGR for the 12-month period ended December 31, 2008 and (iii) the pro forma fees and expenses for the combined fund, assuming the Reorganization had taken place on December 31, 2008.  As shown below, the Reorganization is expected to result in decreased total annual expenses for shareholders of each Fund.

Fees and Expenses Table for Common Shareholders of the Funds as of December 31, 2008

	IIA	IGR	Pro Forma IGR(a)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares (b)	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None

Annual Expenses (as a percentage of average net assets attributable to common stock as of December 31, 2008)
Investment Management Fees	0.96%	0.94%	0.65	%*
Other Expenses (c)	0.51%	0.34%	0.31	%*

Total Annual Expenses	1.47%	1.28%	0.96%

_______________

* The rate of Investment Management Fees paid will not be reduced as a result of the Reorganization.  The reduction in Investment Management Fees presented for Pro Forma IGR, as compared to either IIA or IGR  arises because Investment Management Fees incurred by IIA and IGR for the period ended December 31, 2008 were calculated based on each Fund’s managed assets, which included assets attributable to leverage associated with outstanding preferred stock, which has since been redeemed (effective March 5, 2009 for IIA and March 12, 2009 for IGR).  Taking into account the redemption of each Fund’s preferred stock, the Investment Management Fees for each of Pro Forma IGR, IIA and IGR would be 65 basis points.  The supplemental table included below illustrates this by showing the results of IIA and IGR on a Pro Forma basis, reflecting the redemption of the preferred stock.  The difference in Total Annual Expenses reflected in the table below results from the spreading of recurring administrative costs across Pro Forma IGR’s larger asset base.

The difference in Total Annual Expenses reflected in the table below results from the spreading of recurring administrative costs across the Pro Forma Combined Fund's larger asset base.

	Pro Forma IIA(a)	Pro Forma IGR(a)	Pro Forma IGR (IIA into IGR (a)	Difference IGR	Difference IIA

Investment Management Fees	0.65%	0.65%	0.65%	0.00%	0.00%
Other expenses(c)	0.75%	0.33%	0.31%	0.02%	0.44%

Total Annual Expenses	1.40%	0.98%	0.96%	0.02%	0.44%

(a)           The pro forma annual operating expenses for the combined fund are estimates for a 12-month period ending December 31, 2009.

(b)           No sales load will be charged in connection with the issuance of the IGR Common Shares as part of the Reorganization.  Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to brokerage commissions or other charges.

(c)           Other Expenses include Acquired Fund fees and expenses of each Fund which are less than 0.01%. An "Acquired Fund" means any company in which a Fund invests or intends to invest (i) that is an investment company or (ii) that would be an investment company under Section 3(a) of the 1940 Act but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act.

IIA and IGR will bear expenses incurred in connection with the Reorganization that are not reflected in "Other Expenses," including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14, the printing and distribution of this Combined Proxy Statement/Prospectus and annual reports, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated between the Funds based on the Boards' assessment of the function of the expense as appropriate.  Neither the Funds nor the Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganization.

While the Funds currently estimate that the Reorganization if consummated, will result in reduced expenses by approximately 20 basis points for IIA and 3 basis points for IGR per year (excluding reduced investment management fees), the realization of these reduced expenses will not affect holders of IIA and IGR proportionately, may take longer than expected to be realized or may not be realized at all.  After the Reorganization, the combined fund is expected to incur lower expenses on a per common share basis than either of the Funds currently incurs.  However, the combined fund may incur higher expenses for a period prior to experiencing such savings or may never experience such savings.

EXAMPLE.  The following example is intended to help you compare the costs of investing in IGR pro forma as a result of the Reorganization with the costs of investing in IIA and IGR without the Reorganization.  An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to common shares) set forth in the table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
IIA	$ 15	$ 46	$ 80	$176
IGR	$ 13	$ 40	$ 71	$155
Pro Forma IGR	$ 10	$ 31	$ 53	$118

___________

The example set forth above assumes common shares of each Fund were owned as of the completion of the Reorganization and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations.  The example should not be considered a representation of past or future expenses or annual rates of return.  Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

Comparison of the Funds

A summary comparison of the investment strategies and significant operating policies used by the Funds is set forth in the table below.  See "Proposal 1: Reorganization of IIA – Comparison of the Funds" for a more detailed comparison of the Funds.  After the Reorganization, the investment strategies and significant operating policies of the combined fund will be those of IGR.
IGR			IIA

	Investment Objectives		Investment Objectives

•	The Fund's primary investment objective is high current income. The Fund's secondary investment objective is capital appreciation.	•	The Fund's primary investment objective is high current income, and the Fund's secondary investment objective is capital appreciation.

	General		General

•	The Fund has a policy of concentrating its investments in the real estate industry and not in any other industry.	•	The Fund has a policy of concentrating its investments in the real estate industry and not in any other industry.

•	Under normal market conditions, the Fund will invest substantially all but no less than 80% of its total assets in income-producing global Real Estate Equity Securities.	•	Under normal market conditions, the Fund will invest at least 90% of its total assets in Real Estate Securities and at least 70% of its total assets in Real Estate Equity Securities.

•	The Fund may invest up to 25% of its total assets in preferred securities of global real estate companies.	•	The Trust may invest up to 30% of its total assets in Real Estate Fixed Income Securities. The Fund will invest primarily in Real Estate Fixed Income Securities that mature at a minimum in one year, at a maximum in 30 years, and in the current market environment, will mature on average in 10 years.

•	The Fund may invest up to 25% of its total assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).	•	The Fund may invest up to 15% of its total assets in illiquid securities.

•	The Fund may invest up to 25% of its total assets in preferred securities that are below investment grade or that are not rated and are considered by the Fund's Advisor to be of comparable quality.	•	The Fund will not invest more than 20% of its total assets in non-investment grade debt securities ("junk bonds") and preferred stock of below investment grade quality considered by the Advisor or the Sub-Advisor to be of below investment grade securities.

•	The Fund may not invest in excess of 25% of its total assets in any industry other than the real estate industry, except that the Fund may invest without limitation in securities backed as to principal or interest by the credit of the United States or agencies or instrumentalities thereof.	•	The Fund may not invest in excess of 25% of its total assets in any industry other than the real estate industry, except that the Fund may invest without limitation in securities backed as to principal or interest by the credit of the United States or agencies or instrumentalities thereof.

	Market Cap of Investments		Market Cap of Investments

•
The Fund will invest primarily in Real Estate Equity Securities with market capitalizations that range, in the current market environment, from approximately $40 million to approximately $25 billion.  However, there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Fund may invest.
•
The Fund will invest primarily in Real Estate Equity Securities with market capitalizations that range, in the current market environment, from $100 million to $12 billion, and will average $1 billion.

	IGR		IIA

	Foreign Investments		Foreign Investments

•	The Fund, under normal market conditions, intends to invest a significant amount (at least 40%) of its assets in countries other than the United States.	•
The Fund may invest up to 10% of its total assets in real estate securities of non-U.S. issuers or that are denominated in various foreign currencies or multinational currency units ("Foreign Securities").

•	Although it is not the Fund's current intent, the Fund may invest up to 100% of its total assets in real estate securities of non-U.S. issuers or that are denominated in various foreign currencies or multinational currency units ("Foreign Securities").

•	Under normal market conditions, the Trust expects to have investments in at least three countries, including the United States.

•	The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs").

	Emerging Markets		Emerging Markets

•
The Fund, under normal market conditions, will invest in Real Estate Equity Securities primarily in developed countries but may invest up to 15% of its total assets in Real Estate Equity Securities of companies domiciled in emerging market countries
		•	Under normal market conditions, the Fund will not hold any Foreign Securities of emerging market issuers.

	Foreign Currency		Foreign Currency

•
The Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other strategic transactions in connection with its investments in foreign Real Estate Equity Securities.
•
The Fund may enter various currency transactions in connection with the Fund's investment in securities of non-U.S. issuers, such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps.

	Derivatives		Derivatives

•
Although not intended to be a significant element in the Fund's investment strategy, from time to time the Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in interest rate transactions and short sales.
•
Although not intended to be significant elements in the Fund's investment strategy, from time to time the Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in interest rate transactions, short sales, and options; engaging in foreign currency transaction in connection with the Fund's investment in securities of non-U.S. issuers; and making forward commitments.

	IGR		IIA

	Leverage		Leverage

•	The Fund may issue preferred shares.	•	The Fund may issue preferred shares.

•	The Fund may borrow money, including borrowing through the issuance of commercial paper or notes.	•	The Fund may borrow money, including borrowing through the issuance of commercial paper or notes.

•	Although the Fund is authorized to use leverage in an amount up to 50% of its capital, the Fund does not intend to use leverage that will exceed approximately 35% of the Fund's capital immediately after the issuance of the preferred shares or 33% if debt is issued instead.	•	Although the Fund is authorized to use leverage in an amount up to 50% of its capital, the Fund does not intend to use leverage that will exceed approximately 35% of the Fund's capital immediately after the issuance of the preferred shares or 33% if debt is issued instead.

	Options		Options

•
In connection with the Fund's anticipated use of leverage through the sale of preferred shares or borrowings, the Fund may enter into interest rate swaps or options.  The Fund would use interest rate swaps or options only with the intent to reduce or eliminate the risk that an increase in interests rates could have on common shares net earnings as a result of the Fund's leverage.
•
In connection with the Fund's anticipated use of leverage through the sale of preferred shares or borrowings, the Fund may enter into interest rate swaps or options.  The Fund would use interest rate swaps or options only with the intent to reduce or eliminate the risk that an increase in interests rates could have on common shares net earnings as a result of the Fund's leverage.

	Defensive Positions		Defensive Positions

•	For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its total assets in cash equivalents and short-term fixed income securities.	•	For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its total assets in cash equivalents and short-term fixed income securities.

	Turnover		Turnover

•	The Fund's annual portfolio turnover rate is not expected to exceed 100% under normal circumstances.	•	The Fund's annual portfolio turnover rate is not expected to exceed 100% under normal circumstances.

	Strategy		Strategy

•
The Advisor uses a disciplined two-step process for constructing the Fund's portfolio.  First, the Advisor selects sectors and geographic regions in which to invest, and determines the degree of representation in the Fund's portfolio of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions.  Second, the Advisor uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors, including: (i) value and properties; (ii) capital structure; and (iii) management and strategy.
•
Specific to real estate equity investing, the Advisor uses intensive financial analysis to identify securities that it believes have the most attractive characteristics.  Securities selection is made with consideration of income and total return potential based on relative value analysis.  The Advisor assesses the relative value of a broad universe of real estate securities based on financial modeling of a company's earnings potential and balance sheet, extensive field research to evaluate the quality of a company's real estate assets, intensive interaction with management to assess competence and incentives, and an evaluation of the company's strategies in light of current and expected real estate market conditions.

•	The Advisor may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.	•	With regard to preferred securities and convertible debt securities, the Advisor seeks to select securities which it views as undervalued after considering return potential and analyzing risk. To make this

	IGR		IIA

determination the Advisor evaluates the fundamental characteristics of a company, including its creditworthiness, and other prevailing market factors. To assess credit quality, the Advisor considers fundamental analysis, corporate structure, capital structure and placement of the preferred or debt securities within the capital structure. Other factors considered include structural features of the securities (such as call options), potential for ratings changes, and relative yield and value versus other income producing securities.

•
With regard to real estate fixed income securities, the Fund's sub-advisor evaluates, invests and manages the Fund's portfolio in mortgage and asset backed securities, primarily CMBS and CBOs, B Notes and unsecured debt of real estate companies.  The Fund's sub-advisor utilizes proprietary analytical methods in performing scenario analysis to forecast cash flows and expected total returns under different interest rate assumptions. Simulation analysis is also performed to provide a broader array of potential patterns of return over different interest rate scenarios. Such analysis may be applied to individual securities or to an entire portfolio.  The Fund's sub-advisor also performs relative value analysis of individual securities based on yield, credit rating, average life, expected duration and option-adjusted spreads.  Other considerations in the Fund's sub-advisor's investment process include analysis of fundamental economic trends, consumer borrowing trends and relevant regulatory developments.

	Dividends and Distributions		Dividends and Distributions

•	Pursuant to a managed distribution policy, Fund intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.	•	Pursuant to a managed distribution policy, Fund intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

As illustrated in the table above, the Funds' investment strategies and significant operating policies are substantially similar but have certain differences.  For example, IGR invests a significant amount of its assets in foreign countries including to some extent in emerging markets while IIA invests its assets in the U.S. and does not invest in emerging markets.

Further Information Regarding the Reorganization

The IIA Board has determined that the Reorganization is in the best interests of common shareholders of IIA and that the interests of such shareholders will not be diluted as a result of the Reorganization.  Similarly, the IGR Board has determined that the Reorganization is in the best interests of common shareholders of IGR and that the interests of such shareholders will not be diluted as a result of the Reorganization.  As a result of the Reorganization, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger combined fund than they did in the Fund in which they were invested.

The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code.  If the Reorganization so qualifies, in general, shareholders of IIA will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their IIA common shares solely for IGR common shares pursuant to the Reorganization.  Additionally, IIA will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization.  Neither IGR nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization.  It is a condition to the closing of the Reorganization that IIA and IGR receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), dated as of the closing date of the Reorganization (the "Closing Date"), regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The IIA Board requests that shareholders of IIA approve the proposed Reorganization at the Special Meeting to be held on Thursday, July 23, 2009.  Shareholder approval of the Reorganization requires the affirmative vote of shareholders of IIA representing more than 50% of the outstanding common shares of IIA.  Subject to the requisite approval of the shareholders of IIA with regard to the Reorganization, it is expected that the Closing Date will be after the close of business on or about July 31, 2009, but it may be at a different time as described herein.

The IIA Board recommends that you vote "FOR" the proposed Reorganization.

PROPOSAL 2:  ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING

The IIA Board is submitting Proposal 2 for consideration at the Special Meeting to authorize each shareholder's named proxy to approve one or more adjournments or postponements of the Special Meeting if there are insufficient votes at the time of the Special Meeting to approve the Agreement and Plan of Reorganization and related matters as proposed in Proposal 1.  Proposal 2 relates only to an adjournment or postponement of the Special Meeting for purposes of soliciting additional proxies to obtain the requisite shareholder votes to approve the Agreement and Plan of Reorganization and related matters as proposed in Proposal 1.  The IIA Board retains full authority to adjourn or postpone the Special Meeting for any other purpose, including absence of a quorum, without the consent of shareholders.

Approval of Proposal 2 requires the affirmative vote of a plurality of the common shares of IIA, present at the Special Meeting, whether in person or by proxy, even if those shares represent less than a quorum.  The "affirmative vote of a plurality" means more shares vote for Proposal 2 than against Proposal 2.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Because of their identical investment objectives and fundamental policies and substantially similar principal investment strategies, the Funds are subject to similar investment risks.  The Reorganization itself is not expected to adversely affect the rights of shareholders of either of the Funds or to create additional risks.  There is no guarantee that common shares of either Fund will not lose value.  This means shareholders of IIA and shareholders of the combined fund could lose money.

The following discussion describes the principal and certain other risks that may affect the combined fund.

IGR is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle.  IGR is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that IGR will achieve its investment objectives.  Your common shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of dividends and distributions.

Risks Associated with the Current Market Environment

Recent economic developments, both in the domestic and global economy, may magnify the risk of investing in IGR.  Dramatic declines in the residential and commercial real estate markets have resulted in significant write-downs of asset values by financial institutions, including government-sponsored entities and major commercial and investment banks and have contributed to an economic slowdown that may be severe and prolonged.  The ultimate scope, reach and effect of the current global financial crisis and economic slowdown cannot be predicted.

Consequences of this economic turmoil that may adversely affect IGR include, among other things:

•
a lack of available credit, lack of confidence in the domestic and/or global financial sector and reduced domestic and international business activity, all which could materially and adversely affect IGR's portfolio companies and IGR;

•	a significant decline in domestic and international equity markets, which has reduced the value of IIA's portfolio securities, and which may further reduce the value of IGR's portfolio securities; and

•	the longer these conditions persist, the greater the probability that these factors could have an adverse effect on IGR's financial results and continued viability.

Legislation has been passed in the U.S. and other countries in an attempt to address the instability in the financial markets and economies.  Legislation or similar proposals by the U.S. or foreign governments, as well as other actions such as monetary or fiscal actions of U.S. government instrumentalities or comparable authorities in other countries, may fail to stabilize domestic and international financial markets, thereby prolonging the negative effects on IGR.  Legislation and other proposals or actions by the U.S. or foreign governments, or U.S. or foreign financial industry regulators, may also have other consequences, including material effects on interest rates and foreign exchange rates, which could materially affect IGR's investments in ways that IGR cannot predict.

Even if legislative or regulatory initiatives or other efforts successfully stabilize and add liquidity to the domestic and/or international financial markets, IGR may need to modify its investment strategies in order to satisfy new regulatory requirements or to compete in a changed business environment.  These regulatory initiatives or other efforts may adversely affect IGR's ability to manage risk, capitalize on market opportunities and meet its investment objectives.  Furthermore, the U.S. government has indicated its willingness to implement additional measures as it may see fit to address changes in market conditions, and further Congressional responses to this financial crisis may result in a comprehensive overhaul of the regulatory infrastructure governing the U.S. financial system.  These future U.S. governmental measures, as well as future governmental measures undertaken by other countries, may have further negative consequences for IGR and its investments and may diminish future opportunities available to it in ways that cannot be predicted.

Given the volatile nature of the current market disruption and the uncertainties underlying efforts to mitigate or reverse the disruption, IGR and the Advisor may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments and trends in new products and services, in the current or future market environment.  Such a failure could materially and adversely affect IGR's investments and its ability to meet its investment objectives.

Interest Rate Risk

Interest rate risk encompasses the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as real estate investment trusts ("REITs") common stocks, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall.  IGR's investments in such securities means that the net asset value and market price of its common shares will tend to decline if market interest rates rise.  Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of IGR dividends and distributions.

IGR has historically leveraged its assets by issuing preferred shares, which pay dividends based on short-term interest rates.  IGR has historically used the proceeds from the sale of preferred shares to buy fixed-income securities that pay interest based on long-term rates.  Both long-term and short-term interest rates may fluctuate.  If short-term interest rates rise, the preferred shares dividend rates may rise so that the amount of dividends paid to holders of preferred shares exceeds the income from the portfolio securities purchased with the proceeds from the sale of preferred shares, thereby reducing the increase available to the holders of IGR's Common Shares.  As of March 12, 2009 IGR will have redeemed all of its preferred shares and no longer have any preferred shares outstanding; however, IGR may issue additional preferred shares in the future.

IGR may enter into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in market interest rates.  There is no guarantee that IGR will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk.

Income Risk

The income received from IGR by common shareholders is based partially on the dividends and interest IGR earns from its investments and partially based on gains from the sale of securities held by IGR, each of which can vary widely over the short and long-term.  If prevailing market interest rates drop, distribution rates of preferred and debt securities held by IGR could drop as well, which could adversely affect the income available for distribution to common shareholders.  IGR's ability to pay distributions to its common shareholders also would likely be adversely affected when prevailing short-term interest rates rise if IGR is utilizing leverage.

Leverage Risk

IGR is authorized to use financial leverage in an amount up to 50% of its capital.  If IGR decides to employ leverage, it does not intend to use leverage that will exceed approximately 35% of its total assets (including the proceeds from the creation of such financial leverage). In addition to issuing preferred shares, the Fund may make further use of financial leverage through borrowing.

Leverage risk is the risk associated with the borrowing of funds and other investment techniques, including the issuance of the preferred shares by IGR, to leverage the common shares.  Leverage is a speculative technique which may expose IGR to greater risk and increase its costs.  Increases and decreases in the value of IGR's portfolio will be magnified when IGR uses leverage.  For example, leverage may cause greater swings in IGR's net asset value or cause IGR to lose more than it invested.  IGR will also have to pay dividends on its preferred shares or interest on its borrowings, reducing IGR's return.  These dividend payments and/or interest expenses may be greater than IGR's return on the underlying investment.  There is no assurance that IGR's leveraging strategy will be successful.

If leverage is employed, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term interest rates on the leverage.  If the dividends or interest rate on the leverage approaches the net rate of return on IGR's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced.  If the dividends or interest rate on the leverage exceeds the net rate of return on IGR's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if IGR were not leveraged.  IGR will pay (and the holders of common shares will bear) any costs and expenses relating to any leverage.  Accordingly, IGR cannot assure you that the use of leverage would result in a higher yield or return to the holders of the common shares.

Any decline in the net asset value of IGR's investments will be borne entirely by the holders of common shares.  Therefore, if the market value of IGR's portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if IGR were not leveraged.  This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.  A material decline in IGR's net asset value may impair IGR's ability to maintain required levels of asset coverage or the ratings assigned by Fitch and Moody's.  In such cases, IGR might be in danger of losing its ratings on any preferred shares issued or IGR's current investment income might not be sufficient to meet the interest payments on indebtedness or the dividend requirements on any preferred shares.  In order to counteract such an event, IGR might need to reduce its leverage and to liquidate investments in order to fund a redemption of some or all of the preferred shares.  Liquidation at times of low security prices may result in capital losses and may reduce returns to the holders of common shares.

If IGR issues any senior securities representing indebtedness (as defined in the 1940 Act) under the requirements of the 1940 Act, the value of IGR's total assets, less all liabilities and indebtedness of IGR not represented by such senior securities, must be at least equal, immediately after the issuance of any such senior securities representing indebtedness, to 300% of the aggregate value of such senior securities.  Upon the issuance of preferred shares, the value of IGR's total assets, less all liabilities and indebtedness of IGR not represented by senior securities, must be at least equal, immediately after the issuance of the preferred shares, to 200% of the aggregate value of any senior securities and the preferred shares.

Any money borrowed will constitute a substantial lien and burden on the common shares by reason of their prior claim against the income of IGR and against the net assets of IGR in liquidation.  IGR may not be permitted to declare dividends or other distributions, with respect to common shares, or purchase or redeem common shares, unless (i) at the time of such declaration, purchase or redemption IGR meets certain asset coverage requirements and (ii) there is no event of default under any borrowings, that is continuing.  In the event of a default under any borrowings the lenders may have the right to cause a liquidation of the collateral (i.e., sale of portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.

IGR reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the level of leverage anticipated after the sale of the preferred shares to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties.  While IGR may from time to time consider reducing or raising leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that IGR will actually reduce or increase leverage in the future or that any reduction or increase, if undertaken, will benefit the holders of common shares.  Changes in the future direction of interest rates are very difficult to predict accurately.  If IGR were to reduce or raise leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction or increase in leverage would likely reduce the income and/or total returns to holders of common shares relative to the circumstance where IGR had not reduced or increased leverage.  IGR may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce or increase leverage as described above.

Because the fee paid to the Advisor is calculated on the basis of managed assets, the fee will be higher when leverage is utilized, giving the Advisor an incentive to utilize leverage.

Concentration and General Risks of Securities Linked to the Real Estate Market

IGR will not invest in real estate directly, but in securities issued by global real estate companies, including REITs and real estate operating companies ("REOCs").  However, because of IGR's policy of concentration in the securities of companies in the real estate industry, it is also subject to the risks associated with the direct ownership of real estate.  These risks include:

•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	changes in zoning laws;

•	losses due to costs resulting from the clean-up of environmental problems;

•	liability to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants;

•	changes in interest rates;

•	financial condition of tenants and buyers and sellers of real estate; and

•	quality of maintenance, insurance and management services.

Thus, the value of the common shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy.  An economic downturn in one or more of the countries in which IGR invests could have a material adverse effect on the real estate markets in these countries and on real estate companies in which IGR invests, which in turn could result in IGR not achieving its investment objectives.  Because IGR has a policy of concentrating its investments in the global real estate market, it is more susceptible to risks associated with that market than a fund that does not concentrate its investments in the global real estate market.

General Real Estate Risk

Real property investments are subject to varying degrees of risk.  The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties.  Income and real estate values may also be adversely affected by such factors as applicable laws, interest rate levels, and the availability of financing.  If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities or dividends on its equity securities will be adversely affected.  In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants.  The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.  The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited.  A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

Due to recent market conditions, the value of real estate and securities associated with real estate has dramatically declined and this decline may continue for a prolonged period.  The current decline in the values of real estate and real estate-related securities has had and likely will continue to have severe and potentially long-term consequences for the real estate and credit markets and, to a large degree, the economy in general.  These factors create a highly volatile and uncertain business environment for investment companies, such as IGR, and the real estate companies in which they invest, that focus their investments in real estate and real estate-related securities and significantly increase the risks of investing in IGR.  These risks include, but are not limited to, diminished income or operating losses, decreased asset values and impaired financial and mandatory operating ratios, losses of principal and interest on existing loans as a result of borrowers'  inability to either make such payments at all or to make such payments in a timely manner, loss of future revenues from a downturn in the volume of loan originations, securitizations and other directly and indirectly related business activity, a loss of collateral value, and slowdown in the housing and commercial real estate and related industries, and in the economy generally.  These factors and others have resulted in poor financial results, substantial write-downs of the values of assets, volatile and declining stock prices, stricter lending standards, and increased risk of bankruptcy and business failure generally for companies with exposure to real estate-related investments and the credit markets in general.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

Retail Properties

Retail properties are affected by the overall health of the economy.  A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns.  A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise.  Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

Office Properties

Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space.  In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive.  Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants.  The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

Hotel Properties

The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions.  Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator.  On the other hand, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

Healthcare Properties

Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs, and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

The governmental laws and regulations described above are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law.  Changes may also be applied retroactively and the timing of such changes cannot be predicted.  The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement.  In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses.  There can be no assurance that such new licenses would be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

Multifamily Properties

The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, the types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, the adverse economic conditions in the locale, the amount of rent charged, and the oversupply of units due to new construction.  In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

Community Centers

Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants.  In some cases, a tenant may have a significant number of leases in one community center and the filing of bankruptcy could cause significant revenue loss.  Like other types of property in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk.  They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues.  Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties

The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors that may contribute to the riskiness of all real estate investments include:

Development Issues

Certain real estate companies may engage in the development or construction of real estate properties.  These portfolio companies are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly-developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Insurance Issues

Certain real estate companies may have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties.  However, such insurance is not uniform among real estate companies.  Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable.  Certain properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained.  Should a property sustain damage as a result of an earthquake, even if the real estate company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses.  Any type of uninsured loss could cause a real estate company to lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect IGR's investment performance.

Credit Risk

Real estate companies may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. Real estate companies may be subject to risks normally associated with debt financing.  If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.

In addition, a real estate company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a real estate company's range of operating activity.  A real estate company, therefore, may be contractually prohibited from incurring additional indebtedness, selling its assets, engaging in mergers, or making acquisitions which may be beneficial to the operation of the real estate company.

Environmental Issues

In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.  The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the common shares could be reduced.

Recent Events

The value of real estate is particularly susceptible to acts of terrorism and changes in foreign or domestic economic and political conditions.

REIT Tax Issues

REITs are subject to a highly technical and complex set of provisions in the Code.  It is possible that IGR may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT.  In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate-level taxation, significantly reducing the return to IGR on its investment in such company. REITs could possibly fail to qualify for tax-free pass through of income under the Code, or to maintain their exemptions from registration under the 1940 Act.  The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or a lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Stock Market Risk

Your investment in common shares represents an indirect investment in REIT shares and other equity securities owned by IGR, substantially all of which are traded on a domestic or foreign securities exchange or in the over-the-counter markets.  The prices of the common stocks of real estate companies, including REITs, and other securities in which IGR invests, will fluctuate from day to day and may, in either the near-term or over the long-term, decline in value.  The value of IGR's common shares may be affected by a decline in financial markets in general.

Common Stock Risk

While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.  An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by IGR  Also, the price of common stock is sensitive to general movements in the stock market.  A drop in the stock market may depress the price of common stock held by IGR.

Issuer Risk

The value of securities held by IGR may decline for a number of reasons that directly relate to the issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer's goods and services.  The amount of dividends paid may decline for reasons that relate to an issuer, such as changes in an issuer's financial condition or a decision by the issuer to pay a lower dividend.

Foreign Risk

Under current market conditions, IGR may invest up to 100% of its total assets in Foreign Securities, although it is not IGR's current intent to do so.  Investing in Foreign Securities, including emerging markets (or lesser developed countries), involves certain risks not involved in domestic investments, including, but not limited to:

•	fluctuations in foreign exchange rates;

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	lower trading volume;

•	much greater price volatility and illiquidity of certain foreign securities markets;

•	different trading and settlement practices;

•	less governmental supervision;

•	regulatory changes;

•	changes in currency exchange rates;

•	high and volatile rates of inflation;

•	fluctuating interest rates;

•	less publicly available information; and

•	different accounting, auditing and financial record-keeping standards and requirements.

Investments in Foreign Securities, especially in emerging market countries, will expose IGR to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  Certain countries in which IGR may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.  Many of these countries are also characterized by political uncertainty and instability.  The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability;

•	the possibility that an issuer may not be able to make payments to investors outside of the issuer's country; and

•	diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency;

•	balance of payments position; and

•
the tax treatment of IGR's investments, which may result in certain  investments in Foreign Securities being subject to foreign withholding taxes,  or being subject to U.S. federal income tax rules that may cause a U.S. holder to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred  and/or to recognize ordinary income that would have otherwise been treated as capital gain.

These risks are often heightened for investments in smaller, emerging capital markets.  For more information regarding risks of emerging market investing, see "Emerging Markets Risks" below.

Foreign Currency Risk

Because IGR may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in IGR and the unrealized appreciation or depreciation of investments.  Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that IGR's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.

Emerging Markets Risks

IGR may invest in issuers located or doing substantial business in emerging market countries.  Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in securities of issuers domiciled or doing substantial business in foreign countries can be intensified in emerging market countries.  These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

Risks of Investment in Preferred Securities

IGR may invest in preferred securities, which entails special risks, including:

Deferral

Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.  If IGR owns a preferred security that is deferring its distributions, IGR may be required to report income for tax purposes although it has not yet received such income.

Subordination

Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity

Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights

Generally, preferred security holders (such as IGR) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified period of time, at which time the preferred security holders may elect a number of directors to the issuer's board.  Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

In the case of certain IGR preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing.  In such an event, rights of holders of IGR preferred securities generally would include the right to appoint and authorize a trustee to enforce IGR's or special purpose entity's rights as a creditor under the agreement with its operating company.

Special Redemption Rights

In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.  For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws.  As with call provisions, a redemption by the issuer of the preferred securities may negatively impact the return of the security held by IGR.

New Types of Securities

From time to time, preferred securities, including IGR preferred securities, have been, and may in the future be, offered having features other than those described herein.  IGR reserves the right to invest in these securities if the Advisor believes that doing so would be consistent with IGR's investment objectives and policies.  Since the market for these instruments would be new, IGR may have difficulty disposing of them at a suitable price and time.  In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Risks of Investment in Illiquid Securities

IGR may invest up to 25% of its total assets in illiquid securities.  Illiquid securities are securities that are not readily marketable (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which IGR has valued the securities) and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.  Illiquid investments involve the risk that IGR will not be able to sell the securities at the time desired or at prices approximating the value at which the Fund is carrying the securities on its books.

Risks of Investment in Lower-Rated Securities

IGR may invest up to 25% of its total assets in securities rated below investment grade or  unrated securities considered by the Advisor to be of comparable credit quality. Investment grade securities are those that are rated within the four highest grades (i.e., Baa3/ BBB -- or better) by Moody's, S&P or Fitch or unrated securities determined by the Advisor to be of comparable quality.  Securities rated below investment grade are regarded as having speculative characteristics with respect to the capacity of the issuer of the securities to pay interest and repay principal.

The values of lower-rated securities often reflect individual corporate developments and are often more sensitive to economic changes than higher-rated securities.  Issuers of lower-rated securities are often in the growth stage of their development and/or involved in a reorganization or takeover.  The issuers are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities.  In some cases, obligations with respect to lower-rated securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit IGR's ability to fully recover principal or to receive interest payments when senior securities are in default.  Thus, investors in lower-rated securities have a lower degree of protection with respect to principal and interest payments than do investors in higher-rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, issuers of lower-rated securities could experience financial distress resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.  An economic downturn could also disrupt the market for lower-rated securities and adversely affect the ability of the issuers to repay principal and interest.  If the issuer of a security held by IGR defaults, IGR may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for lower-rated securities are not as liquid as the secondary markets for higher-rated securities.  The secondary markets for lower-rated securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds.  In addition, the trading volume of lower-rated securities is generally lower than that of higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse change in the condition of a particular issuer. Under certain economic and/or market conditions, IGR may have difficulty disposing of certain lower-rated securities due to the limited number of investors in that sector of the market.  An illiquid secondary market may adversely affect the market price of the lower-rated securities, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing IGR's assets.  Market quotations on lower-rated securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The market for lower-rated securities may react strongly to adverse news about an issuer or the economy or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis.  Additionally, prices for lower-rated securities may be affected by legislative and regulatory developments.  These developments could adversely affect IGR's net asset value and investment practices, the secondary market for lower-rated securities, the financial condition of issuers of these securities and the value and liquidity of outstanding lower-rated securities, especially in a thinly traded market.  For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower-rated securities and limiting the deductibility of interest by certain corporation issuers of lower-rated securities had an adverse effect on the lower-rated securities market.

When the secondary market for lower-rated securities becomes less liquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value IGR's lower-rated securities, judgment plays a more important role in determining such valuations.  Decreased liquidity in the market for lower-rated securities, in combination with the relative youth and growth of the market for such securities, also may affect the ability of IGR to dispose of such securities at a desirable price.  Additionally, if the secondary markets for lower-rated securities contract due to adverse economic conditions or for other reasons, certain of IGR's liquid securities may become illiquid and the proportion of IGR's assets invested in illiquid securities may significantly increase.

IGR may only invest in lower-rated securities that are rated CCC- or higher by S&P, rated Caa or higher by Moody's, or rated CCC- or higher by Fitch, or unrated securities determined by the Advisor to be of comparable quality.  The issuers of these securities have a currently identifiable vulnerability to default and such issuers may be in default or there may be present elements of danger with respect to the payment of principal or interest.  IGR will not invest in securities which are in default at the time of purchase.

Small-Cap and Mid-Cap Companies Risk

IGR may invest in companies whose market capitalization is considered small as well as mid-cap companies.  Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole.  These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people.  The market movements of equity securities of small-cap and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.  Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies.  In addition, equity securities of these companies generally are less liquid than those of larger companies.  This means that IGR could have greater difficulty selling such securities at the time and price that IGR would like.

Convertible Securities

IGR may also invest in convertible securities of real estate companies.  The market value of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities may vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Strategic Transactions

Strategic Transactions in which IGR may engage, including hedging and risk management transactions such as interest rate and foreign currency transactions, options and swaps, also involve certain risks and special considerations.  Strategic Transactions will be entered into to seek to manage the risks of IGR's portfolio of securities, but may have the effect of limiting the gains from favorable market movements.  Strategic Transactions involve risks, including (i) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (ii) that the derivative instruments used in Strategic Transactions may not be liquid and may require IGR to pay additional amounts of money.  Successful use of Strategic Transactions depends on the Advisor's ability to predict correctly market movements which, of course, cannot be assured.  Losses on Strategic Transactions may reduce IGR's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged.  IGR will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by IGR.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, IGR may experience significant delays in obtaining any recovery under the contract in bankruptcy or other reorganization proceeding.  IGR may obtain only a limited recovery or may obtain no recovery in such circumstances.

IGR may also lend the securities it owns to others, which allows IGR the opportunity to earn additional income.  Although IGR will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that IGR be able to reacquire the loaned securities if certain events occur, IGR is still subject to the risk that the borrower of the securities may default, which could result in IGR losing money and in a decline in IGR's net asset value.  IGR may also purchase securities for delayed settlement.  This means that IGR is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.  IGR may enter into interest rate swap transactions to attempt to protect itself from increasing preferred share dividends or interest expenses resulting from increasing short-term interest rates.  A decline in interest rates may result in a decline in the value of the swap which may result in a decline in the net asset value of the common shares.  See "–Interest Rate Transactions" in the Statement of Additional Information.

Deflation Risk

Deflation risk is the risk that IGR's dividends may be reduced in the future as lower prices reduce interest rates and earning power, resulting in lower distributions on the assets owned by IGR.

Non-Diversification

IGR has registered as a "non-diversified" investment company under the 1940 Act.  For federal income tax purposes, IGR, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in United States government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer.  To the extent IGR invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Investment Risk

An investment in IGR is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Disruption Risk

Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001), war (including the aftermath of the war in Iraq and the continuing occupation of Iraq) and other geopolitical events, earthquakes, storms and other disasters.  IGR cannot predict the effects of similar events in the future on the markets or economy of the U.S. or other countries.  Disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors affecting IGR.

Market Discount Risk

Shares of closed-end management investment companies frequently trade at a discount from their net asset value.  This characteristic is a risk separate and distinct from the risk that IGR's net asset value could decrease as a result of IGR investment activities and may be greater for investors expecting to sell their shares in a relatively short period following the offering as a result of the payment of certain offering costs in connection with this offering and any offering of preferred shares.  Whether investors will realize gains or losses upon the sale of the shares will depend not upon IGR's net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares.  Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of IGR, IGR cannot predict whether the shares will trade at, below or above net asset value, or at, below, or above the offering price.

Anti-Takeover Provisions

IGR's Amended and Restated Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of IGR or convert IGR to open-end status.  These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.  In addition, as IGR has outstanding preferred shares, the holders of the preferred shares will have voting rights that could deprive holders of common shares of such opportunities.

Summary Comparison of Certain Differences in Risk Between IGR and IIA

Differences in risk associated with an investment in IGR as compared to an investment in IIA result from the fact that IGR invests globally while IIA focuses its investment in U.S. companies.  Accordingly, as a result of the Reorganization, IIA shareholders will become subject to additional exposure in the following areas described above: (i) foreign risk, (ii) foreign currency risk, (iii) emerging market risk and (iv) risks of investment in illiquid securities.  IIA shareholders will experience increased exposure to foreign risk and foreign currency risk due to the fact that IGR intends to invest at least 40% of its assets in countries other than the U.S and has the ability to invest 100% of its total assets in Foreign Securities while IIA generally may only invest 10% of its total assets in Foreign Securities.  IIA shareholders will also experience increased exposure to emerging markets risk as IGR may invest up to 15% of its assets in Real Estate Equity Securities of companies domiciled in emerging markets while IIA generally may not make  such investments.  IIA shareholders will experience added exposure to the risks of investment in illiquid securities due to the fact that IGR may invest up to 25% percent of its total assets in those types of securities while IIA may only invest up to 15% of its total assets in illiquid securities.

PROPOSAL 1:  REORGANIZATION OF IIA

The Reorganization seeks to combine two substantially similar, but not identical, Funds to achieve certain economies of scale and other operational efficiencies.  IIA's and IGR's investment objectives and fundamental policies are identical.  IIA's and IGR's  primary investment objective is high current income, and their secondary investment objective is capital appreciation.  IIA and IGR seek to achieve their investment objectives by concentrating their investments in the real estate industry and not in any other industry.  Each Fund invests primarily in real estate equity securities.  Additionally, each Fund has the same Board, the same investment advisor, largely overlapping investment advisory personnel and portfolio managers, and substantially similar nonfundamental investment policies, strategies, risks and restrictions.  The primary difference between IIA and IGR is that IIA focuses on real estate companies in the U.S. whereas IGR is able to invest globally, including emerging markets.

In the Reorganization, IIA will merge with and into Merger Subsidiary and shareholders of IIA will receive IGR Common Shares.  IIA will then terminate its registration under the 1940 Act. Following the Reorganization, Merger Subsidiary will dissolve under Delaware law and be liquidated into IGR.  The aggregate net asset value (not the market value) of IGR Common Shares received by IIA investors in the Reorganization will equal the aggregate net asset value (not the market value) of IIA common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for fractional common shares).  IGR will continue to operate as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this Combined Proxy Statement/Prospectus.

The IIA Board, based upon its evaluation of all relevant information, anticipate that the common shareholders of IIA will benefit from the Reorganization.  In particular, the IIA Board believes, based on data presented by the Advisor, that common shareholders of IIA will experience a reduced annual operating expense ratio as certain recurring administrative costs will be spread across the combined fund's larger asset base, and will provide shareholders certain market advantages, such as more research coverage.  The combined fund resulting from the Reorganization will have a larger asset base than either of the Funds has currently; certain recurring administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.  In addition, the Reorganization may provide greater secondary market liquidity and stability as the combined fund would be larger than and have more outstanding shares than either of the Funds and may provide IIA shareholders with enhanced diversification by providing access to a broader global universe of real estate equity securities.

INVESTMENT OBJECTIVES AND POLICIES OF IGR

IGR's primary investment objective is high current income, and its secondary investment objective is capital appreciation.  IGR's investment objectives and its policy of concentrating its investments in the real estate industry are considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities of IGR (as defined in the 1940 Act).  Unless otherwise indicated, IGR's other investment policies are not fundamental and may be changed by the IGR Board without approval, although it has no current intention of doing so.  IGR cannot guarantee that it will achieve its investment objectives.  The investment objectives and fundamental policies of IGR are identical to those of IIA.  The investment policies and strategies of IGR are substantially similar, but not identical to, those of IIA.  For a comparison of the Funds, see "—Comparison of the Funds."  The following discussion describes the principal and certain other risks that may affect the combined fund.

Under normal market conditions, IGR will invest substantially all but no less than 80% of its total assets in income-producing global "Real Estate Equity Securities."  Real Estate Equity Securities include common stocks, preferred securities, warrants and convertible securities issued by global real estate companies, such as REITs.  IGR, under normal market conditions, intends to invest a significant amount (at least 40%) of its assets in countries other than the United States.  IGR, under normal market conditions, will invest in Real Estate Equity Securities primarily in developed countries but may invest up to 15% of its total assets in Real Estate Equity Securities of companies domiciled in emerging market countries.  Under normal market conditions, IGR expects to have investments in at least three countries, including the United States.

IGR will invest primarily in Real Estate Equity Securities with market capitalizations that range, in the current market environment, from approximately $40 million to approximately $25 billion.  However, there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which IGR may invest.

IGR may invest up to 25% of its total assets in preferred securities of global real estate companies.  IGR may invest up to 25% of its total assets in preferred securities that are rated below investment grade or that are not rated and considered by IGR's Advisor to be of comparable quality.  Preferred securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the capacity of the issuer of the preferred securities to pay interest and repay principal.  Due in part to the risk involved in investing in preferred securities of non-investment grade credit quality, an investment in IGR should be considered speculative. Investment grade securities are those that are rated within the four highest grades (i.e., Baa3 or BBB- or better) by Moody's, S&P, or Fitch at the time of investment or are considered by the Advisor to be of comparable quality.

IGR may engage in foreign currency transactions and other strategic transactions in connection with IGR's investment in Foreign Securities.  See "–Strategic Transactions" below for more information.  Although not intended to be a significant element in IGR's investment strategy, from time to time IGR may use various other investment management techniques that also involve certain risks and special considerations, including engaging in interest rate transactions, short sales and making forward commitments.

IGR has a non-fundamental policy of investing at least 80% of its total assets in Real Estate Equity Securities.  Real Estate Equity Securities include common stocks, preferred securities, warrants and convertible securities issued by global real estate companies, such as REITs.  If the IGR Board changes this non-fundamental policy to one allowing IGR to invest less than 80% of its total assets in Real Estate Equity Securities, IGR will provide shareholders with at least 60 days prior notice of such change if the change has not first been approved by shareholders, which notice will comply with the 1940 Act and the regulations thereunder.

IGR may invest in, among other things, the types of securities and instruments described below:

Real Estate Companies

Under normal market conditions, IGR will invest substantially all but not less than 80% of its total assets in Real Estate Equity Securities.  For purposes of IGR's investment policies, IGR considers a real estate company to be a company that:

•	derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or

•	has at least 50% of its assets invested in such real estate.

Real Estate Investment Trusts (REITs)

IGR will invest in REITs.  A REIT is a real estate company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.  Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value.  A REIT is not taxed on income distributed to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Code.  As a result, REITs tend to pay higher dividends relative to other types of companies, and IGR intends to use these REIT dividends in an effort to meet its primary objective of high current income.

REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Non-U.S. Real Estate Companies

IGR will invest in global real estate companies outside the U.S.  These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue primarily consists of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

Depositary Receipts

IGR may also invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs").  Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

Preferred Securities

IGR may invest in preferred securities issued by real estate companies.  Preferred securities pay fixed or floating rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets.  This means that a company must pay dividends on preferred securities before paying any dividends on its common stock.  Preferred security holders usually have no right to vote for corporate directors or on other matters.

Convertible Debt of Real Estate Companies

IGR may invest in convertible debt of real estate companies.  The investment return of convertible corporate bonds reflects interest on the security and changes in the market value of the security.  The market value of a convertible corporate bond generally may be expected to rise and fall inversely with interest rates.  The market value of a convertible corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place.

There is a risk that the issuers of the securities may not be able to meet their obligations with respect to interest or principal payments at the time called for by an instrument.

Foreign Securities

IGR may invest up to 100% of its total assets in Foreign Securities, including securities denominated in foreign currencies or in multinational currency units.  IGR may hold any Foreign Securities of emerging market issuers which may entail additional risks.  See "Risk Factors and Special Considerations–Emerging Markets Risk."  Foreign securities markets generally are not as developed or efficient as those in the United States.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidence of ownership of such securities usually is held outside the United States, IGR will be subject to additional risks which include possible adverse political and economic developments,

seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the Foreign Securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since Foreign Securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Lower-Rated Securities

IGR will not invest more than 25% of its total assets in preferred securities of below investment grade quality. Investment grade quality securities are those that are rated within the four highest grades (i.e., Baa3/ BBB- or better) by Moody's, S&P or Fitch, or unrated securities determined by the Advisor to be of comparable credit quality.  The Fund may only invest in high yield securities that are rated CCC- or higher by S&P, rated Caa or higher by Moody's, or rated CCC- or higher by Fitch, or unrated securities determined by the Advisor to be of comparable quality.  IGR will not invest in securities that are in default as to payment of principal or interest at the time of purchase.

See "Risk Factors and Special Considerations–Risks of Investment in Lower-Rated Securities" for a discussion of the risks of below investment grade securities.

Strategic Transactions

IGR may, but is not required to, use various strategic transactions described below to seek to generate total return, facilitate portfolio management and mitigate risks.  Such strategic transactions are regularly used by many mutual funds and other institutional investors.  Although the Advisor seeks to use these kinds of transactions to further IGR's investment objectives, no assurance can be given that they will achieve this result.

IGR may enter into various interest rate transactions such as swaps and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps.  Collectively, all of the above are referred to as "Strategic Transactions."  IGR generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for IGR's portfolio, protect the value of IGR's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of IGR, or protect against changes in currency exchange rates.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments.  Furthermore, the ability to successfully use Strategic Transactions depends on the Advisor's ability to predict pertinent market movements, which cannot be assured.  Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require IGR to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation IGR can realize on an investment, or may cause IGR to hold a security that it might otherwise sell.  The use of currency transactions can result in IGR incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of IGR to deliver or receive a specified currency.  Additionally, amounts paid by IGR as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to IGR for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Statement of Additional Information.

Illiquid Securities

IGR may invest up to 25% of its total assets in illiquid securities.  Illiquid securities are not readily marketable (i.e., within seven days) and include, but are not limited to, restricted securities (securities the disposition of which are restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act, but that are not deemed to be liquid, and repurchase agreements with maturities in excess of seven days.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  Where registration is required, IGR may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time IGR may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, IGR might obtain a less favorable price than that which prevailed when it decided to sell.  For purposes of determining IGR's net asset value, illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate.

Temporary Defensive Position

Upon the Advisor's recommendation, during periods of unusual adverse market condition and in order to keep IGR's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, without regard to whether the issuer is a real estate company.  In such a case, IGR may not pursue or achieve its investment objectives.

Portfolio Turnover

IGR may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives.  Although IGR cannot predict its annual portfolio turnover rate in the future, it is not expected to exceed 100% under normal circumstances.  For the most recent 1, 2 and 3- year periods, IGR has had a portfolio turnover rate of 7.32%, 6.10% and 13.23%, respectively.  However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Advisor, investment considerations warrant such action.  A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by IGR.  High portfolio turnover may result in the realization of net short-term capital gains by IGR which, when distributed to shareholders, will be taxable as ordinary income.  See "Material U.S. Federal Income Tax Consequences of the Reorganization."

COMPARISON OF THE FUNDS

Investment Objectives

The investment objectives of the Funds are identical.  Each Fund's primary investment objective is high current income, and each Fund's secondary investment objective is capital appreciation.  Each Fund's investment objectives and policy of concentrating its investments in the real estate industry are considered fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting shares, as defined in the 1940 Act.

Investment Strategies and Restrictions

The fundamental investment restrictions to which the Funds are subject are identical.

A further comparison of the investment strategies and significant operating policies used by the Funds is set forth in the table in "Summary–Comparison of the Funds."  The investment strategies and significant operating policies of the combined fund will be those of IGR.

Except as described below, IGR, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares of IGR, if any, voting as a separate class:

1.  issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

2.  make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt instruments consistent with IGR's investment objectives and policies, or the entry into repurchase agreements;

3.  underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities IGR may be deemed to be an underwriter;

4.  purchase or sell real estate, except that IGR may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and REOCs, and instruments secured by real estate or interests therein and IGR may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of IGR's ownership of such other assets;

5.  purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without IGR becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool or commodity pool operator; or

6.  invest in excess of 25% of its total assets in any industry other than the real estate industry, except that IGR may invest without limit in securities backed as to principal or interest by the credit of the United States of America or agencies or instrumentalities thereof.

When used with respect to particular shares of IGR, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

In addition to the foregoing fundamental investment policies, IGR is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board.  IGR may not:

1.  make any short sale of securities except in conformity with applicable laws, rules and regulations;

2.  purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder; or

3.  purchase securities of companies for the purpose of operating such companies.

Under the 1940 Act, IGR may invest up to 10% of its total assets in the aggregate in shares of other registered investment companies and up to 5% of its total assets in any one registered investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased.  As a shareholder in any investment company, IGR will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested.  Holders of common shares will therefore be subject to duplicative expenses to the extent IGR invests in other investment companies.  In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein.  As described in the section entitled "Risk Factors and Special Considerations," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

IGR has a non-fundamental policy of investing at least 80% of its total assets in Real Estate Equity Securities.  If the IGR Board changes this non-fundamental policy to one allowing IGR to invest less than 80% of its total assets in Real Estate Equity Securities, IGR will provide shareholders with at least 60 days prior notice of such change if the change has not first been approved by shareholders, which notice will comply with the 1940 Act and the regulations thereunder.  The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

In addition, to comply with U.S. federal income tax requirements for qualification as a "regulated investment company," IGR's investments will be limited in a manner such that at the close of each quarter of each taxable year, subject to certain exceptions, (a) no more than 25% of the value of IGR's total assets are invested in (i) the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer, or (ii) the securities of two or more issuers controlled by IGR and engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more "qualified publicly traded partnerships" (as defined in Section 851(h) of the Code); and (b) with regard to at least 50% of the value of IGR's total assets, no more than 5% of the value of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer and no investment in a single issuer represents more than 10% of the outstanding voting securities of such issuer.  These tax-related limitations are subject to applicable cure provisions and may be changed by the Board to the extent appropriate in light of changes to applicable U.S. federal income tax requirements.

MANAGEMENT OF THE FUNDS

The Board of Trustees and Officers of the Funds

The Board of each Fund is responsible for the overall management of its respective Fund, including the supervision of the operations of its respective Fund and the duties preformed by the Advisor and performs the various duties imposed on trustees of investment companies by the 1940 Act and under Delaware law.  Each Fund has six Trustees, two of which are "interested persons" of the Fund (as defined in the 1940 Act).  The names of the Trustees and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under "Trustees and Officers" in the Statement of Additional Information.

The Investment Advisor

ING Clarion RES acts as each Fund's investment advisor (the "Advisor").  ING Clarion RES is located at 201 King of Prussia Road, Radnor, Pennsylvania 19087.  ING Clarion RES is responsible for the daily management of IGR's portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research.  ING Clarion RES is responsible for the selection and ongoing monitoring of the investments in IIA's investment portfolio, for the allocation of IIA's portfolio assets between equity and fixed-income investments and for the selection and monitoring of the IIA's sub-advisor which selects the IIA's real estate fixed-income securities.  ING Clarion RES is also responsible for the daily management of IIA's portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research.  ING Clarion RES also administers the each Fund's business affairs and provides office facilities, equipment and certain administrative services to each Fund.

As of December 31, 2008, ING Clarion RES had approximately $11 billion in assets under management.  An affiliate, ING Clarion Partners, manages almost $25 billion of private market real estate with nearly 320 employees operating from offices nationwide.  Another affiliate, ING Clarion Capital LLC ("Clarion Capital") is a real estate fixed income manager with approximately $4.5 billion in assets under management.  All three entities share a common real estate research platform and manage collectively over $40 billion in diverse real estate securities and real estate assets.  ING Clarion RES, ING Clarion Partners and Clarion Capital are subsidiaries of the ING Group, a global financial services organization based in The

Netherlands serving more than 85 million customers in Europe, the United States, Canada, Latin America, Asia and Australia with over 124,000 employees and $552 billion in assets under management as of December 31, 2008.  ING Group conducts business across all financial markets and asset classes with a significant presence in banking, insurance and investment management.  ING Group's Real Estate Division ("ING Real Estate") is the largest global real estate manager and investor with $149 billion in real estate assets under management as of December 31, 2008.  ING Real Estate is a global organization with offices in The Netherlands, Belgium, France, the United Kingdom, Spain, Germany, Italy, the Czech Republic, Poland, Hungary, Singapore, China, the United States and Australia.

ING Clarion RES believes that investment in securities of global real estate companies historically has offered the opportunity for higher current income than is available by investment in other classes of securities, such as U.S. government securities and broader market equity securities, including those that make up the S&P 500 Index.  ING Clarion RES also believes that investment in global real estate companies historically has offered attractive opportunities for long-term capital appreciation, which would provide investors with return in addition to the return achieved via current income.  In addition, ING Clarion RES believes, based upon its evaluation of historical data, that investments in securities of global real estate companies have exhibited low correlation in performance over time to the performance of other major asset classes of equity and debt securities, as measured by the S&P 500 Index and the Barclays Capital Aggregate index.  As a result, investment in IGR may provide the opportunity to add an alternative asset class to an investor's overall portfolio, which has the potential to improve risk-adjusted total returns in a portfolio context.  Further, return correlations of real estate companies across countries and regions are generally very low.  A blend of both U.S. real estate equity securities and non-U.S. real estate equity securities may enable IGR to deliver returns with lower overall statistical risk (as measured by standard deviation of monthly total returns) than a fund only investing in U.S. real estate equity securities.

Pursuant to an investment management agreement between the Advisor and IGR, IGR pays the Advisor, for investment advisory services and facilities, a monthly fee payable monthly in arrears at the annual rate equal to 0.85% of the average weekly value of IGR's managed assets (which includes the amount from the issuance of preferred shares and any other leverage) plus certain direct and allocated expenses of the Advisor incurred on IGR's behalf.  The Advisor agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of IGR's managed assets for the first five years of IGR's operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013).  The Advisor has not entered into a sub-investment advisory agreement with respect to IGR.

Pursuant to an investment management agreement between the Advisor and IIA, IIA pays the Advisor, for investment advisory services and facilities, a monthly fee payable monthly in arrears at the annual rate equal to 0.85% of the average weekly value of IIA's managed assets (which includes the amount from the issuance of preferred shares) plus certain direct and allocated expenses of the Advisor incurred on IIA's behalf.  The Advisor agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of IIA's managed assets for the first five years of IIA's operations (through September, 2008), and for a declining amount for an additional four years (through September, 2012).  The combined fund will remain subject to IGR's fee waiver agreement which is substantially the same as IIA's fee waiver agreement, except that the time frames for the waivers look back to the initial public offering of IGR.  Pursuant to the sub-investment advisory agreement between the Advisor and Clarion Capital, the Advisor, on behalf of IIA, pays Clarion Capital a sub-advisory fee equal to a pro-rata share of the investment advisory fee based on the percentage of assets allocated to real estate fixed income securities compared to the total managed assets of IIA.  This arrangement will not be continued by the combined fund after the Reorganization.

After the Reorganization, the combined fund would pay the Advisor a monthly fee payable monthly in arrears at the annual rate equal to 0.85% of the average weekly value of the combined fund's managed assets (which includes the amount from the issuance of preferred shares and any other leverage) plus certain direct and allocated expenses of the Advisor incurred on the combined fund's behalf.

Following the Reorganization, the combined fund will remain subject to IGR's fee waiver agreement though which the Advisor has agreed to waive a portion of its management fee in the amount of

0.25% of the average weekly values of the IGR's managed assets for the first five years of IGR's operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013).

On or before the Closing Date, the Advisor will terminate the sub-investment advisory agreement between itself, on behalf of IIA, and Clarion Capital.

A discussion regarding the basis for the approval of the investment management agreements by the Boards of the Funds are available in the Funds' reports to shareholders for the period ending June 30, 2008.

Portfolio Management

The Advisor serves as the investment advisor for each of the Funds and is expected to serve as investment advisor for the combined fund.  IGR's portfolio is managed by a team including T. Ritson Ferguson, Steven D. Burton and Joseph P. Smith.  Each one has been a portfolio manager of IGR since IGR began operations.  Mr. Ferguson provides portfolio management and securities analysis oversight.  Mr. Burton leads the international portfolio team.  Mr. Smith leads the United States portfolio team.  Each portfolio manager participates in daily investment committee meetings.

IIA's portfolio is managed by a team including T. Ritson Ferguson, Steven D. Burton, Joseph P. Smith, Daniel Heflin and Stephen Baines.  At ING Clarion RES, Mr. Ferguson provides portfolio management and securities analysis oversight, Mr. Burton leads the international portfolio team and Mr. Smith leads the United States portfolio team.  Each one participates in daily investment committee meetings.  At Clarion Capital, Messrs. Heflin and Baines are Senior Portfolio Managers responsible for IIA's real estate fixed income securities portfolio.  Each portfolio manager has been a portfolio manager of IIA since IIA began operations.

The biographies, including professional experience, industry designations and education of Messrs. Ferguson, Burton, Smith, Heflin and Baines are as follows:

T. Ritson Ferguson, CFA.  T. Ritson Ferguson, Chief Investment Officer (“CIO”) and Portfolio Manager, has 24 years of real estate investment experience.  Mr. Ferguson has served as Co-CIO and more recently CIO of ING Clarion RES since 1991.

Mr. Ferguson is an honors MBA graduate of Wharton (University of Pennsylvania) and holds a BS from Duke University (summa cum laude, Phi Beta Kappa).  He is a member of the National Association of Real Estate Investment Trusts (NAREIT) and its Institutional Investor Committee, and of the Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR).  Mr. Ferguson is a holder of the Chartered Financial Analyst (CFA) designation.

Steven D. Burton, CFA.  Steven D. Burton, Managing Director and Portfolio Manager, is a member of ING Clarion RES’ Investment Committee.  He is also responsible for evaluating the investment potential of public real estate companies outside the U.S.  Mr. Burton joined ING Clarion RES in 1995 and has 24 years of real estate investment management experience.

He is an MBA graduate of the Kellogg School (Northwestern University) and Middlebury College (BA in Mathematics, cum laude).  Mr. Burton is a holder of the Chartered Financial Analyst (CFA) designation and is a member of the Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR).

Joseph P. Smith, CFA. Joseph P. Smith, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee.  Mr. Smith joined ING Clarion RES in 1997 and has 18 years of real estate investment management experience.

Mr. Smith is a MBA graduate of Wharton (University of Pennsylvania) and holds a BS from Villanova University (magna cum laude).  He is a holder of the Chartered Financial Analyst (CFA) designation and is a member of the Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR).

Daniel Heflin.  Daniel Heflin founded ING Clarion Capital in 1995 and is the Chief Executive Officer, President and Senior Portfolio Manager.  He has 21 years of professional experience.  Prior to ING Clarion Capital, Daniel worked at Ocwen Financial Corporation, Credit Suisse First Boston and Arthur Andersen LLP.  Daniel is a Certified Public Accountant in the State of New York and holds an MS from the London School of Economics and a BA from Texas Christian University.

Stephen Baines.  Stephen Baines joined ING Clarion Capital in 2001 and is the Chief Investment Officer and a Senior Portfolio Manager.  He has 25 years of professional experience.  Prior to ING Clarion Capital, Stephen worked at James Howard, Ocwen Financial Corporation and Arthur Andersen LLP.  Stephen is a Chartered Accountant in England and Wales and Certified Public Accountant in the State of New York and holds a BS from the London School of Economics.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the each Fund.

Legal Proceedings

There are no material pending legal proceedings against the Funds or the Advisor.

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Provided to IGR by	Provided to IIA by
Investment Advisor	ING Clarion Real Estate Securities, L.P.	ING Clarion Real Estate Securities, L.P.
Sub-Investment Advisor	N/A	ING Clarion Capital, LLC
Custodian	Bank of New York Mellon Corporation	Bank of New York Mellon Corporation
Transfer Agent, Dividend Disbursing Agent and Registrar	Bank of New York Mellon Corporation	Bank of New York Mellon Corporation
Auction Agent (with respect to the preferred shares)	Bank of New York Mellon Corporation	Bank of New York Mellon Corporation
Administrative Services Provider	Bank of New York Mellon Corporation	Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm	Ernst & Young LLP	Ernst & Young LLP
Fund Counsel	Morgan Lewis & Bockius LLP	Morgan Lewis & Bockius LLP
Fund Special Counsel for the Reorganization	Skadden, Arps, Slate, Meagher & Flom LLP	Skadden, Arps, Slate, Meagher & Flom LLP
Counsel to the Independent Trustees	Montgomery, McCracken, Walker & Rhoads	Montgomery, McCracken, Walker & Rhoads

It is not anticipated that the Reorganization will result in any change in the organizations providing services to IGR as set forth above.  As a result of the Reorganization, the service providers to IGR are anticipated to be the service providers to the combined fund.

Capitalization

The Board of each Fund may authorize separate classes of common shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Trustees.  The table below sets forth the capitalization of IIA and IGR as of March 31, 2009, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date.

Capitalization as of March 31, 2009 (Unaudited)

	IGR	IIA	Adjustments	Pro Forma IGR (IIA into IGR)

Net Assets (a) (b)	$434,656,152	$49,040,005	314,000	$483,382,157
Common shares Outstanding (c)	104,201,527	15,012,818	3,252,625	115,961,720
Net Asset Value (b)	$ 4.17	$ 3.27	0	$ 4.17
___________
(a)           Based on the number of outstanding common shares listed in "Outstanding Securities of the Funds" table below.
(b)           Reflects non-recurring aggregate estimated Reorganization expenses of $314,000 of which, on a preliminary basis, approximately $279,000 is attributable to IGR and approximately $35,000 is attributable to IIA.
(c)           Common shares outstanding for pro forma IGR is based on the number of IGR shares that would have been issued to shareholder of IIA based on the Funds’ relative net asset values as if the Reorganization occurred on March 31, 2009.

Outstanding Securities of the Funds as of March 31, 2009

Title of Class	Amount Authorized	Amount Held by Fund for Its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column

IIA	unlimited	0	104,201,527
IGR	unlimited	0	15,012,818

ADDITIONAL INFORMATION ABOUT COMMON SHARES OF THE FUNDS

General

The Funds are authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share.  Each common share has one vote and is fully paid and non-assessable, except that the Trustees shall have the power to cause shareholders to pay expenses of the Funds by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed by the holders of common shares and/or by reducing the number of common shares owned by each respective holder of common shares.  So long as any preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from their respective Fund unless all accumulated dividends on each series of preferred shares for the Fund have been paid through the most recent dividend payment date for such series, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met.  All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

Purchase and Sale

Purchase and sale procedures for the common shares of each of the Funds are identical.  Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer.

Common Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE, for each full quarterly period within each Fund's two most recent fiscal years and for each full fiscal quarter of the current fiscal year, along with the net asset value and discount or premium to net asset value for each quotation.

IIA

	Market Price		Net Asset Value		Premium (Discount)
Quarterly Period Ending	High	Low	High	Low	High	Low
March 31, 2009	$3.79	$1.92	$4.81	$2.81	-14.71%	-31.67%
December 31, 2008	$8.73	$1.84	$10.10	$2.51	-9.11%	-42.93%
September 30, 2008	$11.03	$7.92	$11.40	$9.61	-0.74%	-23.81%
June 30, 2008	$13.12	$10.51	$12.99	$10.75	4.00%	-9.50%
March 31, 2008	$13.37	$10.06	$12.67	$10.62	5.60%	-9.47%
December 31, 2007	$17.21	$10.70	$16.79	$12.22	3.90%	-14.59%
September 30, 2007	$16.73	$12.95	$17.91	$14.44	-1.03%	-13.25%
June 30, 2007	$18.83	$15.53	$20.06	$17.14	-2.47%	-9.76%
March 31, 2007	$20.23	$17.32	$21.92	$19.10	1.76%	-11.43%

IGR

	Market Price		Net Asset Value		Premium (Discount)
Quarterly Period Ending	High	Low	High	Low	High	Low
March, 31, 2009	$4.71	$2.25	$6.06	$3.46	-17.18%	-34.97%
December 31, 2008	$8.95	$2.48	$10.69	$3.87	-0.96%	-38.87%
September 30, 2008	$13.46	$8.01	$13.25	$10.57	1.77%	-24.65%
June 30, 2008	$17.03	$13.27	$16.33	$12.93	9.17%	-4.97%
March 31, 2008	$16.37	$13.08	$16.19	$13.54	5.07%	-14.58%
December 31, 2007	$20.53	$13.62	$22.36	$15.37	-6.33%	-16.86%
September 30, 2007	$20.18	$16.09	$22.50	$18.36	-6.22%	-15.16%
June 30, 2007	$23.11	$18.92	$24.19	$21.54	-1.65%	-12.35%
March 31, 2007	$24.68	$19.42	$24.78	$21.86	8.39%	-12.12%

As of April 28, 2009, (i) the net asset value per share of common stock of IIA was $4.08 and the market price per share of common stock was $3.25, representing a discount to net asset value of 20.54%, and (ii) the net asset value per share of common stock of IGR was $4.83 and the market price per share of common stock was $3.98, representing a discount to net asset value of 17.60%.

The net asset value per share and the market price per share of the common shares of each Fund may fluctuate prior to the Closing Date.  Depending on market conditions, common shares of the combined fund may trade at a larger or smaller discount or premium to net asset value than that at which IGR  common shares have historically traded.  The common shares of the combined fund may have a discount or premium to net asset value that is greater or less than the discount or premium to net asset value of the common shares of IIA on the Valuation Time (as defined in "Proposal 1: Reorganization of IIA–Terms of the Reorganization Agreement–Valuation of Assets and Liabilities").

Share Repurchases

Shares of closed-end investment companies often trade at a discount to their net asset values, and the common shares may also trade at a discount to their net asset value.  The market price of the common shares will be determined by such factors as relative demand for and supply of such common shares in the market, IGR's net asset value, general market and economic conditions and other factors beyond the control of the Fund.  Although IGR's common shareholders will not have the right to redeem their common shares, IGR may take action to repurchase its common shares in the open market or make tender offers for its common shares at their net asset value.  This may have the effect of reducing any market discount from net asset value. Any such repurchase may cause IGR to be required to repurchase preferred shares to maintain asset coverage requirements imposed by the 1940 Act or the terms of  the preferred shares.

Performance Information

The performance table below illustrates the past performance of an investment in each Fund by setting forth the average total returns for the Funds.  A Fund's past performance does not necessarily indicate how such Fund will perform in the future.

Average Annual Total Returns as of December 31, 2008

	Based on Net Asset Value ("NAV")				Based on Market Price
	1 Year	5 Years	10 Years	Inception(a)	1 Year	5 Years	10 Years	Inception(a)
IIA	-56.77%	-10.94%	---	-8.78%	-63.55%	-14.35%	---	-13.99%
IGR	-61.14%	---	---	-7.21%	-67.38%	---	---	-13.59%

	IIA NAV	IIA Market		IGR NAV	IGR Market
*2003	10.04%	1.77%
2004	23.14%	17.78%	**2004	28.12%	7.16%
2005	11.24%	5.84%	2005	8.26%	18.52%
2006	31.08%	56.46%	2006	53.38%	75.76%
2007	-27.77%	-34.97%	2007	-15.82%	-32.04%
2008	-56.77%	-63.61%	2008	-61.14%	-67.50%

5 year Average	-3.82%	-3.70%	5 year Average	N/A	N/A
Since Incept Average	-1.51%	-2.79%	Since Incept Average	2.56%	0.38%
*stub period (9/25/03 through 12/31/03)                                                                           **stub period (2/24/04 through 12/31/04)

____________
(a) IIA and IGR commenced investment operations on September 16, 2003, and February 14, 2004, respectively.

DIVIDENDS AND DISTRIBUTIONS

The dividends and distribution policy of the Funds are identical.  The dividends and distribution policy of IGR will be such policy for the combined fund.

On November 16, 2006 IGR's Board, including a majority of the Independent Trustees reviewed information regarding the purpose and terms of a proposed distribution policy, the likely effects of such policy on IGR's long-term total return (in relation to market price and net asset value per common share) and the relationship between IGR's distribution rate on its common shares under the policy and IGR's total return on net asset value per share.  IGR's Board also considered what conflicts of interest the Advisor and the affiliated persons of the Advisor and IGR might have with respect to the adoption or implementation of such policy.  After considering such information, the IGR Board, including the Independent Trustees, approved a distribution policy and related plan with respect to IGR's common shares (the "Managed Distribution Policy") and determined that such Managed Distribution Policy is consistent with IGR's investment objectives and in the best interests of IGR's common shareholders.

The purpose of the Managed Distribution Policy is to permit IGR to distribute over the course of the each year, through periodic distribution as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of IGR during such year and, if so determined by its Board, all or a portion of the returns of capital paid by portfolio companies to IGR during such year.  IGR distributes to its common shareholders a fixed monthly percentage or amount under its Managed Distribution Policy, which percentage or amount may be adjusted from time to time.  The minimum annual distribution rate with respect to IGR's common shares under the Managed Distribution Policy is independent of IGR's performance during any particular period but is expected to correlate with IGR's performance over time.  Each distribution on the common shares is at the stated rate then in effect, except for extraordinary distributions and potential increases or decreases in the final dividend periods in light of IGR's performance for the entire calendar year and to enable IGR to comply with the distribution requirements of subchapter M of the Code for the calendar year.  Over time, the net asset value distribution rate with respect to IGR's common shares will approximately equal IGR's total return on net asset value.

Currently, the fixed amount per common share of IGR is $0.045 monthly.  The Board views its approval of the Managed Distribution Policy as a potential means of further supporting the market price of the Fund through the payment of a steady and predictable (but not guaranteed) level of cash distributions to shareholders.

The Fund's total regular distribution amount is subject to change as a result of many factors.  IGR is subject to risks through ownership of its portfolio company holdings, including, but not limited to, declines in the values of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolios company losses.  Moreover, an economic downtown could have a material adverse effect on the real estate markets and on real estate companies in which the fund invests, which could result in the Fund not achieving its investment or distribution objectives thereby jeopardizing the continuance of the existing distribution level.  See "Risk Factors and Special Considerations" for a fuller description of IGR's risks.

The Managed Distribution Policy will be examined and may be amended by the IGR Board at regular intervals with consideration of the level of investment income and realized gains.  The IGR Board may amended or terminate the Managed Distribution Policy without prior notice to its shareholders.   The IGR Board strives to establish a level regular distribution that will meet IGR's requirement to pay out all income and realized gains with a minimum of special distributions.  No conclusions should be drawn about IGR's investment performance from the amount of the current distribution or from the terms of the Managed Distribution Policy.

If the total distributions paid by IGR to its shareholders for any calendar year exceed the sum of IGR's net investment company taxable income and net realized capital gain for that year and its previously undistributed earnings and profits from prior years, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in his or her stock.  Any distributions that (based upon IGR's full year performance) constitute tax-free return of capital will reduce a shareholder's tax basis in his or her stock, thereby increasing such shareholder's potential gain or reducing such shareholder's potential loss on the sale of such stock.  In effect, a return of capital is the return of a shareholder's investment in IGR and will result in a corresponding decline in IGR's net asset value.  Return of capital distributions also may have the effect of increasing IGR's operating expense ratio.  Any amounts distributed to a shareholder in excess of such shareholder's tax basis in his or her stock will generally be taxable to the shareholder as capital gain.

If the total distributions paid to IGR's shareholders for any taxable year exceed IGR's net investment income and net realized capital gains for that year but do not exceed its previously undistributed earnings and profits from prior years, such excess generally will be treated as a taxable dividend to the extent of IGR's current and accumulated earnings and profits.  Finally, if the net investment income and net capital gains earned or realized by IGR for any taxable year exceed the amounts distributed by IGR to its shareholders for that year, the Fund intends to pay such excess to its shareholders, but may, in its discretion, retain and not distribute net capital gains to the extent of such excess.

Pursuant to the requirements of the 1940 Act, in the event IGR makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made.  Such notices will describe the portion, if any, of the quarterly dividend which, in IGR's good faith judgment, constitutes long term capital gain, short term capital gain, investment company taxable income or a return of capital.  The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by IGR at the close of its fiscal year, based on IGR's full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

Notwithstanding the foregoing, while any public indebtedness is outstanding, IGR may not declare any cash dividend or other distribution upon its common stock, or purchase any shares of its common stock, unless the aggregate indebtedness of IGR has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.  Notwithstanding the foregoing, while any shares of IGR's preferred stock, if any, are outstanding, IGR may not declare any cash dividend or other distribution on its common stock, or purchase any shares of its common stock, unless at the time of such declaration, (1) all accumulated preferred stock dividends due at that time have been paid and (2) the net asset value of IGR (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

See "–Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to shareholders may be automatically reinvested in common shares.  Dividends and distributions are taxable to shareholders whether they are reinvested in shares of IGR or received in cash.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to IGR's Automatic Dividend Reinvestment Plan (the "Plan"), shareholders are automatically enrolled to have all dividends and distributions on such shareholder's common shares reinvested by The Bank of New York Mellon Corporation, as agent for shareholders in administering the Plan (the "Plan Agent"), in IGR's common shares pursuant to the Plan.  IIA's Automatic Dividend Reinvestment Plan is identical to that of IGR.  Shareholders may elect not to participate in the Plan and to receive all dividends in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by sending written instructions to the Plan Agent at the address set forth below.  Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing written notice to the Plan Agent not less than ten days prior to any dividend or distribution date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

After IGR declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' account, depending on the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from IGR ("newly issued shares") or (ii) by the purchase of outstanding common shares on the open market ("open-market purchases") on the NYSE or elsewhere.  If, on the payment date for any dividend, the market price per common share is greater than the net asset value per common share (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares, including fractions, on behalf of the participant.  The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date.  However, if the net asset value per common share is less than or equal to 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date.  If on the payment date for any dividend the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or 30 days after the payment date for such dividend, whichever is sooner (the "last purchase date"), to invest the dividend amount in shares acquired in open-market purchases.  It is contemplated that IGR will pay monthly dividends.  Therefore, the period during which open-market purchases can be made will exist only form the payment date of each dividend through the date before the next "ex-dividend" date which typically will be approximately ten days.  If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date.  Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.  However, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records.  Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant.

In the case of shareholders such as banks, brokers or nominees that hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by IGR as a result of dividends or capital gains distributions payable either in common shares or in cash.  However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or distributions.  Participants should consult their own tax advisors regarding the U.S. federal income tax consequences of the automatic reinvestment of dividends and distributions, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.  See "Material U.S. Federal Income Tax Consequences of the Reorganization."

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan.  If the market price plus commissions of IGR's shares is higher than the net asset value, participants in the Plan will receive shares of IGR at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares.  If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares.  However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value.  Also, since IGR does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable.  Accordingly, IGR reserves the right to amend or terminate the Plan.  There is no direct service charge to participants in the Plan; however, IGR reserves the right to amend the Plan to include a service charge payable by the participants.

Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission.

All correspondence concerning the Plan should be directed to BNY Mellon Shareowner Services, P.O. Box 358016, Pittsburgh, Pennsylvania 15252-8015, Phone Number: (866) 216-0242.

GOVERNING LAW

Each Fund is organized as a statutory trust under the laws of the State of Delaware.  IIA was organized on July 16, 2003 and commenced investment operations on September 16, 2003; IGR was organized on November 6, 2003 and commenced investment operations on February 18, 2004.

Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws.  IIA and IGR are each registered as a non-diversified, closed-end management investment company under the 1940 Act.  Merger Subsidiary is also organized as a statutory trust under the laws of the State of Delaware and is not registered as an investment company under the 1940 Act.

CERTAIN PROVISIONS OF THE AMENDED AND
RESTATED AGREEMENT AND DECLARATION OF TRUST

Each Fund's Amended and Restated Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board, and could have the effect of depriving common shareholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.  Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

Each Fund's Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders.  At each annual meeting, one class of trustees is elected to a three-year term.  This provision could delay for up to two years the replacement of a majority of the Board.  A Trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

The Amended and Restated Agreement and Declaration of Trust of each Fund requires the majority vote of the Fund's Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund's shares, voting separately as a class or series, to approve, adopt or authorize certain transaction with 5% or greater holders of a class or series of the Fund's shares and their associates.  For purposes of these provisions, a 5% or greater holder of a class or series of the Fund's shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether along or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of common shares or preferred shares of the Fund.

The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•
the issuance of any securities of the Fund to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment plan unless immediately after giving effect to such issuance, such Principal Shareholder beneficially owns less than 15% of the total voting power of the outstanding shares of all classes or series of common shares or preferred shares of the Fund;

•
the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than 5% of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•
the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 5% of the total assets of the Fund, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

The Amended and Restated Agreement and Declaration of Trust of each Fund requires the affirmative vote of the holders of at least 75% of the outstanding shares to approve any merger, consolidation or sale of substantially all of the Fund's assets unless the acquiring company has certain charter provisions that are substantially equivalent to the ones listed in the Fund's charter, in which case the approval requirement is reduced to a majority of the outstanding shares.  Both IGR and the Merger Subsidiary have such charter provisions.

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of the Fund's shareholders generally.  Reference should be made to the Amended and Restated Agreement and Declaration of Fund on file with the SEC for the full text of these provisions.

The Amended and Restated Agreement and Declaration of Trust of each Fund further provide that, to the fullest extent permitted by applicable law, no Trustee or officer of the Fund is liable to the Fund or to any shareholder for money damages.  The Amended and Restated Agreement and Declaration of Trust of each Fund further provide that, to the fullest extent permitted by applicable law, a Trustee or officer of the Fund is entitled to be indemnified against all liability in connection with the affairs of the Fund.

CONVERSION TO OPEN-END FUND

Each Fund may be converted to an open-end investment company at any time by an amendment to its Amended and Restated Agreement and Declaration of Trust.  To convert a Fund to an open-end investment company, a Fund's Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series.  The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the Fund's shareholders.  If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders meeting at which such conversion was approved and would also require at least 30 days prior notice to all of the Fund's shareholders.  Conversion of a Fund to an open-end investment company would require the redemption of all outstanding preferred shares, which could eliminate or alter the leveraged capital structure of a Fund with respect to the common shares.  Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity.  In the event of conversion, the common shares would cease to be listed on the NYSE or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their common shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption.

VOTING RIGHTS

Voting rights are identical for common shareholders of each Fund.  Common shareholders of each Fund are entitled to one vote for each share of common stock held.  Except as set forth above under "–Certain Provisions of the Amended and Restated Declaration of Trust" or "–Conversion to Open-End Fund," or except as expressly required by applicable law or expressly set forth in the designation of rights and preferences with respect to a Fund's preferred shares, if any, preferred shareholders have no voting rights.  When preferred shareholders are entitled to vote, they are also entitled to cast one vote per share of preferred stock held.

IGR and IIA have historically issued preferred shares.  As of March 12, 2009, IGR will have redeemed all of its preferred shares and will no longer have any preferred shares outstanding.  As of March 5, 2009, IIA has redeemed all of its preferred shares and no longer has any preferred shares outstanding.  IGR and IIA may issue other preferred shares in the future.  Holders of each Fund's outstanding preferred shares, voting as a separate class, are entitled to elect two of their respective Fund's trustees.  The remaining trustees are elected by holders of common shares and preferred shares of the Fund, voting together as a single class.  Under the 1940 Act, if at any time dividends (whether or not earned or declared) on a Fund's outstanding preferred shares are unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, subject to the rights of the holders of any senior securities constituting indebtedness, the number of Trustees constituting the Board will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of the preferred shares of the Funds as described above, would constitute a majority of the Board.  The holders of preferred shares of the Fund will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected.  The terms of office of the person who are trustees at the time of that election will continue.  If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares of the Fund, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of preferred shares of the Fund will automatically terminate.

Approval of any reorganization (as defined in the 1940 Act) adversely affecting the rights, preferences and privileges of the preferred shares of the Fund, including the preferred shares, or of any action described in Section 13(a) of the 1940 Act requires the affirmative vote of a majority of the outstanding preferred shares of the Fund, including the preferred shares, voting as a single class.  For purposes of such approval, a majority of the outstanding preferred shares of the Fund means the lesser of (i) a majority of such outstanding shares or (ii) at least two-thirds of such shares present and voting if a majority of such shares are present.  Except as described above and except as otherwise required by law, each preferred share of the Fund, including each preferred share, has voting rights equal to the voting rights of holders of each common share.  In accordance with the Amended and Restated Agreement and Declaration of Trust, this entitles the holders of preferred shares of the Fund, including the preferred shares, to vote together with the holders of common shares, as a single class, on all matters put to a vote of stockholders other than matters affecting the rights of the holders of common shares and either not affecting the rights, preferences and privileges of the preferred shares of the Fund or affecting them differently than the common shares, in which case the preferred shares of the Fund shall be entitled to vote only to the extent described in the preceding paragraphs regarding the special voting rights of the preferred shares of the Fund.

Currently, a reorganization under the 1940 Act includes (a) a judicially supervised reorganization; (b) a merger or consolidation; (c) a sale of 75% or more of the Fund's assets; (d) a restatement of capital or exchange of securities issued by the Fund or other securities issued by the Fund; (e) a voluntary dissolution or liquidation; or (f) a recapitalization or other procedure or transaction which has for its purpose the alteration, modification or repeal of any of the rights, preferences or privileges, as set forth in the Amended and Restated Agreement and Declaration of Trust, of a class of securities issued by the Fund.  The actions currently described in Section 13(a) of the 1940 Act in relation to the Fund are (1) changing from a closed-end to an open-end investment company; (2) borrowing money, issuing senior securities, underwriting securities issued by others, purchasing or selling real estate or commodities or making loans, except in each case in accordance with the policies and restrictions set forth in the Fund's registration under the 1940 Act, which as of the date of this prospectus are set forth in the Statement of Additional Information; (3) deviations from the Fund's policy regarding concentration or any other investment policy changeable only by shareholder vote; or (4) changing its business so as to cease to be an investment company.

As long as any preferred shares are outstanding and are being rated at the request of the Fund by Moody's or Fitch or any substitute rating agency, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of its preferred shares, including the preferred shares, outstanding at the time (voting together as a separate class), (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the preferred shares with respect to payment of dividends or the distribution of assets on liquidation, or (b) authorize, create or issue additional shares of or increase the authorized amount of the preferred shares or any other preferred shares, unless, in the case of shares of preferred shares on parity with the preferred shares, the Fund obtains confirmation from Fitch (if Fitch is then rating the preferred shares at the request of the Fund), Moody's (if Moody's is then rating the preferred shares at the request of the Fund) or any substitute rating agency (if any such substitute rating agency is then rating the preferred shares at the request of the Fund) that the issuance of a class or series would not cause such rating agency to reduce the rating then assigned by such rating agency to the preferred shares, in which case the vote or consent of the holders of the preferred shares is not required.  To the extent permitted under the 1940 Act, the Fund will not approve any of the actions set forth in (a) or (b) above which materially and adversely affects the rights expressly set forth in the Amended and Restated Agreement and Declaration of Trust or of a holder of shares of a series of preferred shares of the Fund differently than those of a holder of shares of any other series of preferred shares of the Fund without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected.

The foregoing voting provisions will not apply with respect to preferred shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust  to effect such redemption.

FINANCIAL HIGHLIGHTS

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements and related notes, are included in each Fund's annual report each of which is available upon request.

IGR

The following schedule presents financial highlights for one common share of IGR outstanding throughout the periods indicated:

For the Year Ended December 31,	For the Period February 18, 2004(a) to December 31,
2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$16.16	$22.78	$17.23	$17.46	$14.33
Investment income — net	1.11	b	1.17	b	0.98	b	1.09	b	0.84	b
Realized and unrealized gain — net	(10.15)	(4.07)	8.19	0.46	3.12
Dividends and distributions on Preferred Shares from net investment income and return of capital (common stock equivalent basis)	(0.25)	(0.48)	(0.35)	(0.23)	(0.08)

Total from investment operations	(9.29)	(3.38)	8.82	1.32	3.88

Less dividends and distributions:
Investment income — net	-	(1.81)	(2.28)	(1.38)	(0.75)
Realized gain — net	(0.68)	(1.41)	(0.99)	(0.17)	-
Tax return of capital	(0.56)	-	-	-	-

Total dividends and distributions	(1.24)	(3.22)	(3.27)	(1.55)	(0.75)

Offering expenses in connection with the issuance of Preferred Shares	-	(0.2)	-	-	-
Net asset value, end of period	$5.63	$16.16	$22.78	$17.23	$17.46
Market price per share, end of period	$3.98	$13.83	$24.68	$16.30	$15.21

Total Investment Return (c)

Based on net asset value per share	(61.14)%		(15.82)%		53.42%	8.13%	28.20	% (d)
Based on market price per share	(67.38)%		(32.34)%		75.97%	18.32%	7.16	% (d)

Ratios to Average Net Assets

Expenses, net of waiver and excluding interest expense	1.28	%(e)	1.08	%(e)	1.06%	1.11%	1.07	% (f)
Expenses, net of waiver	1.28	%(e)	1.38	%(e)	1.53%	1.34%	1.17	% (f)
Expenses, before fee waiver	1.67	%(e)	1.74	%(e)	1.89%	1.71%	1.53	% (f)
Investment income — net, before preferred share dividends	9.18%		5.37%		4.84%	6.50%	6.86	% (f)

Leverage (unaudited)

Amount of borrowings outstanding (in thousands)	$370,000		$910,000		$1,057,520	$829,462	$788,946
Average amount of borrowings outstanding during the period (in thousands)	$709,153	(e)	$1,014,573	(e)	$879,801	$815,722	$596,689
Average amount of borrowings outstanding per share during the period (b)	$1.71	(e)	$2.47	(e)	$2.16	$8.06	$1.56

Supplemental Data

Net assets, end of period (in thousands)	$586,525		$1,659,240		$2,336,055	$1,742,935	$1,765,799
Portfolio turnover	7.32%		6.10%		13.23%	21.79%	21.54%

________________
(a)	Commencement of operations.

(b)	Based on average common shares outstanding.

(c)
Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.  Total investment returns exclude the effects of sales charges.

(d)	Aggregate total investment return.

(e)	Includes the effect of leverage employed by the use of auction rate preferred stock. All shares of preferred stock issued by IGR were redeemed as of March 12, 2009.

(f)	Annualized.

IIA

The following schedule presents financial highlights for one share of common stock of IIA outstanding throughout the periods indicated:

	For the Year Ended December 31,

	2008		2007		2006		2005		2004

Per Share Operating Performance

Net asset value, beginning of period	$12.34		$19.87		$17.85		$17.76		$15.53
Investment income — net (b)	1.00		1.13		1.20		1.15		0.96
Realized and unrealized gain — net	(7.22	) (c)	(5.84	) (c)	4.48	(c)	0.97	(c)	2.60	(c)
Dividends and distributions on Preferred Shares from net investment income and capital gains (common stock equivalent basis)	(0.20)		(0.44)		(0.36)		(0.24)		(0.11)

Total from investment operations	(6.42)		(5.15)		5.32		1.88		3.45

Less dividends and distributions:
Investment income — net	(0.52)		(0.33)		(0.59)		(0.64)		(0.77)
Realized gain — net	(0.64)		(1.54)		(2.15)		(0.65)		(0.32)
Tax return of capital	(0.08)		(0.49)		(0.56)		(0.50)		(0.13)

Total dividends and distributions	(1.24)		(2.36)		(3.30)		(1.79)		(1.22)

Offering expenses in connection with the issuance of Preferred Shares	-		(0.2)		-		-		-
Net asset value, end of period	$4.68		$12.34		$19.87		$17.85		$17.76
Market price per share, end of period	$3.51		$11.18		$20.23		$15.39		$16.32

Total Investment Return (d)

Based on net asset value per share	(56.77)%		(27.78)%		31.02	% (e)	11.25	% (e)	23.38	% (e)
Based on market price per share	(63.55)%		(35.13)%		56.33	% (e)	5.57	% (e)	17.77	% (e)

Ratios to Average Net Assets

Expenses, net of waiver and excluding interest expense	1.47%		1.22%		1.13	% (f)	1.14	% (f)	1.28	% (f)
Expenses, net of waiver	1.47%		1.40%		1.54	% (f)	1.25	% (f)	1.32	% (f)
Expenses, before fee waiver	1.85%		1.77%		1.90	% (f)	1.61	% (f)	1.68	% (f)
Investment income — net, before preferred share dividends	10.03%		6.50%		6.11	% (f)	6.57	% (f)	6.07	% (f)

Leverage (unaudited)

Amount of borrowings outstanding (in thousands)	$50,000		$120,000		$141,804		$115,880		$121,405
Average amount of borrowings outstanding during the period (in thousands)	$300,041	(e)	$127,459	(e)	$126,201		$112,607		$108,243
Average amount of borrowings outstanding per share during the period (b)	$20.03	(e)	8.52	(e)	$8.47		$7.59		$7.29

Supplemental Data

Net assets, end of period (in thousands)	$70,193	$184,596	$297,159	$264,918	$263,483
Portfolio turnover	14.08%	35.46%	22.78%	19.61%	21.90%

___________
(a)	Commencement of operations.

(b)	Based on average common shares outstanding.

(c)	Includes repurchase fees, which are less than $.01 per common share.

(d)
Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns.  Total investment returns exclude the effects of sales charges.

(e)	Aggregate total investment return.

(f)	Annualized.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement (a form of which is attached as Appendix A to the Statement of Additional Information), IIA will merge with and into Merger Subsidiary and shareholders of IIA will receive IGR Common Shares.  The IGR Common Shares issued to IIA shareholders will have an aggregate net asset value (not the market value) equal to the aggregate net asset value (not the market value) of IIA's common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though cash may be paid in lieu of any fractional common shares).  As soon as practicable after the Closing Date for the Reorganization, IIA will deregister as an investment company under the 1940 Act and Merger Subsidiary will dissolve under Delaware law and be liquidated into IGR.

IGR will distribute the IGR Common Shares to the holders of record of IIA in exchange for their IIA common shares.  Such distribution will be accomplished by the opening of shareholder accounts on the share ledger records of IGR in the names of and in the amounts due to the common shareholders of IIA based on their respective holdings in IIA as of the valuation time (as hereafter defined).  Each newly-opened account on the books of IGR for the former common shareholders of IIA will represent the respective pro rata number of IGR Common Shares (rounded down, in the case of fractional common shares held other than in a Dividend Reinvestment Plan account, to the next largest number of whole common shares) due such shareholder.  No fractional IGR Common Shares will be issued (except for common shares held in a Plan account).  In the event fractional common shares result from the rounding process in an account other than a Plan account, IGR's transfer agent will aggregate all such fractional IGR Common Shares and sell the resulting whole common shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of IIA common stock certificates.  See "—Terms of the Reorganization Agreements—Surrender and Exchange of Share Certificates" below for a description of the procedures to be followed by IIA's shareholders to obtain their IGR Common Shares (and cash in lieu of fractional common shares, if any).

As a result of the Reorganization, each common shareholder of IIA will own IGR Common Shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder's IIA common shares immediately prior to the Closing Date.  Since the IGR Common Shares will be issued at net asset value in exchange for the IIA common shares having a value equal to the aggregate net asset value of those IGR Common Shares, the net asset value per share of IGR Common Shares should remain virtually unchanged by the Reorganization except for its share of the costs of the Reorganization.  Thus, the Reorganization will result in no dilution of net asset value of the IGR Common Shares, other than to reflect the costs of the Reorganization.  However, as a result of the Reorganization, a shareholder of each of the Funds will hold a reduced percentage of ownership in the larger combined entity than he or she did in any of the separate Funds.  No sales charge or fee of any kind will be charged to shareholders of IIA in connection with their receipt of IGR Common Shares in the Reorganization.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement.  This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix A to the Statement of Additional Information.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued at the close of business of the NYSE on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").  The valuation procedures are the same for each Fund:  the net asset value per common share of beneficial interest of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time.  For the purpose of determining the net asset value of a common share of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of the issuing Fund is divided by the total number of common shares of the issuing Fund outstanding at such time.  Daily expenses, including the fees payable to the Advisor, will accrue at the Valuation Time.

Amendments and Conditions

The Reorganization Agreement may be amended or modified by the parties prior to the Closing Date, by action taken or authorized by their respective Boards, at any time before or after adoption of the Reorganization Agreement and approval of the Reorganization by IIA's shareholders, but, after any such adoption and approval, no amendment or modification may be made which by law requires further approval by such shareholders without such further approval.  The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the shareholders of IIA, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement; Termination

Under the Reorganization Agreement, the Board of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances, should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so.

The Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of IIA) prior to the Closing Date, or the Closing Date may be postponed:  (i) by mutual consent of the Boards of the Funds and (ii) by the Board of either Fund if any condition to that Fund's obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

Surrender and Exchange of Share Certificates

IGR Common Shares of an aggregate net asset value equal to the aggregate net asset value of IIA common shares will be issued by IGR to IIA shareholders in exchange for all of the IIA common shares. IGR will issue to IIA shareholders certificates or share deposit receipts for the IGR Common Shares registered in the name of such shareholders.  With respect to any IIA shareholder holding certificates evidencing ownership of IIA common shares as of the Closing Date, and subject to IGR being informed thereof in writing by IIA, IGR will not permit such shareholder to receive new certificates evidencing ownership of the IGR Common Shares until notified by IIA or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of IIA common shares or, in the event of lost certificates, posted adequate bond.  IIA will request its shareholders at their own expense to surrender their outstanding certificates evidencing ownership of IIA common shares or post adequate bond therefor.

Please do not send in any stock certificates at this time.  Upon consummation of the Reorganization, shareholders of IIA will be furnished with instructions for exchanging their stock certificates for IGR stock certificates and, if applicable, cash in lieu of fractional common shares.

From and after the Closing Date, there will be no transfers on the stock transfer books of IIA.  If, after the Closing Date, certificates representing common shares of IIA are presented to IGR, they will be cancelled and exchanged for certificates representing IGR Common Shares and cash in lieu of fractional common shares, if applicable, distributable with respect to IIA's common shares in the Reorganization.

Expenses of the Reorganization

IIA and IGR will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Combined Proxy Statement/Prospectus and semi-annual reports, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated between the Funds based on the Boards' assessment of the function of the expense as appropriate.  Neither the Funds nor the Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganization.
REASONS FOR THE REORGANIZATION

The factors considered by the Board of each Fund with regard to the Reorganization include the following:

•	The fact that the investment objectives and fundamental policies of the Funds are identical. See "—Comparison of the Funds."

Through the Reorganization, shareholders will be invested in a combined fund with substantially similar investment policies and strategies as IIA and, as a result, the style and risk/return profile of the combined fund will remain comparable to those of an IIA shareholders' current investments, subject to the differences described in "—Comparison of the Funds."

•	The expectation that the combined fund will have the same distribution policy and amount and frequency of payment as each of the Funds currently has.

The dividends and distribution policies and amounts of the Funds are identical.  As such, the common shareholders of each Fund will experience the same distribution policy and amount and frequency of payment as each of the Funds current has.

•	The expectation that the combined fund will have a projected annual operating expense ratio that is lower than that of either Fund prior to the Reorganization.

Each Board reviewed data presented by the Advisor showing that common shareholders of each Fund will experience a reduced annual operating expense ratio as a result of the Reorganization.  The combined fund resulting from the Reorganization will have a larger asset base than either Fund has currently.  Certain recurring administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.

•	The expectation that the combined fund will provide IIA shareholders with certain market advantages, such as more research coverage.

The IIA Board reviewed data presented by the Advisor showing that common shareholders of IIA will experience certain market advantages as a result of the Reorganization.  The combined fund resulting from the Reorganization will have a larger asset base than either Fund currently has, thereby providing common shareholders with certain market advantages, such as more research coverage.

•
The expectation that the combined fund will have greater secondary market liquidity and stability as it would be larger than and have more outstanding common shares than either Fund prior to the Reorganization.

Each Board reviewed data presented by the Advisor showing that common shareholders of each Fund may experience greater secondary market liquidity and stability as the combined fund would be larger than and have more outstanding common shares than each Fund prior to the Reorganization.

•	The expectation that the combined fund will provide IIA shareholders with enhanced diversification through access to a broader global universe of real estate securities.

The IIA Board reviewed data presented by the Advisor showing that the combined fund will provide IIA shareholders with access to a broader global universe of real estate securities.  By investing in a wider array of real estate securities rather than focusing on U.S. real estate securities, IIA shareholders will have enhanced diversification.

•
The opinion of counsel that no gain or loss will be recognized by the Funds or their shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code.

The Reorganization provides for tax-free transfers of substantially all the assets and liabilities of IIA in exchange for common shares of IGR.  Shareholders will receive IGR Common Shares equivalent to the aggregate net asset value of their IIA common shares and will pay no U.S. federal income tax on the transaction.

•	The management team who will manage IGR and the management team's investment style and strategies.

Shareholders will benefit from the continuing experience and expertise of the management team designated for IGR and the team's commitment to the investment style and strategies to be used in managing the assets of IGR.  See "—Management of the Funds."

•	The expectation that shareholders will receive substantially the same services available as shareholders of IGR as they did as shareholders of IIA.

The Board of each Fund believes that the Reorganization would benefit shareholders of the Funds, based on a number of factors, including that shareholders would not be diluted with respect to net asset value; the relative similarity of the investment strategies and policies of the two Funds; the larger net asset base of IGR after the Reorganization; the capabilities of the management team of IGR, that would manage the combined fund; and the possibility of achieving economies of scale going forward.

•	The fact that contractual fee waivers at the combined fund will roll off on a marginally slower timetable than at IIA and at the same timetable as IGR.

The IIA Board considered the fact that the combined fund will remain subject to IGR's fee waiver agreement which is substantially the same as IIA's fee waiver agreement, except that the time frames for the waivers look back to the initial public offering of IGR and will roll off at a marginally slower timetable than the existing IIA fee waiver.

•	The fact that the expenses of the Reorganization and the shareholder approval requirement are lower than for a liquidation or open-ending of IIA.

The IIA Board considered the fact that expenses of the Reorganization and the shareholder approval requirement are lower than for a liquidation or open-ending of IIA.

•
The fact that the costs incurred by IGR to acquire the IIA portfolio via the Reorganization are similar to the transaction costs associated with acquiring a comparable portfolio in the open market (without accounting for market impact and assuming IGR had the capital available to acquire such assets).

The IGR Board considered data presented by Advisor showing that the transaction costs associated with acquiring a comparable portfolio to that of IIA in the open market (without accounting for market impact and assuming IGR had the capital available to acquire such assets) are similar to the costs incurred by IGR to acquire the IIA portfolio.

•	The fact that IGR will expand its asset base by approximately 11% in a non-dilutive transaction at a time when raising new assets is not generally feasible.

The IGR Board considered the fact that through the Reorganization IGR will expand its asset base by approximately 11% in a non-dilutive transaction at a time when raising new assets is not generally feasible.

•
The expectation that the yield on the combined fund's portfolio will increase marginally, as a result of the addition of the assets currently held in the IIA portfolio, in comparison to the yield on IGR's existing portfolio.

The IGR Board considered data presented by the Advisor that the yield on the combined fund's portfolio will increase marginally, as a result of the addition of the assets currently held in the IIA portfolio, in comparison to the yield on IGR's existing portfolio.

•	The expectation that shareholders will receive substantially the same services after the Reorganization.

Each Board considered data presented by the Advisor that the shareholders of each Fund will receive substantially the same services after the Reorganization as they currently receive in their respective Fund.

•	The fact that the Advisor recommended to each Board of Trustees that they approve the Reorganization.

Each Board considered data presented by the Advisor and considered the Advisor's recommendation that they approve the Reorganization.

Considering these reasons, the Board of each Fund unanimously concluded that consummation of the Reorganization is in the best interests of each Fund and its shareholders and that the interests of the shareholders of each Fund will not be diluted with respect to net asset value as a result of the Reorganization.  The approval determination was made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a summary of certain U.S. federal income tax consequences of the Reorganization.  The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  The discussion is limited to U.S. persons who hold common shares of IIA as capital assets for U.S. federal income tax purposes (generally, assets held for investment).  This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws.  No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below.  The Funds' shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Reorganization that IIA and IGR receive an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of such Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code.  As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by IIA or IGR by reason of the Reorganization.

•
No gain or loss will be recognized by a shareholder of IIA who exchanges all of his or her IIA common shares solely for IGR Common Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional IGR Common Share, as discussed below).

•
The aggregate tax basis of IGR Common Shares received by a shareholder of IIA pursuant to the Reorganization will be the same as the aggregate tax basis of his or her IIA common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional IGR Common Share for which cash is received).

•
The holding period of IGR Common Shares received by a shareholder of IIA pursuant to the Reorganization will include the holding period of his or her IIA common shares surrendered in exchange therefor.

•
IGR's tax basis in IIA's assets received by IGR pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of IIA immediately prior to the Reorganization, and IGR's holding period for such assets will, in each instance, include the period during which the assets were held by IIA.

IGR intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to IIA and its shareholders.

The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date.  In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of IGR, IIA and Merger Subsidiary and assume, among other things, that the Reorganization will be consummated in accordance with the applicable Reorganization Agreement and as described herein.  An opinion of counsel is not binding on the IRS or any court.

Prior to the Closing Date, IIA will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of IIA all of IIA's investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, if any, through the Closing Date.  Such distributions will be taxable to IIA shareholders.

In connection with the Reorganization, IIA may sell a portion of its portfolio assets, though it does not intend to do so.  The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and IIA's basis in such assets.  Any capital gains that IIA recognizes in these sales will be distributed to IIA's shareholders as a capital gain dividend (to the extent of capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of net short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

IGR will succeed to capital loss carryforwards (and unrealized built-in losses) of IIA, which will be subject to the limitations described below.  IIA has capital loss carryforwards (and unrealized built-in losses) that, in the absence of the Reorganization, would generally be available to offset its capital gains.  If, however, the Reorganization occurs, IIA will undergo an "ownership change" for U.S. federal income tax purposes (because IIA is significantly smaller than IGR) and, accordingly, IGR's use of IIA's capital loss carryforwards (and certain unrealized built-in losses) will be significantly limited by the operation of the tax loss limitation rules of the Code.  The Code generally limits the amount of IIA's pre-ownership-change losses that may be used to offset post-ownership-change gains to a specific "annual loss limitation amount" (generally the product of (i) the fair market value, with certain adjustments, of the stock of IIA immediately prior to the Reorganization and (ii) a rate established by the IRS (for example, the rate is 3.52% for March 2009)).  Subject to certain limitations, any unused portion of these losses may be available in subsequent years.

Due to the operation of these tax loss limitation rules if the Reorganization occurs, it is possible that shareholders of IIA will receive taxable distributions earlier than they would have in the absence of the Reorganization.  The actual effect of the loss limitation rules on a shareholder of IIA will, however, depend upon many variables, including (a) whether, in the absence of the Reorganization, IIA generates sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the "annual loss limitation amount" had the Reorganization occurred, (b) the timing and amount of future capital gains recognized by IGR if the Reorganization occurs, and (c) the timing of a historic IIA shareholder's disposition of his or her shares (the tax basis of which might, depending on the facts, reflect that shareholder's share of IIA's capital losses).  Shareholders of IIA are urged to consult their own tax advisors in this regard.

SHAREHOLDER APPROVAL

Under the Amended and Restated Declaration of Trust of IIA, relevant Delaware law and the rules of the NYSE, shareholder approval of the Reorganization Agreement requires the affirmative vote of shareholders of IIA representing more than 50% of the outstanding common shares.

PROPOSAL 2: ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING

The Board of IIA is submitting Proposal 2 for consideration at the Special Meeting to authorize each shareholder's named proxy to approve one or more adjournments or postponements of the Special Meeting if there are insufficient votes at the time of the Special Meeting to approve the Agreement and Plan of Reorganization and related matters as proposed in Proposal 1.  Proposal 2 relates only to an adjournment or postponement of the Special Meeting for purposes of soliciting additional proxies to obtain the requisite shareholder votes to approve the Agreement and Plan of Reorganization and related matters as proposed in Proposal 1.  The Board of IIA retains full authority to adjourn or postpone the Special Meeting for any other purpose, including absence of a quorum, without the consent of shareholders.

Approval of Proposal 2 requires the affirmative vote of a plurality of the common shares of IIA, present at the Special Meeting, whether in person or by proxy, even if those shares represent less than a quorum.  The "affirmative vote of a plurality" means more shares vote for Proposal 2 than against Proposal 2.

OTHER INFORMATION

VOTING INFORMATION AND REQUIREMENTS

General

A list of shareholders of IIA entitled to be present and vote at the Special Meeting will be available at the offices of IIA, 201 King of Prussia Road, Radnor, Pennsylvania 19087, for inspection by any shareholder during regular business hours for ten (10) days prior to the date of the Special Meeting.

Record Date

The IIA Board fixed the close of business on June 9, 2009 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.  Shareholders on the Record Date will be entitled to one vote for each common share held, with no shares having cumulative voting rights.  At the Record Date, IIA had outstanding 15,012,818 common shares.

Proxies

Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card and more fully described below.  Shareholders of IIA have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by Broadridge Financial Solutions, Inc. ("Broadridge"), or by "touch-tone" telephone voting.  The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting.  To use the Internet, please access the Internet address found on your proxy card.  To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card.  The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly.  Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.  Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of IIA at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person.  The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein.  Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of each proposal.  Abstentions and broker non-votes (i.e., where a nominee such as a broker holding common shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) are not treated as votes "FOR" a proposal.

With respect to Proposal 1, abstentions and broker non-votes have the same effect as votes "AGAINST" the proposals since the approval requires the affirmative vote of a majority of IIA's outstanding common shares.  With respect to Proposal 2, abstentions will be treated as votes "FOR" the proposal and will be counted as votes cast on the proposal.  Broker non-votes will not be counted as votes cast on the proposal and will therefore have the effect of reducing the aggregate number of common shares voting on the proposal and reducing the number of votes "FOR" required to approve the proposal.

With respect to each proposal, a majority of the outstanding common shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.  Abstentions and broker non-votes will be deemed present for quorum purposes.

SHAREHOLDER INFORMATION

As of June 9, 2009, the Record Date, the officers and Trustees of each Fund, as a group, beneficially owned less than 1% of the outstanding common shares common of each such Fund, and no person owned of record or, to the knowledge of a Fund, beneficially 5% or more of the outstanding common shares of each such Fund.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Funds' Trustees, officers, investment advisor, affiliated persons of the investment advisor and persons who own more than 10% of a registered class of a Fund's equity securities to file forms with the SEC and NYSE, reporting their affiliation with a Fund and their ownership and changes in ownership of Fund common shares.  These persons and entities are required by SEC regulation to furnish a Fund with copies of all such forms they file.  Based on a review of these forms furnished to each Fund, each Fund believes that, during its last fiscal year, its Trustees, officers, Advisor and affiliated persons of the Advisor complied with the applicable filing requirements, other than for several late filings.

SHAREHOLDER PROPOSALS

To be considered for presentation at a shareholder's meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before solicitation is made.  Timely submission of a proposal does not necessarily mean that such proposal will be included.  Any shareholder who wishes to submit a proposal for consideration at an annual meeting of such shareholder's Fund should send such proposal to the relevant Fund at 201 King of Prussia Road, Radnor, Pennsylvania 19087, Attention: William E. Zitelli.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Combined Proxy Statement/Prospectus with its enclosures on or about June 19, 2009.  Shareholders of IIA whose common shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee.  In addition to the solicitation of proxies by mail, employees of the Advisor and its affiliates, as well as dealers or their representatives, may solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication.  The Funds have retained Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, to assist the Advisor in the solicitation and tabulation of proxies from the Funds' shareholders.  The cost of services of Broadridge in connection with the proxy, including out of pocket expenses, is being allocated approximately $9,000 to IIA and $78,000 to IGR.  Proxy solicitation expenses are an expense of the Reorganization which will be borne directly by the respective Fund incurring the expense or allocated between the Funds based on the Boards' assessment of the function of the expense as appropriate.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed upon by Skadden Arps, which serves as special counsel to IIA and IGR.

If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly.  No postage is necessary if the enclosed proxy card is mailed in the United States.

T. Ritson Ferguson
President and Chief Executive Officer
ING Clarion Real Estate Income Fund

June 19, 2009

STATEMENT OF ADDITIONAL INFORMATION

REGARDING THE REORGANIZATION OF

ING CLARION REAL ESTATE INCOME FUND

IN EXCHANGE FOR COMMON SHARES OF
ING CLARION GLOBAL REAL ESTATE INCOME FUND

Dated June 19, 2009

This Statement of Additional Information is available to the shareholders of ING Clarion Real Estate Income Fund ("IIA") in connection with the proposed Reorganization (the "Reorganization") whereby IIA will merge with and into IGR Merger Subsidiary ("Merger Subsidiary"), a direct, wholly-owned subsidiary of ING Clarion Global Real Estate Income Fund ("IGR").  IIA shareholders will exchange their IIA common shares in exchange for an equal aggregate value of newly-issued common shares of beneficial interest of IGR, par value $0.001 per share ("IGR Common Shares").  IIA will then terminate its registration under the Investment Company Act of 1940 (the "1940 Act").  Following the Reorganization, Merger Subsidiary will dissolve under Delaware law and be liquidated into IGR.  A copy of a form of the Agreement and Plan of Reorganization between IIA, IGR and Merger Subsidiary is attached hereto as Appendix A.  Unless otherwise defined herein, capitalized terms have the meanings given to them in the Combined Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Proxy Statement/Prospectus dated June 19, 2009 relating to the proposed Reorganization of IIA into IGR.  A copy of the Combined Proxy Statement/Prospectus may be obtained, without charge, by writing to IIA at 201 King of Prussia Road, Radnor, Pennsylvania 19087, or by calling (888) 711-4272.

IGR will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES OF IGR	S-3
TRUSTEES AND OFFICERS	S-7
INVESTMENT MANAGEMENT AGREEMENTS	S-11
OTHER AGREEMENTS	S-14
FUND MANAGEMENT	S-15
OTHER INFORMATION	S-18
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-19
FINANCIAL STATEMENTS	S-19
PRO FORMA FINANCIAL STATEMENTS	S-19
APPENDIX A FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B PRO FORMA FINANCIAL STATEMENTS	B-1
APPENDIX C PROXY VOTING POLICIES	C-1

INVESTMENT OBJECTIVES AND POLICIES OF IGR

The following information supplements the discussion of IGR's investment objectives, policies and techniques that are described in the Combined Proxy Statement/Prospectus.

Short-Term Fixed Income Securities

For temporary defensive purposes or to keep cash on hand fully invested, IGR may invest up to 100% of its total assets in cash equivalents and short-term fixed income securities.  Short-term fixed income securities are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities.  U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its own credit.  While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.  The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities.  Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association.  Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable.  The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon.  Certificates of deposit purchased by IGR may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities.  At the time IGR purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time.  This assures a predetermined yield for IGR during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate.  Such actions afford an opportunity for IGR to invest temporarily available cash.  IGR may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which IGR may invest.  Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.  The risk to IGR is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that IGR is entitled to sell the underlying collateral.  If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, IGR could incur a loss of both principal and interest.  The Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement.  The Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to IGR.  If the seller were to be subject to a Federal bankruptcy proceeding, the ability of IGR to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.  Master demand notes are direct lending arrangements between IGR and a corporation.  There is no secondary market for such notes.  However, they are redeemable by IGR at any time.  The Advisor will consider the financial condition of the issuer (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the issuer's ability to meet all of its financial obligations, because IGR's liquidity might be impaired if the issuer were unable to pay principal and interest on demand.  Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated but determined to be of comparable quality by the Advisor and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short Sales

IGR may make short sales of securities.  A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in the market price of that security.  IGR may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When IGR makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  IGR may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

IGR's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities.  IGR will also be required to designate on its books and records similar collateral with its custodian to the extent necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short.  Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by IGR on such security, IGR may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time IGR replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, IGR will realize a gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  Although IGR's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Strategic Transactions

Consistent with its investment objectives and policies as set forth herein and in the Combined Proxy Statement/Prospectus, IGR may also enter into certain hedging and risk management transactions.  In particular, IGR may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts and may enter into various interest rate transactions (collectively, "Strategic Transactions").  Strategic Transactions may be used to attempt to protect against possible changes in the market value of IGR's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect IGR's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities.  Any or all of these techniques may be used at any time.  There is no particular strategy that requires use of one technique rather than another.  Use of any Strategic Transaction is a function of market conditions.  The Strategic Transactions that IGR may use are described below.  The ability of IGR to hedge successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured.

Interest Rate Transactions.  Among the Strategic Transactions into which IGR may enter are interest rate swaps and options.  IGR expects to enter into such transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique, to protect against any increase in the price of securities IGR anticipates purchasing at a later date or, as discussed in the Combined Proxy Statement/Prospectus, to hedge against increased preferred share dividend rates (if any preferred shares are outstanding) or increases in IGR's cost of borrowing.  For a more complete discussion of interest rate transactions, see "Risk Factors and Special Considerations–Interest Rate Risks" in the Combined Proxy Statement/Prospectus.

Calls on Securities, Indices and Futures Contracts.  In order to enhance income or reduce fluctuations in net asset value, IGR may sell or purchase call options ("calls") on securities and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and the over-the-counter markets.  A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period.  All such calls sold by IGR must be "covered" as long as the call is outstanding (i.e., the Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements).  A call sold by IGR exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold an instrument which it might otherwise have sold.  The purchase of a call gives IGR the right to buy the underlying instrument or index at a fixed price.  Calls on futures contracts on securities written by IGR must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.

Puts on Securities, Indices and Futures Contracts. As with calls, IGR may purchase put options ("puts") on securities (whether or not it holds such securities in its portfolio).  For the same purposes, IGR may also sell puts on securities financial indices and puts on futures contracts on securities if the Fund's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price.  IGR will not sell puts if, as a result, more than 50% of IGR's assets would be required to cover its potential obligation under its hedging and other investment transactions.  In selling puts, there is a risk that IGR may be required to buy the underlying instrument or index at a price higher than the current market price.

Forward Currency Contracts. IGR may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into.  Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.  IGR may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that IGR intends to acquire.  IGR may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.  IGR may also use forward currency contracts to shift its exposure to foreign currency exchange rate changes from one currency to another.  For example, if IGR owns securities denominated in a foreign currency and the Advisor believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency.  IGR may also purchase forward currency contracts to enhance income when the Advisor anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

IGR may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency.  Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  IGR could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which IGR's existing investments are denominated.  This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars.  This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

IGR may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisor anticipates that there will be a correlation between the two currencies.

The cost to IGR of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.  When IGR enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract.  Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.  Thus, there can be no assurance that IGR will in fact be able to close out a forward currency contract at a favorable price prior to maturity.  In addition, in the event of insolvency of the counterparty, IGR might be unable to close out a forward currency contract.  In either event, IGR would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established.  Thus, IGR might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Certain provisions of the Code may restrict or affect the ability of IGR to engage in Strategic Transactions. See "Material U.S. Federal Income Tax Consequences of the Reorganization" in the Combined Proxy Statement/Prospectus.

Repurchase Agreements

As temporary investments, IGR may invest in repurchase agreements.  A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties.  The agreed-upon repurchase price determines the yield during IGR's holding period.  Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract.  IGR will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisor, present minimal credit risk.  The risk to IGR is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest.  In the event of default, the collateral may be sold but IGR might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral.  In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by IGR may be delayed or limited.  The Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price.  In the event the value of the collateral declines below the repurchase price, the Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Reverse Repurchase Agreements

IGR may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein.  Reverse repurchase agreements involve the sale of securities held by IGR with an agreement by IGR to repurchase the securities at an agreed upon price, date and interest payment.  At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest).  If IGR establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by IGR; however, under certain circumstances in which IGR does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of IGR's limitation on borrowings.  The use by IGR of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities IGR has sold but is obligated to repurchase.  Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by IGR in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its Trustee or receiver may receive an extension of time to determine whether to enforce IGR's obligation to repurchase the securities, and IGR's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.  Also, IGR would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Lending of Securities

IGR may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees ("Qualified Institutions").  By lending its portfolio securities, IGR attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of IGR.  IGR may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the 1940 Act, which currently require that (i) the borrower pledge and maintain with IGR collateral consisting of cash, a letter of credit issued by a U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by IGR at any time and (iv) IGR receive reasonable interest on the loan (which may include IGR's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value.  IGR will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund's total assets (including such loans).  Loan arrangements made by IGR will comply with all other applicable regulatory requirements, including the rules of the NYSE, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days.  All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisor, and will be considered in making decisions with respect to lending securities, subject to review by the Board of Trustees.

IGR may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by IGR's Board of Trustees.  In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

IGR may in the future employ new or additional investment strategies and instruments if those strategies and instruments are consistent with IGR's investment objective and are permissible under applicable regulations governing IGR.

TRUSTEES AND OFFICERS

General

The Board of each Fund currently consists of six individuals, four of whom are not "interested persons" of the Fund as defined in the 1940 Act (the "Independent Trustees").  The Trustees are responsible for the oversight of the operations of IGR and perform the various duties imposed on the Trustees of investment companies by the 1940 Act.  The Independent Trustees have retained independent legal counsel to assist them in connection with their duties.  The Trustees and officers of IGR hold the same positions in IIA.

The Board of each Fund currently has two committees: an Audit Committee and a Nominating Committee.

The Audit Committee consists of John Bartholdson, Frederick S. Hammer, Asuka Nakahara and Richard L. Sutton.  The Audit Committee acts according to the Audit Committee charter.  Mr. Bartholdson has been appointed as Chair of the Audit Committee.  The Audit Committee is responsible for assisting the Board of each Fund in fulfilling its oversight responsibilities relating to accounting and financial reporting policies and practices of each Fund, including, but not limited to, the integrity of each Fund's financial statements; each Fund's compliance with legal and regulatory requirements; the qualifications and independence of each Fund's independent registered public accounting firm; the performance of each Fund's internal audit function provided by the Advisor and each Fund's other service providers; and the preparation of the report required to be included in each Fund's annual proxy statement by the rules of the Securities and Exchange Commission (the "SEC").  The Board of each Fund has determined that Mr. Bartholdson is an audit committee financial expert and that he is independent for the purpose of the definition of audit committee financial expert as applicable to each Fund.

The Nominating Committee consists of John Bartholdson, Frederick S. Hammer, Asuka Nakahara and Richard L. Sutton.  The Nominating Committee acts in accordance with the Nominating Committee charter.  The Nominating Committee performs those functions enumerated in the Nominating Committee charter including, but not limited to, searching for appropriate candidates for nomination to the Board when vacancies occur or the Board is seeking to increase the size of the Board; to review the qualification of individuals recommended as potential nominees and to develop procedures and polices regarding minimum qualifications of Trustees, sources of recommendations and processes for considering recommendations.

To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing and must include:

• The name of the shareholder and evidence of the person's ownership of common shares of the respective Fund, including the number of common shares owned and the length of time of ownership; and

• The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the respective Fund and the person's consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board.

The shareholder recommendation and information described above must be sent to each Fund's Secretary, c/o ING Clarion Real Estate Securities, L.P., 201 King of Prussia Road, Radnor, Pennsylvania 19087.

During the Funds' last fiscal year and with respect to each Fund, the Audit Committee held two meetings and the Nominating Committee held no meetings.

Biographical Information

Certain biographical and other information relating to the Trustees and officers of the Funds is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the complex of funds advised by the Advisor or its affiliates ("ING Clarion RES−Advised Funds") and any public Trusteeships.  Trustees serve until their resignation, removal or death.

Name, Address and Year of Birth	Position with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of ING Clarion RES-Advised Funds and Portfolios Overseen	Public Trusteeships

Independent Trustees
John Bartholdson 201 King of Prussia Road Radnor, PA 19087 Age: 64	Trustee/ Audit Committee Financial Expert	3 years	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, lnc. (1993-2007).	2	Serves on the Board of Old Mutual Funds, Old Mutual Funds II and Old Mutual Insurance Series Fund (since 2004); Old Mutual Funds Ill (2008).

Frederick S. Hammer 201 King of Prussia Road Radnor, PA 19087 Age: 72	Trustee	3 years/ since inception	Co-Chairman of Inter-Atlantic Group (since 1994) and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC (2002-2003); non- executive.	2
Serves on the Boards of E-Duction, Inc. (2005-2008), Avalon Insurance Holdings, Inc. (2006-present), Homeowners Insurance Corp. (2006- present) and Director of US Fiduciary Corp. (2006-present); Trustee of the Madison Square Boys and Girls Club (1978-2006); Chairman of the Board of Annuity and Life Re (Holdings), Ltd. (1998-2005); Director on the Boards of Tri- Arc Financial Services, Inc. (1989-2004) and Magellan Insurance Co., Ltd. (1989- 2004): Director of Medallion Financial Corp. (1999-2002), IKON Office Solutions, Inc. (1986-1999) and VISA International (1978-1989), and Inter-Atlantic Financial, Inc. (2007-present).

Asuka Nakahara 201 King of Prussia Road Radnor, PA 19087 Age: 53	Trustee	3 years/ since inception	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since July 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania (since July 1999); Chief Financial Officer of Trammell Crow Co. (January 1, 1996-September 1, 1998); Chief Knowledge Officer of Trammell Crow Co. (September 1, 1998-December 31, 1999).	2
Serves on the Advisory board of the HBS Club of Philadelphia (2000-present); the boards of The Philadelphia Foundation (2004-present), the Children’s Hospital of Philadelphia (2006-present) and Merion Golf Club (2007-present). Former Trustee of Ardmore Presbyterian Church (2002-2004).

Richard L. Sutton 201 King of Prussia Road Radnor, PA 19087 Age: 73	Trustee	3 years/ since inception	Of Counsel, Morris, Nichols, Arsht & Tunnell (2000-present); Partner, Morris, Nichols, Arsht & Tunnel (1966-2000).	2
Trustee of the Unidel Foundation, Inc. (since 2000); Board of Directors of ING Global Real Estate Securities Ltd. (2006-present), Wilmington Country Club (1999-2004), Grand Opera House, Inc., (1976-1992), University of Delaware Library Associates, Inc. (1981-1999), Wilmington Club (1987-2003), American Judicature Society (1995-1999).

Interested Trustees*

T. Ritson Ferguson 201 King of Prussia Road Radnor, PA 19087 Age: 49	Trustee, President and Chief Executive Officer	3 years/ since inception	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. (since 1995).	2	Board member of the Community Coalition of Chester County (since 2005) and board member of ING Business Select Ltd. (UK) (2007-present).

Jarrett B. Kling 201 King of Prussia Road Radnor, PA 19087 Age: 65	Trustee	3 years/since inception	Managing Director of ING Clarion Real Estate Securities, L.P.	2	Trustee of The Hirtle Callaghan Trust (1995-present); National Trustee of the Boys and Girls Clubs of America (1997-present); Board of Old Mutual Funds (since 2005); Old Mutual Funds III (2008).

* Messrs. Ferguson and Kling are both "interested persons," as defined in the 1940 Act, of each Fund based on their positions with ING Clarion Real Estate Securities, L.P. and its affiliates.

Name, Address and Year of Birth	Position with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
T. Ritson Ferguson 201 King of Prussia Road Radnor, PA 19087 Age: 49	President and Chief Executive Officer	3 years/ since inception	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. (since 1995).

Jonathan A. Blome 201 King of Prussia Road Radnor, PA 19087 Age: 31	Chief Financial Officer	since 2006	Senior Vice President of ING Clarion Real Estate Securities, L.P. since 2005. Prior to ING Clarion, Mr. Blome was a senior supervising auditor at Ernst & Young, LLP from 2000 to 2005.

William E. Zitelli 201 King of Prussia Road Radnor, PA 19087 Age: 40	Chief Compliance Officer and Secretary	since 2007
Senior Vice President and Chief Compliance Officer of ING Clarion Real Estate Securities, L.P. since 2007.  Prior to ING Clarion, Mr. Zitelli was an attorney in private practice from 2005-2007 and Counsel at SEI Corporation from 2000-2005.

* Officers of the Fund serve at the pleasure of the Board of Trustees.

Share Ownership

Information relating to each Trustee's share ownership in each Fund and in the ING Clarion RES−Advised Funds that are overseen by the respective Trustee ("Supervised Funds") as of December 31, 2008 is set forth in the chart below:

Name of Trustee	Aggregate Dollar Range of Equity Securities in IIA	Aggregate Dollar Range of Equity Securities in IGR	Aggregate Dollar Range of Equity Securities in Supervised Funds
Independent Trustees

John Bartholdson	$0 - $50,000	$0 - $50,000	$0 - $50,000
Frederick S. Hammer	$0 - $50,000	$0 - $50,000	$0 - $50,000
Asuka Nakahara	$0 - $50,000	$0 - $50,000	$0 - $50,000
Richard L. Sutton	$50,000 – $100,000	$50,000 – $100,000	$100,000 - $150,000

Interested Trustees

T. Ritson Ferguson	$100,000 - $150,000	$200,000 - $250,000	$300,000 - $350,000
Jarrett B. Kling	$0 - $50,000	$0 - $50,000	$0 - $50,000

As of December 31, 2008, the officers and Trustees as a group owned an aggregate of less than 1% of the outstanding shares of any Supervised Fund.  As of December 31, 2008, none of the Independent Trustees of the Funds or their immediate family members owned beneficially or of record any securities of affiliates of the Advisor.

Compensation of Trustees

The following table sets forth the compensation earned by the Independent Trustees for the fiscal year ended December 31, 2008, and the aggregate compensation paid to them by all ING Clarion RES−Advised Funds for the calendar year ended December 31, 2008.

Name of Trustee	Aggregate Compensation From IIA(a)(b)	Aggregate Compensation From IGR(a)(b)	Total Compensation from the Fund and other ING Clarion RES− Advised Funds (c)
Independent Trustees

John Bartholdson	$11,000	$32,000	$43,000
Frederick S. Hammer	$10,000	$30,000	$40,000
Asuka Nakahara	$10,000	$30,000	$40,000
Richard L. Sutton	$10,000	$30,000	$40,000
__________________

(a)  With the exception of John Bartholdson, each of the Independent Trustees assumed office on August 23, 2003 for IIA and on December 17, 2003 for IGR.  For the number of ING Clarion RES-Advised Funds for which each Trustee received compensation, see "Trustees and Officer – Biographical Information."

(b)  For the fiscal year ended December 31, 2008, IIA and IGR each paid aggregate compensation of $41,000 and $122,000, respectively, to all Independent Trustees then holding such office.

(c) Represents the aggregate compensation earned by such persons during the calendar year ended December 31, 2008.

INVESTMENT MANAGEMENT AGREEMENTS

Investment Management Agreements

ING Clarion Real Estate Securities, L.P. ("ING Clarion RES" or the "Advisor") acts as investment advisor to each Fund with respect to the investment of each Fund's assets and supervises and arranges for the day-to-day operations of each Fund and the purchase of securities for and the sale of securities for and the sale of securities held in the investment portfolio of each Fund.  The Advisor has complete discretion in purchasing and selling securities and other assets for each Fund and in voting, exercising consents and exercising all other rights of such securities and other assets on behalf of each Fund.

The investment management agreements between each Fund and the Advisor were approved by each Fund's Boards, including a majority of the Independent Trustees.  The agreements provide for each Fund to pay a management fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Fund's Managed Assets (which includes the amount from the issuance of preferred shares and any other leverage) (the "Management Fee") for the investment advisory services and facilities provided by the Advisor.  Under the investment management agreement, the Funds may, but are not obligated to, reimburse the Advisor for certain expenses the Advisor incurs in connection with performing non investment advisory services for the Funds.  In addition, with the approval of its Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on each Fund's operations (other than the provision of services required under the investment management agreements) of all personnel employed by the Advisor who devote substantial time to Fund operation may be reimbursed to the Advisor.  Managed Assets are the total assets of the Fund (including any assets attributable to any preferred shares and debt that may be outstanding) minus the sum of accrued liabilities (other than preferred shares and indebtedness attributable to leverage).  This means that during periods in which the Funds are using leverage, the fee paid to the Advisor will be higher than if the Fund did not use leverage because the fee is calculated as a percentage of the Fund's Managed Assets, which include those assets purchased with leverage.

In addition to the Management Fee of the Advisor, the Funds pay all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Advisor), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

For the first nine years of IGR's operation, the Advisor has undertaken to waive its investment advisor fees and expenses payable by IGR in the amounts, and for the time periods, set forth below:

Twelve-Month Period Ending	Percentage Waived (As a Percentage of Average Weekly Managed Assets)*
February 28, 2005**	0.25%
February 28, 2006	0.25%
February 28, 2007	0.25%
February 28, 2008	0.25%
February 28, 2009	0.25%
February 28, 2010	0.20%
February 28, 2011	0.15%
February 28, 2012	0.10%
February 28, 2013	0.05%

*     Including net assets attributable to preferred shares
**   From the commencement of operations.

The Advisor has not undertaken to waive any portion of IGR's fees and expenses beyond February 28, 2013 or after termination of the investment management agreement.

For the first nine years of IIA's operation, the Advisor has undertaken to waive its investment advisor fees and expenses payable by IIA in the amounts, and for the time periods, set forth below:

Twelve-Month Period Ending	Percentage Waived (As a Percentage of Average Weekly Managed Assets)*
September 30, 2004**	0.25%
September 30, 2005	0.25%
September 30, 2006	0.25%
September 30, 2007	0.25%
September 30, 2008	0.25%
September 30, 2009	0.20%
September 30, 2010	0.15%
September 30, 2011	0.10%
September 30, 2012	0.05%

*     Including net assets attributable to preferred shares
**  From the commencement of operations.

The Advisor has not undertaken to waive any portion of IIA's fees and expenses beyond September 30, 2012 or after termination of the investment management agreement

Each Fund's investment management agreement has been approved by a majority of the disinterested trustees of each Fund.  The renewal of the investment management agreement was last approved on May 12, 2008.

The investment management agreements continue in effect for a period of two years from their effective date, and if not sooner terminated, continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of each Fund's Board of Trustees or the vote of a majority of the securities of each Fund at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  Each investment management agreement may be terminated as a whole at any time, without the payment of any penalty, by the Fund (upon the vote of a majority of each Fund's Board of Trustees or a majority of the outstanding voting securities of each Fund) or by the Advisor, upon 60 days' written notice by either party to the other which can be waived by the non-terminating party.  The investment management agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The investment management agreements provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Advisor is not liable to a Funds or any of such Fund's shareholders for any act or omission by the Advisor in the supervision or management of its respective investment activities or for any loss sustained by a Fund or such Fund's shareholders and provides for indemnification by each Fund of the Advisor, its Trustees, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to each Fund, subject to certain limitations and conditions.

The Advisor intends to devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to each Fund.  However, the services of the Advisor are not exclusive, and the Advisor provides similar services to other investment companies and other clients and may engage in other activities.

Sub-Investment Advisory Agreement

Pursuant to the sub-investment advisory agreement between the Advisor and ING Clarion Capital, LLC ("Clarion Capital"), the Advisor, on behalf of IIA, pays Clarion Capital a portion of the management fee received by the Advisor from IGR.  From the management fees, the Advisor pays Clarion Capital, for serving as sub-advisor, a fee equal to a pro rata share of the percentage of the assets allocated to real estate fixed income securities as part of the total managed assets of IIA.  Clarion Capital has the same principal business address as the Advisor.  On or before the closing date of the transactions with respect to the Reorganization, the Advisor will terminate the sub-investment advisory agreement between itself, on behalf of IIA, and Clarion Capital.

The sub-investment advisory agreement continues in effect for a period of two years from their effective dates, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of each Fund's Board of Trustees or the vote of a majority of the outstanding voting securities of each Fund at the time outstanding and entitled to vote (as defined in the 1940 Act) and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The agreement may be terminated at any time, without the payment of any penalty, by each Fund or the Advisor (upon the vote of a majority of each Fund's Board of Trustees or a majority of the outstanding voting securities of each Fund) or by a sub-adviser, upon 60 days' written notice by any party to the other, which notice can be waived by the non-terminating party.  The agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

The sub-investment advisory agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations thereunder, IIA will indemnify Clarion Capital, its partners, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to IIA, subject to certain limitation.

The sub-advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform their duties to each Fund.  However, the services of the sub-advisers are not exclusive, and the sub-advisers provide similar services to other investment companies and other clients and may engage in other activities.

The tables below set forth information about the total advisory fees paid by the Funds to the Advisor and paid to the sub-adviser for the periods indicated:

Advisory Fees

Fiscal Year Ended December 31,	IGR	IIA
2008 Paid to the Advisor	$11,767,253	$1,428,707
Paid to Clarion Capital*	N/A	$86,617
2007 Paid to the Advisor	$19,438,821	$2,330,237
Paid to Clarion Capital*	N/A	$181,434
2006 Paid to the Advisor	$17,564,627	$2,510,075
Paid to Clarion Capital*	N/A	$197,737
*The Sub-Advisor receives from the Advisor a sub-advisory fee equal to a pro-rata share of the investment advisory fee based on the percentage of assets allocated to real estate fixed income securities compared to the total managed assets of the Trust.

OTHER AGREEMENTS

Administrative Services Agreement

Certain administrative services, which may include accounting services, are provided to the Funds by The Bank of New York Mellon Corporation ("BONY") pursuant to agreements between BONY and the Funds.  The Funds will pay the costs of these services.  In addition, the Funds will reimburse the Advisor for certain additional accounting services.

The table below shows the amounts paid by the Funds to BONY, the Advisor and to Clarion Capital, for such services for the periods indicated:

Fiscal Year Ended December 31,	IGR	IIA
2008
Paid to BONY
Administration Fees	$408,508	$ 60,812
Transfer Agent Fees	$301,638	$ 42,103
Custodian Fees	$304,193	$ 18,604
2007
Paid to BONY
Administration Fees	$665,773	$ 92,428
Transfer Agent Fees	$490,971	$ 63,256
Custodian Fees	$132,889	$ 29,500
2006
Paid to BONY
Administration Fees	$600,856	$ 96,673
Transfer Agent Fees	$444,116	$ 67,752
Custodian Fees	$443,829	$ 32,077

FUND MANAGEMENT

Other Accounts Managed by the Portfolio Managers

For IGR and IIA, as of December 31, 2008:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Steven Burton	22	3	55	1	0	2
	$7,742,331,876	$125,564,536	$1,266,836,652	$125,390,072	$0	$194,004,605

T. Ritson Ferguson	24	16	72	1	11	3
	$8,292,992,514	$866,579,573	$1,655,757,620	$125,390,072	$600,258,511	$218,588,051

Joseph Smith	20	16	66	1	11	3
	$7,894,509,065	$866,579,573	$1,626,577,986	$125,390,072	$600,258,511	$218,588,051

For IIA, as of December 31, 2008:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stephen Baines	2	8	5	0	3	0
	$220,000,000	$3,720,000,000	$564,400,000	$0	$1,350,000,000	$0

Daniel Heflin	2	8	5	0	3	0
	$220,000,000	$3,720,000,000	$564,400,000	$0	$1,350,000,000	$0

Portfolio Manager Potential Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

ING Clarion RES recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base.  Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Portfolio Manager Compensation Overview

There are three pieces of compensation for portfolio managers – base salary, annual bonus and deferred compensation awards.  Base salary is reviewed annually and fixed for each year at market competitive levels.  Variable bonus and deferred compensation awards are made annually and are based upon individual achievement, over each annual period, of performance objectives established at the beginning of the period. Portfolio managers’ objectives include targets for gross performance above specific benchmarks for all portfolios they manage, including the Fund.  With respect to the Fund, such benchmarks include the Morgan Stanley U.S. REIT Index and the Dow Jones Wilshire Real Estate Securities Index.  Compensation is not based on the level of Fund assets.

Securities Ownership of Portfolio Managers

As of each Fund's fiscal year end, the portfolio managers owned equity securities in the Funds as follows:

Name of Portfolio Manager	Aggregate Dollar Range of Equity Securities in IIA	Aggregate Dollar Range of Equity Securities in IGR
Steven D. Burton	$0 - $10,000	$10,001 - $50,000
T. Rittson Ferguson	$100,000 - $150,000	$200,000 - $250,000
Joseph P. Smith	$0 - $10,000	$0 - $10,000

Portfolio Transactions and Brokerage Allocation

Subject to the supervision of each Fund's Board, the Advisor is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.  The Funds will generally purchase securities on a stock exchange effected through brokers who charge a commission for their services.  The Funds may also invest in securities that are traded principally in the over-the-counter market.  In the over-the-counter market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes an undisclosed dealer commission markup.  In certain instances, the Funds may make purchases of securities through underwritten offerings which generally include in the price a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s).

In selecting a broker to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Funds on a continuing basis.  Consistent with the conduct rules of the Financial Industry Regulatory Authority, Inc., and subject to the seeking best price and execution and approval by the Independent Trustees, the Advisor may also consider sales of shares of each Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Funds.  Additionally, the Advisor may, consistent with the interests of the Funds, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and the Advisor's other clients.  Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Advisor's investment decision-making process in order for such research, statistical and/or pricing services to be considered by the Advisor in selecting a broker.

Accordingly, the cost of the brokerage commission to the Funds in any transaction may be greater than that which another qualified broker would have charged for effecting the same transaction, if the difference is reasonably justified by other aspects of the portfolio execution services offered.  Subject to such policies and procedures as each Fund's Board may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of it having caused the Fund to pay a broker that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged from effecting that transaction if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Advisor's ongoing responsibilities with respect to the Funds.  Research and investment information may be provided by these and other brokers at no cost to the Advisor and is available for the benefit of other accounts advised by the Advisor and its affiliates, and not all of the information will be used in connection with the Funds.  Such services generally would be useful and of value to the Advisor in serving one or more of their its clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisor in carrying out its obligations to the Funds.  While such services are not expected to reduce the expenses of the Advisor, the Advisor would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.  The advisory fees that the Funds pay to the Advisor will not be reduced as a consequence of the Advisor's receipt of brokerage and research services.  To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined.  Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

Payments of commissions to brokers who are affiliated persons of the Funds (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act.  Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

One or more of the other investment companies or accounts that the Advisor manages may own, from time to time, some of the same investments as the Funds.  Investment decisions for the Funds are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account.  When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis, usually on a pro rata basis, by the Advisor in its discretion in accordance with the accounts' various investment objectives.  Such allocations are based upon the written procedures of the Advisor, which have been reviewed and approved by each Fund's Board.  In some cases, this system may adversely affect the price or size of the position obtainable for the Funds.  In other cases, however, the ability of the Funds to participate in volume transactions may produce better execution for the Funds.  It is the opinion of each Fund's Board that this advantage, when combined with the other benefits available due to the Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

The Advisor and its affiliates manage investments for clients from offices located around the world.  As a result, purchases and sales of securities may be executed through different trading desks or on different exchanges or markets throughout the day, resulting in transactions in the same security being effected at different prices over a 24-hour period.

Information about the brokerage commissions paid by the Funds, including commissions paid to affiliates, is set forth in the following table:

	Aggregate Brokerage Commissions Paid		Commissions Paid to Affiliates
Fiscal Year Ended December 31,	IGR	IIA	IGR	IIA
2008	$1,298,059	$231,870	$0	$0
2007	$620,663	$282,345	$0	$0
2006	$544,292	$108,858	$0	$0
2005	$1,481,572	$143,461	$0	$0
2004	$4,055,245	$176,634	$0	$0

OTHER INFORMATION

Custody of Assets

All securities owned by IIA and IGR and all cash, including proceeds from the sale of securities in each Fund's investment portfolio, are held by The Bank of New York Mellon Corporation, 101 Barclay Street, New York, NY 10286, as custodian.  The custodian performs custodial, fund accounting and portfolio accounting services.

Transfer Agent, Dividend Disbursing Agent and Registrar

The Bank of New York Mellon Corporation serves as each Fund's transfer agent with respect to the Funds' common shares.

Code of Ethics

IGR, IIA and the Advisor have adopted respective codes of ethics under Rule 17j-1 of the 1940 Act.  These codes of ethics establish procedures for personal investing and restricts certain transactions.  Employees subject to the codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by IGR and/or IIA.  These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The codes of ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Proxy Voting Policy

The IGR Board has adopted the proxy voting procedures of the Advisor and delegated the voting of proxies related to IGR securities to the Advisor pursuant to these procedures.  Under these procedures, the Advisor will vote proxies related to IGR securities in the best interests of IGR and its shareholders.

A copy of IGR's Proxy Voting Policy and Procedures is included as Appendix C to this Statement of Additional Information.  Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, 2008 is available without charge, (i) at www.ingclarionres.com and (ii) on the SEC's website at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

An independent registered public accounting firm for the Funds performs an annual audit of each Fund's financial statements.  Each Fund's Board has engaged Ernst & Young LLP, to be each Fund's independent registered public accounting firm.

FINANCIAL STATEMENTS

Incorporated herein by reference are (i) the audited financial statements of IGR for the fiscal year ended December 31, 2008 and (ii) the audited financial statements of IIA for the fiscal year ended December 31, 2008.

PRO FORMA FINANCIAL STATEMENTS

Set forth in Appendix B hereto are unaudited pro forma financial statements of IGR giving effect to the Reorganization which include: (i) Pro Forma Condensed Combined Schedule of Investments at December 31, 2008, (ii) Pro Forma Condensed Combined Statements of Assets and Liabilities at December 31, 2008, (iii) Pro Forma Condensed Combined Statement of Operations for the twelve months ended December 31, 2008 and (iv) Notes to Pro Forma Condensed Combined Financial Statements.

APPENDIX A

      , 2009

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

In order to consummate the reorganization contemplated herein (the "Reorganization") and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, ING Clarion Real Estate Income Fund ("IIA"), a registered closed-end investment company, File No. 811-21404, ING Clarion Global Real Estate Income Fund ("IGR"), a registered closed-end investment company, File No. 811-21465 and IGR Merger Subsidiary, a Delaware statutory trust and a direct, wholly-owned subsidiary of IGR ("Merger Subsidiary", and, together with IGR, the "IGR Parties"; the IGR Parties and IIA are collectively referred to as the "Funds"), each hereby agree as follows:

1.	REPRESENTATIONS AND WARRANTIES OF THE IGR PARTIES.

Each of IGR and Merger Subsidiary represents and warrants to, and agrees with, IIA that:

(a)         Each of IGR and Merger Subsidiary is a statutory trust duly organized, validly existing and in good standing in conformity with the laws of the State of Delaware, and has the power to own all of its assets and to carry out this Agreement.  Each of IGR and Merger Subsidiary has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)         IGR is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c)         Each of IGR and Merger Subsidiary has full power and authority to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of each of IGR's and Merger Subsidiary's Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

(d)         IIA has been furnished with IGR's Annual Report to Shareholders for the fiscal year ended December 31, 2008, and the audited financial statements appearing therein, having been audited by Ernst & Young LLP, independent registered public accounting firm, fairly present the financial position of IGR as of the respective dates indicated, in conformity with generally accepted accounting principles used in the United States applied on a consistent basis.

(e)         An unaudited statement of assets and liabilities of IGR and an unaudited schedule of investments of IGR, in each case with values determined as provided in Section 4 of this Agreement, each as of the Valuation Time (as defined in Section 3(h) herein) (together, the "IGR Closing Financial

Statements"), will be furnished to IIA, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of IGR Common Shares (as defined in Section 1(m) herein) to be issued to IIA shareholders pursuant to Section 6 of this Agreement; the IGR Closing Financial Statements will fairly present the financial position of IGR as of the Valuation Time in conformity with generally accepted accounting principles used in the United States applied on a consistent basis.

(f)         There are no material legal, administrative or other proceedings pending or, to the knowledge of either of IGR or Merger Subsidiary, threatened against either IGR or Merger Subsidiary which assert liability on the part of IGR or Merger Subsidiary or which materially affect its financial condition or its ability to consummate the Reorganization.  Neither IGR nor Merger Subsidiary is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)         There are no material contracts outstanding to which IGR or Merger Subsidiary is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or that will not otherwise be disclosed to IIA prior to the Valuation Time.

(h)         Neither IGR nor Merger Subsidiary is obligated under any provision of its charter or its bylaws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)         IGR has no known liabilities of a material amount, contingent or otherwise, other than those shown on IGR's Annual Report for the year ended December 31, 2008, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization.  As of the Valuation Time, IGR will advise IIA in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the IGR Closing Financial Statements.

(j)         No consent, approval, authorization or order of any court or government authority is required for the consummation by IGR or Merger Subsidiary of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the New York Stock Exchange Rules.

(k)         The registration statement filed by IGR on Form N-14, which includes the proxy statement of IIA with respect to the transactions contemplated herein (the "Proxy Statement/Prospectus"), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to IGR, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by IGR for use in the N-14 Registration Statement.

(l)         IGR has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs.  All tax liabilities of IGR have been adequately provided for on its books, and no tax deficiency or liability of IGR has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m)           IGR is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share (the "IGR Common Shares") and an unlimited number of preferred shares of beneficial interest.  Each outstanding IGR Common Share is fully paid and nonassessable and has full voting rights.

(n)         The books and records of IIA made available to the IGR Parties and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of IIA.

(o)         The IGR Common Shares to be issued to IIA pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of IGR will have any preemptive right of subscription or purchase in respect thereof.

(p)         At or prior to the Closing Date, the IGR Common Shares to be transferred to IIA for distribution to the shareholders of IIA on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(q)         At or prior to the Closing Date, IGR will have obtained any and all regulatory, Trustee and shareholder approvals necessary to issue the IGR Common Shares to IIA.

(r)         IGR has elected to qualify and has qualified as a regulated investment company ("RIC") within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code") for each of its taxable years since its inception; and IGR has satisfied the distribution requirements to maintain RIC status for each of its taxable years.

(s)         Merger Subsidiary has not elected, and will not elect, to be treated as a corporation for U.S. federal income tax purposes.  Merger Subsidiary is a wholly owned subsidiary of IGR.  Merger Subsidiary is a disregarded entity for U.S. federal income tax purposes.

2.	REPRESENTATIONS AND WARRANTIES OF IIA.

IIA represents and warrants to, and agrees with, the IGR Parties that:

(a)         IIA is a statutory trust duly organized, validly existing and in good standing in conformity with the laws of the State of Delaware, and has the power to own all of its assets and to carry out this Agreement.  IIA has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)         IIA is duly registered under the 1940 Act as a non-diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c)         IIA has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement and the Reorganization by the shareholders of IIA as described in Section 8(b) hereof.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

(d)         The IGR Parties have been furnished with IIA's Annual Report to Shareholders for the fiscal year ended December 31, 2008, and the audited financial statements appearing therein, having been audited by Ernst & Young LLP, independent registered public accounting firm, fairly present the financial position of IIA as of the respective dates indicated, in conformity with generally accepted accounting principles used in the United States applied on a consistent basis.

(e)         An unaudited statement of assets and liabilities of IIA and an unaudited schedule of investments of IIA in each case with values determined as provided in Section 4 of this Agreement, each as of the Valuation Time (together, the "IIA Closing Financial Statements"), will be furnished to the IGR Parties at or prior to the Closing Date for the purpose of determining the number of IGR Common Shares to be issued to IIA pursuant to Section 3 of this Agreement; the IIA Closing Financial Statements will fairly present the financial position of IIA as of the Valuation Time in conformity with generally accepted accounting principles used in the United States applied on a consistent basis.

(f)         There are no material legal, administrative or other proceedings pending or, to the knowledge of IIA, threatened against it which assert liability on the part of IIA or which materially affect its financial condition or its ability to consummate the Reorganization.  IIA is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)         There are no material contracts outstanding to which IIA is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the IGR Parties prior to the Valuation Time.

(h)         IIA is not obligated under any provision of its charter or its bylaws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)         IIA has no known liabilities of a material amount, contingent or otherwise, other than those shown in its Annual Report for the year ended December 31, 2008, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, IIA will advise the IGR Parties in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the IIA Closing Financial Statements.

(j)         No consent, approval, authorization or order of any court or governmental authority is required for the consummation by IIA of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k)         The N-14 Registration Statement, on its effective date, at the time of the shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to IIA (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by IIA for use in the N-14 Registration Statement.

(l)         IIA has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs.  All tax liabilities of IIA have been adequately provided for on its books, and no tax deficiency or liability of IIA has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.  IIA is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share (the "IIA Common Shares"),         shares of which are outstanding on the date hereof, and an unlimited number of preferred shares of beneficial interest,         shares of which are outstanding on the date hereof.  Each outstanding IIA Common Share is fully paid and nonassessable and has full voting rights.

(m)           The books and records of IIA made available to the IGR Parties and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of IIA.

(n)         IIA has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception; and IIA has satisfied the distribution requirements to maintain RIC status for each of its taxable years.

3.	THE REORGANIZATION.

(a)         Subject to receiving the requisite approvals of the shareholders of IIA, and to the other terms and conditions contained herein, and in accordance with the Delaware Statutory Trust Act (the "DSTA"), at the Effective Time (as defined in Section 3(b)) IIA shall be merged with and into Merger Subsidiary, the separate existence of IIA as a Delaware statutory trust and registered investment company shall cease and Merger Subsidiary shall continue as the surviving entity following the Reorganization (sometimes referred to herein as the "Surviving Fund") and as a subsidiary of IGR.  The existence of Merger Subsidiary shall continue unaffected and unimpaired by the Reorganization and, as the Surviving Fund, it shall be governed by the DSTA.

(b)         Upon the terms and subject to the conditions of this Agreement, on the Closing Date, the parties shall cause the Reorganization to be consummated by filing a certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware in accordance with the DSTA.  The Reorganization shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or at such subsequent date or time as Parent and IIA shall agree and specify in the Certificate of Merger (the "Effective Time").

(c)         At the Effective Time, the effect of the Reorganization shall be as provided in the applicable provisions of the DSTA.  Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of IIA and the Merger Subsidiary shall vest in the Surviving Fund, and all debts, liabilities, obligations, restrictions, disabilities and duties of IIA and the Merger Subsidiary shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Fund.

(d)         At the Effective Time, the Agreement and Declaration of Trust and the Bylaws of the Merger Subsidiary in effect immediately prior to the Effective Time shall continue to be the Agreement and Declaration of Trust and the Bylaws of the Surviving Fund, until thereafter amended in accordance with their respective terms and applicable law.

(e)         From and after the Effective Time, the directors and officers of Merger Subsidiary shall be the directors and officer of the Surviving Fund, and such directors and officers shall serve until their successors have been duly elected or appointed and qualified or unit their death, resignation or removal in accordance with the Agreement and Declaration of Trust and the Bylaws of the Surviving Fund.

(f)         Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Effective Time, IGR will distribute IGR Common Shares to IIA shareholders in exchange for their IIA Common Shares.  Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of IGR in the names of and in the amounts due to the shareholders of IIA based on their respective holdings in IIA as of the Valuation Time.

(g)         IIA and IGR covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing, when IIA's assets are added to IGR's portfolio, the resulting portfolio will meet IGR's investment objective, policies and restrictions, as set forth in IGR's Prospectus, a copy of which has been delivered to IIA. Notwithstanding the foregoing, nothing herein will require IIA to dispose of any portion of its assets if, in the reasonable judgment of IIA's trustees or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a "reorganization" described in Section 368(a) of the Code.

(h)         Prior to the Closing Date, IIA shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

(i)         The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").

(j)         Recourse for liabilities assumed from IIA by the Surviving Fund in the Reorganization will be limited to the net assets acquired by the Surviving Fund.  The known liabilities of IIA, as of the Valuation Time, shall be confirmed to the Surviving Fund pursuant to Section 2(i) of this Agreement.

(k)         For U.S. federal income tax purposes, this Agreement will constitute a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g).

4.	ISSUANCE AND VALUATION OF IGR COMMON SHARES IN THE REORGANIZATION.

IGR Common Shares of an aggregate net asset value equal to the aggregate net asset value of IIA Common Shares shall be issued by IGR to shareholders of IIA in exchange for all of the IIA Common Shares.  The aggregate net asset value of such shares shall be determined as set forth below.

The net asset value of IIA and IGR shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses.  Values in all cases shall be determined as of the Valuation Time.  The value of IIA's portfolio securities shall be determined pursuant to the regular procedures of the investment advisor.

Such valuation and determination shall be made by the IGR Parties in cooperation with IIA and shall be confirmed in writing by the IGR Parties to IIA.  The net asset value per share of the IGR Common Shares shall be determined in accordance with such procedures and IGR shall certify the computations involved.  For purposes of determining the net asset value per share of the IIA Common Shares and the IGR Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) shall be divided by the total number of IIA Common Shares or IGR Common Shares, as the case may be, outstanding at such time.  IGR shall issue to shareholders of IIA book entry interests for the IGR Common Shares registered in the name of such shareholders on the basis of each holder's proportionate interest in the aggregate net asset value of the IIA Common Shares.  With respect to any IIA shareholder holding certificates evidencing ownership of IIA Common Shares as of the Closing Date, and subject to IGR being informed thereof in writing by IIA, IGR will not permit such shareholder to receive new certificates evidencing ownership of the IGR Common Shares until notified by IIA or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of IIA Common Shares or, in the event of lost certificates, posted adequate bond.  IIA, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of IIA Common Shares or post adequate bond therefor.

No fractional shares of IGR Common Shares will be issued to holders of IIA Common Shares unless such shares are held in a Dividend Reinvestment Plan account.  In lieu thereof, the IGR's transfer agent will aggregate all fractional IGR Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for IGR Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing IGR Common Shares.

5.	PAYMENT OF EXPENSES.

(a)         IIA and the IGR Parties will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, Certificate of Merger and a registration statement on Form N-14, the printing and distribution of the Proxy Statement/Prospectus and Annual Reports, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Trustees of the Funds.  Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

(b)         If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6.	COVENANTS OF THE FUNDS.

(a)         Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(b)         IIA undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that IIA has ceased to be a registered investment company.

(c)         IGR will file the N-14 Registration Statement with the Securities and Exchange Commission (the "SEC") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable.  Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(d)         Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

The intention of the parties is that the transaction contemplated by this Agreement will qualify as a "reorganization" within the meaning of Section 368(a) of the Code.  Neither IGR nor Merger Subsidiary nor IIA shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.  At or prior to the Closing Date, the IGR Parties and IIA will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden).

In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes.  The IGR Parties agree to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of IIA for each of such Fund's taxable period first ending after the Closing Date and for all prior taxable periods.

After the Closing Date, IIA shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.  Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by IIA (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by IIA to the extent such expenses have been accrued by IIA in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

(e)         IIA agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(f)         Following the consummation of the Reorganization, IGR will continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

(g)         IGR shall use its reasonable best efforts to cause the IGR Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange prior to the Closing Date.

7.	CLOSING DATE.

(a)         The closing of the Reorganization (the "Closing") shall occur at 10:00 a.m. at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, or at such other location as may be mutually agreed by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Section 8 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the "Closing Date").

(b)         As soon as practicable after the close of business on the Closing Date, IIA shall deliver to IGR a list of the names and addresses of all of the shareholders of record of IIA on the Closing Date and the number of IIA Common Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for IIA or by its President.

8.	CONDITIONS OF IIA.

The obligations of IIA hereunder shall be subject to the following conditions:

(a)         That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of a majority of the members of the Board of Trustees of IIA and by the affirmative vote of the holders of a majority of the outstanding IIA Common Shares; and that each of the IGR Parties shall have delivered to IIA a copy of the resolutions approving this Agreement adopted by its Board of Trustees, each certified by its Secretary.

(b)         That IIA shall have received from IGR the IGR Closing Financial Statements, together with a schedule of IGR's investments, all as of the Valuation Time, certified on IGR's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by IGR's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the IGR since the date of IGR's most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c)         That IGR shall have furnished to IIA a certificate signed by IGR's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of IGR made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that IGR has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)         That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)         That IIA shall have received the opinion of Skadden, acting as special counsel for each of the IGR Parties, dated as of the Closing Date, addressed to IIA, substantially in the form and to the effect that:

(i)         each IGR Party is validly existing and in good standing under the laws of the State of Delaware;

(ii)        IGR is registered as a closed-end management investment company under the 1940 Act;

(iii)       each IGR Party has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the laws of the State of Delaware, the execution and delivery and the consummation by each IGR Party of the transactions contemplated hereby have been duly authorized by all requisite action of each IGR Party under the laws of the State of Delaware, and this Agreement has been duly executed and delivered by each IGR Party under the laws of the State of Delaware;

(iv)       this Agreement constitutes a valid and binding obligation of each IGR Party (assuming this Agreement is a valid and binding obligation of the other party hereto);

(v)        the execution and delivery by each IGR Party of this Agreement and the performance by each IGR Party of its obligations under this Agreement do not conflict with the charter or the bylaws of either IGR Party;

(vi)       neither the execution, delivery or performance by each IGR Party of this Agreement nor the compliance by each IGR Party with the terms and provisions hereof contravene any provision of the laws of the State of Delaware or the federal laws of the United States;

(vii)      no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by each IGR Party or the enforceability of this Agreement against each IGR Party; and

(viii)     the IGR Common Shares to be issued pursuant to the Reorganization have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued, fully paid and nonassessable.

(f)         That IIA shall have obtained an opinion from Skadden, special counsel for IGR, dated as of the Closing Date, addressed to IIA, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)         That all proceedings taken by each IGR Party and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to IIA.

(h)         That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of each IGR Party, be contemplated by the SEC.

9.	CONDITIONS OF THE IGR PARTIES.

The obligations of the IGR Parties hereunder shall be subject to the following conditions:

(a)         That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of each IGR Party; and IIA shall have delivered to each IGR Party a copy of the resolution approving this Agreement adopted by each IGR Party's Board of Trustees, and a certificate setting forth the vote of the holders of IIA Common Shares obtained, each certified by its Secretary.

(b)         That IIA shall have furnished to the IGR Parties the IIA Closing Financial Statements, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on IIA's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by IIA's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of IIA since the date of IIA's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of the its portfolio securities.

(c)         That IIA shall have furnished to the IGR Parties a certificate signed by IIA's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of IIA made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and IIA has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d)         That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)         That the IGR Parties shall have received the opinion of Skadden, acting as special counsel for IIA, dated as of the Closing Date, addressed to the IGR Parties, substantially in the form and to the effect that:

(i)         IIA is validly existing and in good standing under the laws of the State of Delaware;

(ii)        IIA is registered as a closed-end management investment company under the 1940 Act;

(iii)       IIA has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the laws of the State of Delaware, the execution and delivery and the consummation by IIA of the transactions contemplated hereby have been duly authorized by all requisite action of IIA under the laws of the State of Delaware, and this Agreement has been duly executed and delivered by IIA under the laws of the State of Delaware;

(iv)       this Agreement constitutes a valid and binding obligation of IIA (assuming this Agreement is a valid and binding obligation of the other party hereto);

(v)        the execution and delivery by IIA of this Agreement and the performance by IIA of its obligations under this Agreement do not conflict with the charter or the bylaws of IIA;

(vi)       neither the execution, delivery or performance by IIA of this Agreement nor the compliance by IIA with the terms and provisions hereof contravene any provision of the laws of the State of Delaware or the federal laws of the United States; and

(vii)      no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by IIA or the enforceability of this Agreement against IIA.

(f)         That the IGR Parties shall have obtained an opinion from Skadden, special counsel for IIA, dated as of the Closing Date, addressed to the IGR Parties, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)         That all proceedings taken by IIA and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the IGR Parties.

(h)         That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of IIA, be contemplated by the SEC.

(i)         That prior to the Closing Date IIA shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

10.	TERMINATION, POSTPONEMENT AND WAIVERS.

(a)         Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of IIA) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the Funds, (ii) by the Board of Trustees of IIA if any condition of IIA's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; (iii) by the Board of Trustees of

IGR if any condition of IGR's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board; or (iv) by the Board of Trustees of Merger Subsidiary if any condition of Merger Subsidiary's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b)         If the transactions contemplated by this Agreement have not been consummated by December 31, 2009, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Funds.

(c)         In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective trustees, directors, officers, agents or shareholders in respect of this Agreement.

(d)         At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of any Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e)         The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its respective officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.  This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f)         If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of IIA unless such terms and conditions shall result in a change in the method of computing the number of IGR Common Shares to be issued to shareholders of IIA, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of IIA prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless IIA promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.	INDEMNIFICATION.

(a)         Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

(b)         The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder.  The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement.  The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period.  At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense.  If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense.  If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense.  Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	OTHER MATTERS.

(a)         All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)         All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail,

postage prepaid.  Notice to IIA shall be addressed to IIA c/o ING Clarion Real Estate Securities, L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087, Attention: David Makowicz, or at such other address as IIA may designate by written notice to the IGR Parties.  Notice to the IGR Parties shall be addressed to the IGR Parties c/o ING Clarion Real Estate Securities, L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087, Attention: David Makowicz, or at such other address and to the attention of such other person as the IGR Parties may designate by written notice to IIA.  Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)         This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(d)         This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards of Trustees, at any time before or after adoption of this Agreement and approval of the Reorganization by IIA's shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval.  This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e)         This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder.  If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f)         It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund.  The execution and delivery of this Agreement has been authorized by the Board of Trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g)         This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

ING CLARION REAL ESTATE INCOME FUND

By:
Name:
Title:

ING CLARION GLOBAL REAL ESTATE INCOME FUND

By:
Name:
Title:

IGR MERGER SUBSIDIARY

By:
Name:
Title:

APPENDIX B

PRO FORMA FINANCIAL STATEMENTS

The following presents the pro forma financial statements for the combination of ING Clarion Real Estate Income Fund  ("IIA") and ING Clarion Global Real Estate Income Fund  ("IGR").  The statements are presented as of December 31, 2008, the most recent interim period for which financial information is currently available.

The unaudited Pro Forma Condensed Combined Schedule of Investments and Pro Forma Condensed Combined Statement of Assets and Liabilities reflect the financial position as if the transactions occurred on December 31, 2008.  The Pro Forma Condensed Combined Statement of Operations reflects the operations for the 12 months ended December 31, 2008 as if the Reorganization (the "Reorganization") of IIA into IGR had taken place on January 1, 2008.  The pro forma statements give effect to the proposed exchange of IGR shares for the assets and liabilities of IIA, with IGR being the surviving entity.  The proposed transactions will be accounted for as tax-free Reorganization in accordance with accounting principles generally accepted in the United States.  The historical cost basis of the investments is carried over to the surviving entity.  It is not anticipated that IGR will sell any securities of IIA acquired in the Reorganization other than in the ordinary course of business.

Pro Forma Condensed Combined Schedule of Investments for
ING Clarion Global Real Estate Income Fund ("IGR") and
ING Clarion Real Estate Income Fund ("IIA")
As of December 31, 2008 (Unaudited)

	Shares Held			Value
	IGR	IIA	Pro Forma IGR	IGR	IIA	Pro Forma IGR
Common Stocks
Australia Common Stock
Dexus Property Group	29,967,000		29,967,000	17,132,250		17,132,250
Goodman Group	16,907,508		16,907,508	8,723,055		8,723,055
Macquarie CountryWide Trust	14,384,178		14,384,178	2,106,016		2,106,016
Westfield Group	3,632,427		3,632,427	32,796,231		32,796,231
				60,757,552		60,757,552
Brazil Common Stock
BR Malls Participacoes SA (a)	1,132,100		1,132,100	4,417,714		4,417,714
				4,417,714		4,417,714

Canada Common Stock
Calloway Real Estate Investment Trust (b)	264,600		264,600	2,432,734		2,432,734
Calloway Real Estate Investment Trust	200,100		200,100	1,839,721		1,839,721
Crombie Real Estate Investment Trust (b)	500,000		500,000	3,142,973		3,142,973
H&R Real Estate Investment Trust	884,800		884,800	5,339,619		5,339,619
InnVest Real Estate Investment Trust	2,282,900		2,282,900	7,138,108		7,138,108
InnVest Real Estate Investment Trust (b)	440,000		440,000	1,375,780		1,375,780
Primaris Retail Real Estate Investment Trust (b)	700,000		700,000	6,067,234		6,067,234
RioCan Real Estate Investment Trust	1,878,800		1,878,800	20,789,314		20,789,314
				48,125,483		48,125,483

Finland Common Stock
Citycon Oyj	2,528,457		2,528,457	5,904,662		5,904,662
				5,904,662		5,904,662
France Common Stock
Mercialys SA	25,702		25,702	809,218		809,218
Societe de La Tour Eiffel	384,782		384,782	17,971,494		17,971,494
Unibail-Rodamco	300,578		300,578	44,497,639		44,497,639
				63,278,351		63,278,351
Netherlands Common Stock
Corio NV	116,780		116,780	5,339,032		5,339,032
Eurocommercial Properties NV	357,401		357,401	11,923,319		11,923,319
Nieuwe Steen Investments NV	1,136,730		1,136,730	17,713,040		17,713,040
VastNed Retail NV	317,161		317,161	15,871,298		15,871,298
Wereldhave NV	624,400		624,400	54,680,643		54,680,643
				105,527,332		105,527,332
United Kingdom Common Stock
British Land Co. Plc	1,367,200		1,367,200	10,830,965		10,830,965
Great Portland Estates Plc	945,400		945,400	3,534,048		3,534,048
Hammerson Plc	759,242		759,242	5,840,063		5,840,063
Land Securities Group Plc	1,902,400		1,902,400	25,190,975		25,190,975
Segro Plc	3,621,876		3,621,876	12,862,164		12,862,164
				58,258,215		58,258,215
Hong Kong Common Stock
Agile Property Holdings Ltd.	7,000,000		7,000,000	3,648,938		3,648,938
China Overseas Land & Investment Ltd.	8,261,500		8,261,500	11,491,183		11,491,183
Hang Lung Properties Ltd.	3,383,000		3,383,000	7,350,742		7,350,742
Hongkong Land Holdings Ltd.	3,062,900		3,062,900	7,595,992		7,595,992
Link REIT (The)	5,353,000		5,353,000	8,840,856		8,840,856
Sun Hung Kai Properties Ltd.	590,000		590,000	4,917,809		4,917,809
				43,845,520		43,845,520
Japan Common Stock
Frontier Real Estate Investment Corp.	400		400	2,184,225		2,184,225
Japan Retail Fund Investment Corp.	2,388		2,388	10,142,085		10,142,085
Mitsubishi Estate Co., Ltd.	575,000		575,000	9,178,433		9,178,433
Mitsui Fudosan Co., Ltd.	533,000		533,000	8,590,325		8,590,325
Nippon Building Fund, Inc.	1,034		1,034	11,155,565		11,155,565
Nomura Real Estate Office Fund, Inc.	900		900	5,738,555		5,738,555
				46,989,188		46,989,188
New Zealand Common Stock
Goodman Property Trust	9,050,000		9,050,000	5,024,378		5,024,378
				5,024,378		5,024,378

Pro Forma Condensed Combined Schedule of Investments for
ING Clarion Global Real Estate Income Fund ("IGR") and
ING Clarion Real Estate Income Fund ("IIA")
As of December 31, 2008 (Unaudited)
(continued)

Shares Held			Value
IGR	IIA	Pro Forma IGR	IGR	IIA	Pro Forma IGR

Singapore Common Stock
Capitaland Ltd.	500,000		500,000	1,079,299		1,079,299
CapitaMall Trust	8,000,000		8,000,000	8,828,735		8,828,735
				9,908,034		9,908,034
United States Common Stock
BRE Properties, Inc.	100,000		100,000	2,798,000		2,798,000
BioMed Realty Trust, Inc.	285,800	303,200	589,000	3,349,576	3,553,504	6,903,080
Boston Properties, Inc.		23,400	23,400		1,287,000	1,287,000
Brandywine Realty Trust		462,553	462,553		3,566,284	3,566,284
CBL & Associates Properties, Inc.		90,000	90,000		585,000	585,000
Camden Property Trust	688,100	166,400	854,500	21,565,054	5,214,976	26,780,030
Cedar Shopping Centers, Inc.		50,000	50,000		354,000	354,000
Entertainment Properties Trust		20,000	20,000		596,000	596,000
Extra Space Storage, Inc.	1,308,500	314,200	1,622,700	13,503,720	3,242,544	16,746,264
Federal Realty Investment Trust		10,800	10,800		670,464	670,464
Hospitality Properties Trust		120,000	120,000		1,784,400	1,784,400
Health Care REIT, Inc.	266,400		266,400	11,242,080		11,242,080
Highwoods Properties, Inc.	475,000		475,000	12,996,000		12,996,000
Host Hotels & Resorts, Inc.		175,500	175,500		1,328,535	1,328,535
Kilroy Realty Corp.		87,600	87,600		2,931,096	2,931,096
Kimco Realty Corp.	1,194,300	250,600	1,444,900	21,831,804	4,580,968	26,412,772
Kite Realty Group Trust		130,000	130,000		722,800	722,800
Liberty Property Trust	1,460,990	174,210	1,635,200	33,354,402	3,977,214	37,331,616
Macerich Co, (The)	1,156,900	100,000	1,256,900	21,009,304	1,816,000	22,825,304
Mack-Cali Realty Corp.		145,000	145,000		3,552,500	3,552,500
National Retail Properties, Inc.		193,100	193,100		3,319,389	3,319,389
Nationwide Health Properties, Inc.	885,900		885,900	25,443,048		25,443,048
OMEGA Healthcare Investors, Inc.	1,779,170	274,900	2,054,070	28,413,345	4,390,153	32,803,498
ProLogis		145,000	145,000		2,014,050	2,014,050
Regency Centers Corp.	498,800	77,900	576,700	23,293,960	3,637,930	26,931,890
SL Green Realty Corp.	425,735	131,500	557,235	11,026,536	3,405,850	14,432,386
Senior Housing Properties Trust		216,000	216,000		3,870,720	3,870,720
Simon Property Group, Inc.		29,500	29,500		1,567,335	1,567,335
Sovran Self Storage, Inc.	171,100	79,800	250,900	6,159,600	2,872,800	9,032,400
Taubman Centers, Inc.		13,700	13,700		348,802	348,802
UDR, Inc.	858,100	198,100	1,056,200	11,833,199	2,731,799	14,564,998
Verde Realty (a)(c)	712,120		712,120	11,749,980		11,749,980
Ventas, Inc.		21,920	21,920		735,854	735,854
Weingarten Realty Investors		85,000	85,000		1,758,650	1,758,650
Total United States Common Stock	12,266,915	4,089,883	16,356,798	259,569,608	70,416,617	329,986,225

Total Common Stock				711,606,037	70,416,617	782,022,654

United States Preferred Stock
Alexandria Real Estate Equities, Inc., Series C	450,000		450,000	8,986,500		8,986,500
Apartment Investment & Management Co., Series U	80,500		80,500	1,114,925		1,114,925
Apartment Investment & Management Co., Series Y	400,000		400,000	5,500,000		5,500,000
Apartment Investment & Management Co., Series V	400,000	80,000	480,000	5,496,000	1,099,200	6,595,200
Associated Estates Realty Corp.	174,000		174,000	2,844,900		2,844,900
BioMed Realty Trust, Inc., Series A	400,000	80,000	480,000	5,648,000	1,129,600	6,777,600
CBL & Associates Properties, Inc., Series C		51,000	51,000		408,000	408,000
Cedar Shopping Centers, Inc.	207,700	65,000	272,700	2,882,876	902,200	3,785,076
Corporate Office Properties Trust, Series J		200,000	200,000		3,478,000	3,478,000
Digital Realty Trust, Inc., Series B	125,000		125,000	1,853,750		1,853,750
Duke Realty Corp., Series M	200,800		200,800	2,188,720		2,188,720
Eagle Hospitality Properties Trust	121,700		121,700	391,728		391,728
Entertainment Properties Trust, Series D	400,000		400,000	5,000,000		5,000,000
First Industrial Realty Trust, Inc.		50,000	50,000		500,000	500,000
Glimcher Realty Trust, Series G	430,700	85,000	515,700	2,683,261	529,550	3,212,811
Glimcher Realty Trust, Series F		20,000	20,000		135,000	135,000
Health Care REIT, Inc., Series F	520,000		520,000	9,620,000		9,620,000
Host Hotels & Resorts, Inc., Series E	905,600		905,600	15,576,320		15,576,320
Innkeepers USA Trust, Series C	210,000	122,600	332,600	367,500	214,550	582,050
iStar Financial, Inc., Series I	765,000		765,000	2,776,950		2,776,950
iStar Financial, Inc., Series F		150,000	150,000		570,000	570,000
LTC Properties, Inc., Series F	1,000,000		1,000,000	21,000,000		21,000,000

Pro Forma Condensed Combined Schedule of Investments for
ING Clarion Global Real Estate Income Fund ("IGR") and
ING Clarion Real Estate Income Fund ("IIA")
As of December 31, 2008 (Unaudited)
(continued)

Shares Held			Value
IGR	IIA	Pro Forma IGR	IGR	IIA	Pro Forma IGR
LaSalle Hotel Properties, Series G	520,000		520,000	6,240,000		6,240,000
LaSalle Hotel Properties, Series E	523,200	76,800	600,000	6,744,048	989,952	7,734,000
LaSalle Hotel Properties, Series D	200,000		200,000	2,260,000		2,260,000
LaSalle Hotel Properties, Series B		170,000	170,000		2,210,000	2,210,000
Mid-America Apartment Communities, Inc., Series H	200,000		200,000	4,348,000		4,348,000
National Retail Properties, Inc., Series C	137,100	118,600	255,700	2,262,150	1,956,900	4,219,050
OMEGA Healthcare Investors, Inc., Series D	120,000		120,000	2,271,600		2,271,600
PS Business Parks, Inc., Series O	320,000	80,000	400,000	5,440,000	1,360,000	6,800,000
Public Storage, Series I		129,000	129,000		2,844,450	2,844,450
Public Storage, Series M	360,000		360,000	6,660,000		6,660,000
Public Storage, Series K	320,000	80,000	400,000	7,040,000	1,760,000	8,800,000
SL Green Realty Corp., Series C	192,500	80,000	272,500	2,827,825	1,175,200	4,003,025
SL Green Realty Corp., Series D	200,000		200,000	3,020,000		3,020,000
Strategic Hotels & Resorts, Inc., Series B	400,000	120,000	520,000	1,740,000	522,000	2,262,000
Strategic Hotels & Resorts, Inc., Series C	363,600	90,900	454,500	1,545,300	386,325	1,931,625
Strategic Hotels & Resorts, Inc. (b)	275,000		275,000	1,185,937		1,185,937
Taubman Centers, Inc., Series G	142,600		142,600	2,210,300		2,210,300
Taubman Centers, Inc., Series H	373,500		373,500	5,976,000		5,976,000
W2007 Grace Acquisition I, Inc., Series C	337,500	50,500	388,000	421,875	63,125	485,000

Total Preferred Stock				156,124,465	22,234,052	178,358,517

Mortgage Related Securities (f)
CS First Boston Mortgage Securities Corp.
Series 2002-CP3, Class J, 6.00%, 07-15-35 (b)		2,000,000	2,000,000		180,000	180,000
Series 2002 CP3, Class K, 6.00%, 07-15-35 (b)		3,500,000	3,500,000		273,000	273,000
Series 2003-C5, Class K, 5.23%, 12-15-36 (b)		2,000,000	2,000,000		136,000	136,000
Series 2003-C5, Class L, 5.23%, 12-15-36 (b)		2,000,000	2,000,000		100,000	100,000
Credit Suisse Mortgage Capital Certificates
Series 2007-C2, Class N, 5.19%, 1-15-49 (b)		1,250,000	1,250,000		32,500	32,500
DLJ Commercial Mortgage Corp.
Series 1998-CF1, Class B7, 6.41%, 02-18-31 (b)		2,600,000	2,600,000		104,000	104,000
GS Mortgage Securities Trust Commercial Mortgage
Pass-Trough Certificates
Series 2006-GG6, Class P, 5.23%, 04-10-38 (b)		1,000,000	1,000,000		15,000	15,000
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Series 2002-C3, Class J, 5.06%, 07-12-35 (b)		3,250,000	3,250,000		35,100	35,100
Lehman Brothers Commercial Conduit Mortgage Trust
Series 2007-C3, Class J, 6.13%, 7/15/17 (b)		1,000,000	1,000,000		35,000	35,000
Wachovia Bank Commercial Mortgage Trust
Series 2003-C4, Class L, 4.93%, 04-15-35 (b)		3,668,000	3,668,000		271,432	271,432
Series 2003-C7, Class L, 5.44%, 10-15-35 (b)		4,000,000	4,000,000		236,400	236,400
Series 2003-C8, Class K, 5.03%, 11-15-35 (b)		3,800,000	3,800,000		252,700	252,700

Total Mortgage Related Securities					1,671,132	1,671,132

Corporate Bonds
Ashton Woods USA LLC, 9.50%, 10/1/2015 (e)		1,650,000	1,650,000		247,500	247,500

Investment Companies United Kingdom
ING UK Real Estate Income Trust Ltd. +	15,495,600		15,495,600	5,012,731		5,012,731
ProLogis European Properties	547,200		547,200	2,441,638		2,441,638

Total Investment Companies				7,454,369		7,454,369

Purchased Options (a)
Brazil
Brascan Residential Properties SA	438,400		438,400	464,343		464,343

India
Unitech Ltd.	518,800		518,800	432,866		432,866

Pro Forma Condensed Combined Schedule of Investments for
ING Clarion Global Real Estate Income Fund ("IGR") and
ING Clarion Real Estate Income Fund ("IIA")
As of December 31, 2008 (Unaudited)
(continued)

Shares Held			Value
IGR	IIA	Pro Forma IGR	IGR	IIA	Pro Forma IGR
Total Purchased Options				897,209		897,209

Rights (a)
Hong Kong
China Overseas Land & Investment Ltd.	330,460		330,460	123,985		123,985

Short Term Investments
The Bank of New York Cash Reserve Fund	71,612,711	24,290,477	95,903,188	71,612,711	24,290,477	95,903,188

Total Investments				947,818,776	118,859,778	1,066,678,554
Other Assets less Liabilities				8,706,053	1,333,514	10,039,567
Preferred shares, at redemption value				(370,000,000)	(50,000,000)	(420,000,000)
Net Assets Applicable to Common Shares (d)				586,524,829	70,193,292	656,718,121

Footnotes:
(a) Non income producing security.
(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1993. These securities are considered illiquid and may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the securities amounted to $14,204,658 or 2.4% of net assets for IGR and
$1,671,132 or 2.4% of net assets for IIA.
(c) Fair valued pursuant to guidelines approved by the board.
(d) Portfolio percentages are calculated based on Net Assets Applicable to Common Shares.
(e) Bond is in default and did not meet its covenants. Bond is still traded by brokers and is valued using input from broker bids at December 31, 2008.
(f) In January and February 2009, the Trust disposed of all of its mortgage related and corporate bond investments.
+ Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act
of 1940 were as follows:
Affiliate	Gross Additions	Gross Reductions	Dividend Income
ING UK Real Estate Income Trust Ltd.	$--	$--	$1,630,018

Pro Forma Condensed Combined Schedule of Investments for
ING Clarion Global Real Estate Income Fund ("IGR") and
ING Clarion Real Estate Income Fund ("IIA")
As of December 31, 2008 (Unaudited)
(continued)

Information on the tax components of net assets as of December 31, 2008, for ING Clarion Global Real Estate Income Fund is as follows:

Net Tax
				Unrealized		Undistributed
Cost of			Net Tax	Depreciation		Long-Term
Investments	Gross Tax	Gross Tax	Unrealized	on Swap	Other	Capital Gains/
for Tax	Unrealized	Unrealized	Depreciation	Contracts and	Temporary	(Accumulated
Purposes	Appreciation	Depreciation	on Investments	Foreign Currency	Differences	Capital Loss)
$1,448,861,119	$42,807,569	$(543,849,912)	$(501,042,343)	$(4,088,272)	$(495,177)	$(169,421,725)

Information on the tax components of net assets as of December 31, 2008, for ING Clarion Real Estate Income Fund is as follows:

Undistributed
Cost of			Net Tax		Long-Term
Investments	Gross Tax	Gross Tax	Unrealized	Other	Capital Gains/
for Tax	Unrealized	Unrealized	Depreciation	Temporary	(Accumulated
Purposes	Appreciation	Depreciation	on Investments	Differences	Capital Loss)
$199,700,991	$4,031,105	$(84,872,318)	$(80,841,213)	$(25,322)	$(34,605,261)

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Assets and Liabilities for
ING Clarion Global Real Estate Income Fund ("IGR") and
ING Clarion Real Estate Income Fund ("IIA")
As of December 31, 2008 (Unaudited)

				Pro Forma
	IGR	IIA	Adjustments	IGR

Assets:
Investments in unaffiliated securities, at value*	942,806,045	118,859,778		1,061,665,823
Investments in affiliated securities, at value**	5,012,731	-		5,012,731
Foreign cash (cost $2,475,862)	2,475,110	-		2,475,110
Dividends and interest receivable	10,171,336	1,423,564		11,594,900
Dividend withholding reclaims receivable	1,132,338	-		1,132,338
Other assets	130,667	84,082		214,749
Total assets	961,728,227	120,367,424	-	1,082,095,651

Liabilities:
Unrealized depreciation on swap contract	4,089,680	-		4,089,680
Management fee payable	457,360	60,425		517,785
Dividends payable-preferred shares	156,013	25,322		181,335
Accrued expenses and other liabilities	500,345	88,399	314,000	902,744
Total liabilities	5,203,398	174,146	314,000	5,691,544

Preferred Shares, at redemption value	370,000,000	50,000,000		420,000,000

Net assets:
Net assets applicable to common shares	586,524,829	70,193,278	314,000	656,404,107

Capital:
Common Shares, $0.001 per value per share	104,202	15,013		119,215
Additional paid-in capital	1,261,468,144	185,650,061	314,000	1,446,804,205
Distributions in excess of net investment income	(9,312,152)	(25,322)		(9,337,474)
Accumulated net realized loss on investments,	(169,364,409)	(34,605,261)		(203,969,670)
swap contracts and foreign currency
transactions
Net unrealized depreciation on investments,	(496,370,956)	(80,841,213)		(577,212,169)
swap contracts and foreign currency
denominated assets and liabilities

Net assets applicable to common shares	586,524,829	70,193,278	314,000	656,404,107	(1)

Net asset value applicable to common shares
(based on common shares outstanding)	$ 5.63	$ 4.68		$ 5.63

Market price	$ 3.98	$ 3.51		N/A

*Cost for unaffiliated securities	1,412,595,314	199,700,991		1,612,296,305
**Cost for affiliated securities	27,506,146	-		27,506,146

Common shares outstanding	104,201,527	15,012,818	(2,542,337)	116,672,008	(2)

(1) Reflects the charge for estimated reorganization expenses of $314,000 of which $279,000 was attributable to IGR, $35,000 attributable to IIA.

(2) Reflects the capitalization adjustments giving the effect of the transfer of shares of IGR which IIA shareholders will receive as if the Reorganization had taken place on December 31, 2008. The foregoing should not be relied upon to reflect the number of shares of IGR that actually will be received on or after such date.

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Operations for
ING Clarion Global Real Estate Income Fund (“IGR”)
and
ING Clarion Real Estate Fund(“IIA”)
For the Twelve Months Ended December 31, 2008 (Unaudited)

				Pro Forma
	IGR	IIA	Adjustments	IGR (1)

Investment Income:
Dividends (net of foreign withholding taxes)	128,917,012	14,796,930		143,713,942
Dividends from affiliate	1,630,018	-		1,630,018
Interest	125,418	2,355,877		2,481,295
	130,672,448	17,152,807	-	147,825,255

Expenses (2):
Management fees	16,670,275	1,998,826		18,669,101
Auction agent fees-preferred shares	1,839,477	217,782		2,057,259
Printing and mailing fees	627,941	113,621		741,562
Administration fees	408,508	60,812	(20,047) (5)	449,273
Custodian fees	304,193	18,604		322,797
Transfer agent fees	301,638	42,103	(9,286) (5)	334,455
Legal fees	203,776	135,313	(135,313) (6)	203,776
Insurance fees	178,071	21,365	(21,365) (6)	178,071
Trustees’ fees and expenses	128,925	47,892		176,817
NYSE listing fee	90,715	23,750	(7,465) (5)	107,000
Audit fees	68,230	44,350	(44,350) (6)	68,230
Rating agency fees	12,200	12,200		24,400
Interest expense on line of credit	2,252	6,057		8,309
Miscellaneous expenses	23,648	22,667	(21,315) (7)	25,000

Total Expenses	20,859,849	2,765,342	(259,141)	23,366,050	(3)(4)

Management fees waived	(4,903,022)	(570,119)		(5,473,141)

Net expenses	15,956,827	2,195,223	(259,141)	17,892,909

Net Investment Income	114,715,621	14,957,584	259,141	129,932,346

Net Realized and Unrealized Gain (Loss)
on Investments, Swap Contracts, and
Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(75,269,604)	(26,662,204)		(101,931,808)
Swap contracts	(2,293,027)	(915,034)		(3,208,061)
Foreign currency transactions	(1,045,335)	-		(1,045,335)
Total Net Realized Loss	(78,607,966)	(27,577,238)	-	(106,185,204)

Pro Forma Condensed Combined Statement of Operations for
ING Clarion Global Real Estate Income Fund and
ING Clarion Global Real Estate Fund
For the Twelve Months Ended December 31, 2008 (Unaudited)
(continued)

Net change in unrealized appreciation /
depreciation on:
Investments	(973,243,450)	(81,083,077)		(1,054,326,527)
Swap contracts	(2,406,243)	148,410		(2,257,833)
Foreign currency denominated assets and
liabilities	(106,393)			(106,393)

Total Net Change in Unrealized
Appreciation / Depreciation	(975,756,086)	(80,934,667)	-	(1,056,690,753)

Net Loss on Investments, Swap Contracts
and Foreign Currency Transactions	(1,054,364,052)	(108,511,905)	-	(1,162,875,957)

Dividends and Distributions on Preferred
Shares from
Net Investment Income	-	(1,322,091)		(1,322,091)
Capital Gains	(25,955,111)	(1,635,209)		(27,590,320)

Dividends and Distributions on Preferred
Shares	(25,955,111)	(2,957,300)	-	(28,912,411)

Net Decrease in Net Assets Applicable
to common shares resulting from
Operations	(965,603,542)	(96,511,621)	(259,141)	(1,061,856,022)

(1) Income, expenses, realized losses, unrealized depreciation, and dividends and distributions to preferred shares for the combined fund represent such items as if the combination was consummated on January 1, 2008. After the restructuring, the Acquiring Fund will not have any leverage.

(2) The information for Pro Forma IGR presented in the Fees and Expenses Table in the Combined Proxy
Statement / Prospectus is presented on a pro forma basis to omit the effects of leverage (including interest expense and other leverage related to income and expenses). As a result, information presented above for Pro Forma
IGR (which include the impact of leverage assocated with preferred stock outstanding throughout
2008) do not correspond to the fees and expenses of this Pro Forma Condensed Combined Statement of
Operations.

(3) Does not reflect the elimination of the repurchase offer expenses specific to IIA.

(4) The Pro Forma Condensed Combined Statement of Operations excludes non-recurring aggregate estimated
Reorganization expenses of $314,000 of which $279,000 was attributable to IGR, $35,000 and was attributable to IIA, respectively.

(5) Such expenses are charged on a tiered fee schedule with break points at various asset levels.  The combined funds
     (pro forma IGR) will qualify for a lower fee than the existing funds can obtain individually.

(6) Represents services provided to IIA which will not be required after IIA combines with IGG. The services will still be preformed for the combined fund (pro forma IGR).

(7) Miscellaneous organizational and operational expenses associated with maintaining separate legal structures.

See Notes to Pro Forma Condensed Combined Financial Statements.

Notes to Pro Forma Condensed Combined Financial Statements
ING Clarion Global Real Estate Income Fund
 (Unaudited)

NOTE 1 — Basis of Combination:

The Boards of Trustees of ING Clarion Real Estate Income Fund  ("IIA") and ING Clarion Global Real Estate Income Fund  ("IGR" and, together with IIA, each, a "Fund" and collectively, the "Funds") at a meeting held on February 5, 2009 each approved the following: (a) a proposed tax-free reorganization in which IGR will merge with IIA and shareholders of IIA will receive newly issued common shares as beneficial interest of IGR ("IGR Common Shares") (the "Reorganization").  Pursuant to the Reorganization, subject to approval by the shareholders of IIA, IIA will merge with and into IGR Merger Subsidiary ("Merger Subsidiary"), a direct wholly owned subsidiary of IGR and shareholders of IIA will receive IGR Common Shares (the "Exchange").  IIA will then terminate its registration under the Investment Company Act of 1940.  Following the Exchange, Merger Subsidiary will dissolve under Delaware law and be liquidated into IGR.

The Exchange will be accounted for as a tax-free merger of investment companies.  The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds at December 31, 2008.  The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended December 31, 2008.  These statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the dates indicated above in conformity with accounting principles generally accepted in the United States of America.  As of December 31, 2008, all the securities held by IIA comply with the compliance guidelines and/or investment restrictions of IGR.  The historical cost of investment securities will be carried forward to the surviving entity.  The fiscal year ends for the Funds is December 31.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in their respective Statements of Additional Information.  Such pro forma condensed combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on December 31, 2008.  Following the Exchange, IGR will be the accounting survivor.

If the Reorganization is completed, the costs associated with the Reorganization, including the costs associated with the shareholder meeting, will be borne directly by the respective Fund incurring the expense or allocated between the Funds based on the Boards' assessment of the function of the expense as appropriate.  The estimated expenses of the Reorganization are $314,000 in the aggregate of which, on a preliminary basis, approximately $35,000 is attributable to IIA and approximately $279,000 is attributable to IGR.

NOTE 2—Valuation:

Equity investments traded on a national securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable.  Equity investments traded on a national exchange for which there were no sales on that day and equity investments traded on over-the-counter ("OTC") markets for which market quotations are readily available are valued at the last available bid price.  Effective September 4, 2007, exchange traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges.  Options traded in the OTC market are valued at the last asked price (options written) and the last bid price (options purchased).  Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty.  Financial futures contracts are traded on exchanges and are valued at their last sale price.  Investments in open-end investment companies are valued at their net asset value each business day.  Short-term securities may be valued at amortized cost.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Fund's Board of Trustees (the "Board") as reflecting fair value ("Fair Value Assets").  When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor shall seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arms-length transaction.  Fair value determinations shall be based upon all available factors that the advisor and/or sub-advisor deems relevant.  The pricing of all Fair Value Assets shall be subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the NYSE.  The values of such securities used in computing the net assets of the Fund are determined as of such times.  Foreign currency exchange rates will be determined as of the close of business on the NYSE.  Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets.  If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board or by the investment advisor using a pricing service and/or procedures approved by the Fund's Board.

NOTE 3 — Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of IGR that would have been issued at December 31, 2008 in connection with the proposed Reorganization.  The number of shares assumed to be issued is equal to the net asset value of shares of IIA, as of December 31, 2008, divided by the net asset value per share of the shares of IGR as of December 31, 2008.  The pro forma number of shares outstanding for the combined fund consists of the following at December 31, 2008:

Total Outstanding IGR Shares Pre-Combination	Additional Shares Assumed Issued In IIA Reorganization	Total Outstanding IGR Shares Post-Combination
104,201,527	12,470,481	116,672,008

NOTE 4—Pro Forma Operating Expenses:

The pro forma condensed combined statement of operations for the twelve-month period ending December 31, 2008, as adjusted, giving effect to the Exchange reflects changes in expenses of IGR as if the Exchange was consummated on January 1, 2008.  Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5—Federal Income Taxes:

IGR and IIA each have elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code").  If the Exchange is consummated, IGR would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, U.S. federal income taxes.  In addition, IIA will make any required income or capital gain distributions prior to consummation of this Exchange, in accordance with provisions of the Code relating to tax-free mergers of investment companies.

IGR will succeed to capital loss carryforwards (and unrealized built-in losses) of IIA which will be subject to the limitations described bleow.  IIA has capital loss carryforwards (and unrealized built-in losses) that, in the absence of the Reorganization, would generally be available to offset its capital gains.  If, however, the Reorganization occurs, then IIA will undergo an "ownership change" for U.S. federal income tax purposes (because IIA is significantly smaller than IGR) and, accordingly, IGR's use of IIA's capital loss carryforwards (and certain unrealized built-in losses) will be significantly limited by the operation of the tax loss limitation rules of the Code.  The Code generally limits the amount of IIA's pre-ownership-change losses that may be used to offset post-ownership-change gains to a specific "annual loss limitation amount" (generally the product of (i) the fair market value, with certain adjustments, of the stock of IIA immediately prior to the Reorganization and (ii) a rate established by the IRS (for example, the rate is 3.52% for March 2009)).  Subject to certain limitations, any unused portion of these losses may be available in subsequent years.

Due to the operation of these tax loss limitation rules if the Reorganization occurs, it is possible that shareholders of IIA will receive taxable distributions earlier than they would have in the absence of the Reorganization.  The actual effect of the loss limitation rules on a shareholder of IIA will, however, depend upon many variables, including (a) whether, in the absence of the Reorganization, IIA generates sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the "annual loss limitation amount" had the Reorganization occurred, (b) the timing and amount of future capital gains recognized by IGR if the Reorganization occurs, and (c) the timing of a historic IIA shareholder's disposition of his or her shares (the tax basis of which might, depending on the facts, reflect that shareholder's share of IIA's capital losses).  Shareholders of IIA are urged to consult their own tax advisors in this regard.

The identified cost of investments for IGR and IIA is substantially the same for both financial accounting and federal income tax purposes.  The tax cost of investments will remain unchanged for the combined entity.
NOTE 6—Pro Forma Calculation:

The accompanying pro forma condensed combined financial statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

APPENDIX C

PROXY VOTING POLICIES AND PROCEDURES

For the ING Clarion RES-Advised Funds

As of January 31, 2008

PROXY VOTING POLICIES AND PROCEDURES

As of January 31, 2008

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.  When ING Clarion Real Estate Securities ("ING CRES") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

ING CRES has engaged Risk Metrics Group ("RMG") to provide services with respect to proxy voting, including the tracking of proxies received for clients, providing notice to ING CRES concerning dates votes are due, the actual casting of ballots and recordkeeping.  It is important to recognize that the ability for RMG and ING CRES to process proxy voting decisions in a timely manner is contingent in large part on the custodian banks holding securities for ING CRES clients.  On a daily basis, ING CRES provides RMG with a list of securities held in each account over which ING CRES has voting authority.  In addition, ING CRES provides RMG with its proxy voting guidelines.

Voting decisions remain within the discretion of ING CRES.  On a daily basis, ING CRES reviews an online system maintained by RMG in order to monitor for upcoming votes.  When a pending vote is identified, the appropriate analyst reviews the ballots, along with supplemental information about the vote provided by RMG and—if available—other research providers employed by ING CRES.  The analyst makes the voting decision.  If the analyst votes in contravention of the ING CRES proxy voting guidelines, the analyst's decision must be approved by a senior member of the investment team based on completion of the applicable form containing an explanation documented by the analyst outlining the voting rationale.  The Chief Compliance Officer must ensure that the appropriate approval has been received and evidence such review by signature.

Except as otherwise noted, operation of the proxy voting process is coordinated by trade settlement operations.  Compliance is responsible for oversight of and testing of the process.  As noted above, RMG provides recordkeeping services, including retaining a copy of each proxy statement received and each vote cast.  This information is available to ING CRES upon request.

For the accounts over which ING CRES maintains proxy voting authority, ING CRES will vote proxies in accordance with its proxy voting guidelines.  ING CRES may, in certain circumstances, voluntarily adhere to guidelines established by its clients if doing so can be accomplished within the proxy voting process through RMG as described above.  Otherwise, ING CRES will not accept proxy voting authority to the extent clients wish to impose voting guidelines different from those of ING CRES.  As the responsibility for proxy voting is defined at the outset of the client relationship (and documented in the Investment Management Agreement), ING CRES does not anticipate any confusion on the part of its clients in this respect.

ING CRES will identify any conflicts that exist between the interests of ING CRES and its clients.  This examination will include a review of the relationship of ING CRES with the companies comprising the firm's investable universe to determine if the issuer is a client of ING CRES or has some other relationship with the firm.  If a material conflict exists, Clarion will determine whether voting in accordance with its voting guidelines is in the best interests of its clients (or particular affected clients).  ING CRES will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA Clients"), will give the clients the opportunity to vote their proxies themselves.  In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when ING CRES determines it has a material conflict that affects its best judgment as an ERISA fiduciary, ING CRES will give the ERISA Client the opportunity to vote the proxies themselves.

ING CRES will maintain files relating to its proxy voting procedures in an easily accessible place.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept on site.  These files will include (1) copies of the proxy voting policies and procedures and any amendments thereto, (2) a copy of any document Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and (3) a copy of each written client request for information on how Clarion voted such client's proxies and a copy of any written response to any (written or oral) client request for information on how ING CRES voted its proxies.

Clients may contact the Chief Compliance Officer, William Zitelli, via e-mail at william.zitelli@ingclarion.com or telephone (610) 995-8935, to obtain a copy of these policies and procedures (and, if desired, the firm's proxy voting guidelines) or to request information on the voting of such client's proxies.  A written response will list, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon, and (3) how ING CRES voted the client's proxy.